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                                                                  EXHIBIT 10.54

                          LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT (this "Agreement") made this 29th day of May, 1996 by and among BT COMMERCIAL CORPORATION ("BTCC"), as a lender, and as administrative agent ("Administrative Agent") for all "Lenders" (as hereinafter defined), with an office at 233 South Wacker Drive, Chicago, Illinois 60606, LASALLE NATIONAL BANK, a national banking association, as a lender ("LaSalle") and as collateral agent ("Collateral Agent") for all Lenders with an address at 135 South LaSalle Street, Chicago, Illinois 60674, and EMPIRE INDUSTRIES, INC., a North Carolina corporation ("Borrower").

                              W I T N E S S E T H

     WHEREAS, Borrower has requested that LaSalle provide a loan facility to Borrower;

     WHEREAS, in connection therewith LaSalle has agreed to assign, and BTCC has agreed to accept, a portion of LaSalle's interests in the loan facilities; and

     WHEREAS, Borrower may, from time to time, request Loans from Agents and Lenders, and the parties wish to provide for the terms and conditions upon which such Loans, if made by Agents and Lenders, shall be made;

     NOW, THEREFORE, in consideration of any Loan (including any Loan by renewal or extension) heretofore, now or hereafter made to Borrower by either Agent or any Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrower, the parties agree as follows:

     1. DEFINITIONS.

     (a) "ACCOUNT," "ACCOUNT DEBTOR," "CHATTEL PAPER," "DOCUMENTS," "EQUIPMENT," "GENERAL INTANGIBLES," "GOODS," "INSTRUMENTS," "INVENTORY," and "INVESTMENT PROPERTY," shall have the respective meanings assigned to such terms, as of the date of this Agreement, in the Illinois Uniform Commercial Code.

     (b) "ADMINISTRATIVE AGENT" shall mean BTCC or its successor appointed pursuant to Paragraph (10) of Exhibit A, acting in its capacity as agent for, and on behalf of all Lenders.

     (c) "AFFILIATE" shall mean any Person directly or indirectly controlling, controlled by or under common control with Borrower.

     (d) "AGENTS" shall mean Collateral Agent and Administrative Agent, collectively.

     (e) "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or
(i) with respect to all notices, determinations, fundings and payments in connection with LIBOR Rate Loans, any day that banks in London or Chicago are required or permitted to close, and (ii) with respect to all other matters, any day that banks in the Chicago area are required or permitted to close.

     (f) "COLLATERAL" shall mean all of the property of Borrower described in Paragraph 4 hereof, together with all other real or personal property of any Obligor or any other Person now or hereafter pledged to Collateral Agent, for the benefit of Agents and Lenders, to secure, either directly or indirectly, repayment of any of the Liabilities.


     (g) "COLLATERAL AGENT" shall mean LaSalle or its successor appointed pursuant to Paragraph (10) of Exhibit A, acting in its capacity as agent for, and on behalf of all Lenders.

     (h) "ELIGIBLE ACCOUNT" shall mean an Account owing to Borrower which is acceptable to Collateral Agent in its reasonable discretion for lending purposes. Without limiting Collateral Agent's discretion, Collateral Agent shall, in general, consider an Account to be an Eligible Account if it meets, and so long as it continues to meet, the following requirements:

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           (i) it is genuine and in all respects what it purports to be;

           (ii) it is owned by Borrower, Borrower has the right to subject it to a security interest in favor of Collateral Agent, or assign it to Collateral Agent, and it is subject to a first priority perfected security interest in favor of Collateral Agent, and to no other claim, lien, security interest or encumbrance whatsoever, other than Permitted Liens;

           (iii) it arises from (A) the performance of services by Borrower and such services have been fully performed and acknowledged and accepted by the Account Debtor thereunder (or, if title passes to the Account Debtor upon delivery by Borrower to a common carrier, such carrier has received the goods and acknowledged such receipt in writing); or (B) the sale or lease of Goods by Borrower, and such Goods have been completed in accordance with the Account Debtor's specifications (if any) and delivered to and accepted by the Account Debtor (or, if title passes to the Account Debtor upon delivery by Borrower to a common carrier, such carrier has received the goods and acknowledged such receipt in writing), such Account Debtor has not refused to accept any of the Goods, returned or offered to return any of the Goods, or refused to accept any of the services which are the subject of such Account, and Borrower has possession of, or Borrower has delivered to Collateral Agent (at Collateral Agent's request) shipping and delivery receipts evidencing delivery of such Goods to the Account Debtor or commercial carrier, as applicable;

           (iv) it is evidenced by an invoice rendered to the Account Debtor thereunder, and either (a) is due and payable within sixty
      (60) days after the date of the invoice and does not remain unpaid ninety (90) days past the date thereof, (b) with respect to "datings" (including Accounts payable ninety (90) days past the invoice date thereof), is due and payable within one hundred eighty (180) days after the date of invoice and does not remain unpaid thirty (30) days past the due date thereof or (c) with respect to datings having longer than one hundred eighty (180) day terms, is due and payable within two hundred ten (210) days of the invoice date thereof and does not remain unpaid two hundred ten
      (210) days past the invoice date thereof; provided, however, that if more than twenty-five percent (25%) of the aggregate dollar amount of invoices owing by a particular Account Debtor remain unpaid (a) ninety (90) days after the invoice date thereof, with respect to Accounts other than datings, (b) thirty (30) days past the due date thereof with respect to datings of one hundred eighty
      (180) days or less or (c) two hundred ten (210) days after the invoice date thereof with respect to datings having more than one hundred eighty (180) day terms, up to two hundred ten (210) day terms, then all Accounts owing by that Account Debtor shall be deemed ineligible;

           (v) it is a valid, legally enforceable and unconditional obligation of the Account Debtor thereunder, and is not subject to setoff, counterclaim, credit, allowance or adjustment by such Account Debtor, or to any claim by such Account Debtor denying liability thereunder in whole or in part; provided, that Collateral Agent may from time to time, in its sole discretion, deem such Account to be an Eligible Account to the extent that the face amount of such Account exceeds the amount of the setoff, counter-claim, credit, allowance, adjustment or other claim by such Account Debtor;

           (vi) it does not arise out of a contract or order which fails in any material respect to comply with the requirements of applicable law;

           (vii) the Account Debtor thereunder is not a director, officer, employee or agent of Borrower, or a Subsidiary, Parent or Affiliate;

           (viii) it is not an Account having a face amount in excess of $100,000, with respect to which the Account Debtor is the United States of America or any department, agency or instrumentality thereof, or which, when added to all other Accounts owing by the United Stated of America or any department, agency or instrumentality thereof, exceeds $500,000, unless Borrower assigns its right to payment of such Account to Collateral Agent pursuant to, and in full compliance with, the Assignment of Claims Act of 1940, as amended;

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           (ix) it is not an Account with respect to which the Account
      Debtor is located in a state which requires Borrower, as a precondition to commencing or maintaining an action in the courts of that state, either to (A) receive a certificate of authority to do business and be in good standing in such state, or (B) file a notice of business activities report or similar report with such state's taxing authority, unless (x) Borrower has taken one of the actions described in clauses (A) or (B), (y) the failure to take one of the actions described in either clause (A) or (B) may be cured retroactively by Borrower at its election, or (z) Borrower has proven, to Collateral Agent's satisfaction, that it is exempt from any such requirements under any such state's laws;

           (x) it is an Account which arises out of a sale made in the ordinary course of Borrower's business;

           (xi) the Account Debtor is a resident or citizen of, and is located within, the United States of America or the provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario and New Brunswick, Canada or a resident or citizen of a foreign country (other than those provinces of Canada listed above) and (a) the Account is payable in U.S. Dollars and (b) with respect to foreign Account Debtors (other than those from the provinces of Canada listed above), such Account is supported by a letter of credit which is in form and substance satisfactory to Collateral Agent, issued by a financial institution acceptable to Collateral Agent and assigned to Collateral Agent in a manner acceptable to Collateral Agent;

           (xii) it is not an Account with respect to which the Account Debtor's obligation to pay is conditional upon the Account Debtor's approval of the Goods or services or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale on approval, sale or return or consignment basis;

           (xiii) it is not an Account (A) with respect to which any representation or warranty contained in this Agreement is untrue or (B) which violates any of the covenants of Borrower contained in this Agreement;


           (xiv) it is not an Account which, when added to a particular Account Debtor's other indebtedness to Borrower, exceeds a credit limit determined by Collateral Agent in its reasonable discretion for that Account Debtor (except that Accounts excluded from Eligible Accounts solely by reason of this Paragraph 1(d)(xiv) shall be Eligible Accounts to the extent of such credit limit); and

           (xv) it is not an Account with respect to which the prospect of payment or performance by the Account Debtor is or will be impaired, as determined by Collateral Agent in its reasonable discretion.

; provided, that in the event that Collateral Agent (a) creates eligibility criteria not set forth above, (b) sets or decreases any credit limit with respect to any Account Debtor as described in clause (xiv) or (c) determines that the payment or performance by an Account Debtor is impaired in accordance with clause (xv) above, which results in currently existing Accounts which had been included in Eligible Accounts to no longer satisfy the criteria to be an Eligible Account, then such Account shall remain an Eligible Account until such Account becomes past due.

     (i) "ELIGIBLE INVENTORY" shall mean Inventory of Borrower consisting of raw materials less than one year old, finished goods and work-in-process, which is acceptable to Collateral Agent in its reasonable discretion for lending purposes. Without limiting Collateral Agent's discretion, Collateral Agent shall, in general, consider Inventory to be Eligible Inventory if it meets, and so long as it continues to meet, the following requirements:

           (i) it is owned by Borrower, Borrower has the right to subject it to a security interest in favor of Collateral Agent, and it is subject to a first priority perfected security interest in favor of Collateral Agent, and to no other claim, lien, security interest or encumbrance whatsoever, other than Permitted Liens;

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           (ii) it is located on the premises listed on Exhibit B and is not in transit, or, if it is in transit, it consists solely of finished goods or finished components of goods, it is insured on terms and with such endorsements as Collateral Agent shall require and, if requested by Collateral Agent, Collateral Agent has received copies or the original bills of lading with respect to such Inventory;

           (iii) if held for sale or lease or furnishing under contracts of service, it is (except as Collateral Agent may otherwise consent in writing) new and unused and free from defects which would, in Collateral Agent's reasonable determination, affect its market value;

           (iv) it is not stored with a bailee, consignee, warehouseman, processor or similar party unless Collateral Agent has given its prior written approval and Borrower has caused any such bailee, consignee, warehouseman, processor or similar party to issue and deliver to Collateral Agent, in form and substance acceptable to Collateral Agent, such UCC financing statements, warehouse receipts, waivers and other documents as Collateral Agent shall require;

           (v) Collateral Agent has determined in accordance with Collateral Agent's customary business practices that it is not unacceptable due to age, seasonality, type, category or quantity; and

           (vi) it is not Inventory (A) with respect to which any of the representations and warranties contained in this Agreement are untrue or (B) which violates any of the covenants of Borrower contained in this Agreement.

     (j) "ENVIRONMENTAL LAWS" shall mean all federal, state, district, local and foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to Borrower's business or facilities owned or operated by Borrower, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the generation.

     (k) "EVENT OF DEFAULT" shall have the meaning specified in Paragraph 13 hereof.

     (l) "EXHIBIT A" shall mean the exhibit entitled Exhibit A - Special Provisions which is attached hereto and made a part hereof.

     (m) "EXHIBIT B" shall mean the exhibit entitled Exhibit B - Business and Collateral Locations which is attached hereto and made a part hereof.

     (n) "EXHIBIT C" shall mean the exhibit entitled Exhibit C - Form of Assignment and Acceptance Agreement.

     (o) "HAZARDOUS MATERIALS" shall mean any hazardous, toxic or dangerous substance, materials and wastes, including, without limitation, hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenlys, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including, without limitation, any that are or become classified as hazardous or toxic under any Environmental Law).

     (p) "INDEMNIFIED PARTY" shall have the meaning specified in Paragraph 15 hereof.

     (q) "INTEREST EXPENSE" shall mean, for any period, the aggregate amount of interest (but excluding interest on that certain Subordinated Promissory Note in the original principal amount of $21,095,000 owing to Borrower's parent, which interest accrues but is not payable), including fees payable in connection with this Agreement (except to the extent such fees are amortized by Borrower in accordance with generally accepted

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accounting principles consistently applied ("GAAP")), which fees are treated as interest in accordance with GAAP, whether accrued or paid (without duplication) by Borrower during such period, minus the aggregate amount of cash interest income of Borrower during such period.

     (r) "ISSUING BANK" shall mean LaSalle or any other financial institution reasonably acceptable to Agents.

     (s) "LENDER" shall mean at any time any Person having an interest as a lender under this Agreement at such time, whether by executing this Agreement or an assignment pursuant to Paragraph (11) of Exhibit A. All references to Lenders shall mean each and all of them and their respective successors and assigns.

     (t) "LETTER OF CREDIT" shall have the meaning specified in Paragraph (2) of Exhibit A.

     (u) "LIABILITIES" shall mean any and all obligations, liabilities and indebtedness of Borrower to Lenders and/or Agents or to any parent, affiliate or subsidiary of any Lender and/or Agent of any and every kind and nature, howsoever created, arising or evidenced and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due, whether primary, secondary, direct, indirect, absolute, contingent or otherwise (including, without limitation, obligations of performance), whether several, joint or joint and several, and whether arising or existing under written or oral agreement or by operation of law.

     (v) "LIBOR RATE LOANS" shall mean the Loans bearing interest at the rates set forth in Paragraph (4)(b) of Exhibit A.

     (w) "LOANS" shall mean all advances made by or on behalf of Lenders to Borrower pursuant to Paragraph 2 hereof and all other loans, advances and financial accommodations made by or on behalf of Lenders to or on behalf of Borrower hereunder.

     (x) "LOAN LIMIT" shall have the meaning specified in Paragraph (1) of Exhibit A.

     (y) "LOCK BOX" and "LOCK BOX ACCOUNT" shall have the meanings specified in Paragraph 8 hereof.

     (z) "MAXIMUM LOAN AMOUNT" shall mean, with respect to any Lender, the maximum amount of Loans which such Lender has agreed, pursuant to the terms and conditions of this Agreement, to make available to Borrower, as set forth on the signature page hereto or in an Assignment and Acceptance Agreement executed by such Lender.

     (aa) "NET INCOME" shall mean, for any period, Borrower's net income (or loss) for such period, excluding (i) gains or losses from the disposition of assets, (ii) any extraordinary items, and (iii) other nonrecurring items not related to operations.

     (bb) "OBLIGOR" shall mean Borrower and each Person who is or shall become primarily or secondarily liable for any of the Liabilities.

     (cc) "ORIGINAL TERM" shall have the meaning specified in Paragraph 10 hereof.

     (dd) "OTHER AGREEMENTS" shall mean all agreements, instruments and documents, other than this Agreement, including, without limitation, guaranties, mortgages, trust deeds, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements and all other writings heretofore, now or from time to time hereafter executed by or on behalf of Borrower or any other Person and delivered to any Agents and/or any Lender or to any parent, affiliate or subsidiary of any Agent and/or any Lender in connection with the Liabilities or the transactions contemplated hereby.

     (ee) "PARENT" shall mean any Person now or at any time or times hereafter owning or controlling (alone or with any other Person) at least a majority of the issued and outstanding equity of Borrower.

     (ff) "PERMITTED LIENS" shall mean (i) statutory liens of landlords, carriers, warehousemen, processors mechanics, materialmen or suppliers incurred in the ordinary course of business and securing amounts


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not yet due or declared to be due by the claimant thereunder, (ii) liens or security interests in favor of Collateral Agent, for the benefit of Agents and Lenders, (iii) zoning restrictions and easements, licenses, covenants and other restrictions affecting the use of real property that do not individually or in the aggregate have a material adverse effect on Borrower's ability to use such real property for its intended purpose in connection with Borrower's business,
(iv) purchase money liens to secure purchase money indebtedness to the extent permitted herein, provided, that each such purchase money lien is limited to the specific Equipment being financed, (v) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation, (vi) deposits to secure the performance of goods, trade contracts, leases, statutory obligations and other obligations of like nature incurred in the ordinary course of business (vii) liens described on Schedule 1 hereto and
(viii) liens specifically permitted by Collateral Agent in writing.

     (gg) "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or foreign or United States government (whether federal, state, county, city, municipal or otherwise), including, without limitation, any instrumentality, division, agency, body or department thereof.

     (hh) "PRIME RATE LOANS" shall mean the Loans bearing interest at the rates set forth in Paragraph (4)(a) of Exhibit A.

     (ii) "PRO RATA SHARE" shall mean at any time, with respect to any Lender, a fraction (expressed as a percentage in no more than four (4) decimal places), the numerator of which shall be the Maximum Loan Amount of such Lender at such time and the denominator of which shall be the aggregate amount of the Maximum Loan Amounts of all Lenders at such time.

     (jj) "RENEWAL TERM" shall have the meaning specified in Paragraph 10 hereof.

     (kk) "REQUISITE LENDERS" shall mean at any time Lenders having, in the aggregate, Pro Rata Shares of more than fifty percent (50%) at such time.

     (ll) "SUBSIDIARY" shall mean any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time stock of any other class of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by Borrower or any partnership, joint venture or limited liability company of which more than fifty percent (50%) of the outstanding equity interests are at the time, directly or indirectly, owned by Borrower or of which Borrower is a general partner.

     (mm) "TANGIBLE NET WORTH" shall have the meaning specified in Paragraph 12(o) hereof.

     2. LOANS.  Subject to the terms and conditions of this Agreement
(including Exhibit A) and the Other Agreements, during the Original Term and any Renewal Term, each Lender, severally and not jointly, agrees to make its Pro Rata Share of such Loans to Borrower up to such Lender's Maximum Loan Amount as Borrower shall from time to time request; provided, that Collateral Agent may, but shall not be obligated to, make such Loans to Borrower on behalf of Lenders as a "Disproportionate Advance" (as defined below). The aggregate unpaid principal of all Loans outstanding at any one time shall not exceed the Loan Limit set forth in Exhibit A and shall bear interest at the rates set forth in Exhibit A. It is expressly understood and agreed that, subject to the preceding sentences, each Lender shall be obligated to make its Pro Rata Share of any Loan requested by Borrower. Loans shall be repaid as provided elsewhere in this Agreement. If at any time the outstanding principal balance of the Loans exceeds the Loan Limit, or any portion of the Loans exceeds any applicable sublimit set forth in Exhibit A, Borrower shall immediately, and without the necessity of a demand by Collateral Agent, pay to Collateral Agent such amount as may be necessary to eliminate such excess and Collateral Agent shall apply such payment to the Liabilities in such order as Collateral Agent shall determine in its sole discretion; provided, that if the outstanding principal balance of the Loans exceeds the Loan Limit or any portion of the Loans exceeds any applicable sublimit set forth in Exhibit A (an "Interim Advance"), the Collateral Agent may, in its sole discretion, permit such Interim Advance to remain outstanding and continue to advance Loans to Borrower on behalf of Lenders without the consent of any Lender for a period of up to seven (7) calendar days, so long as (i) the amount of the Interim Advance does not at any time exceed $3,000,000, (ii) the aggregate outstanding principal balance of the Loans does not exceed the aggregate Maximum Loan Amounts of all Lenders and
(iii) Collateral Agent has not been notified by


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


Requisite Lenders to cease making such advances. If the Interim Advance is not repaid in full within seven (7) days of the initial occurrence of the Interim Advance, no further advances may be made to Borrower without the consent of all Lenders until the Interim Advance is repaid in full. Borrower hereby authorizes Collateral Agent, in its sole discretion, to charge any of Borrower's accounts or advance Loans to make any payments of principal, interest, fees, costs or expenses required by this Agreement. Borrower shall receive a monthly statement of all such charges. All Loans shall, in Collateral Agent's sole discretion, be evidenced by one or more promissory notes delivered to each Lender in the amount of the maximum amount of loans that such Lender may make at any time pursuant to this Agreement in form and substance satisfactory to Collateral Agent. However, if such Loans are not so evidenced, such Loans may be evidenced solely by entries upon the books and records maintained by Administrative Agent. Neither Agent nor any Lender shall be responsible for any failure by any other Lender to perform its obligations to make advances hereunder, and the failure of any Lender to make its Pro Rata Share of any advance hereunder shall not relieve any other Lender of its obligation, if any, to make its Pro Rata Share of Loans hereunder nor require such other Lender to make more than its Pro Rata Share of any Loans hereunder. If Borrower makes a request for a Loan as provided herein Collateral Agent, at its option and in its sole discretion, shall do either of the following:

     (a) Advance the amount of the proposed Loan to Borrower disproportionately (a "DISPROPORTIONATE ADVANCE") out of Collateral Agent's own funds on behalf of Lenders, which advance shall be on the same day as Borrower's request therefor if Borrower notifies Collateral Agent of such request by three o'clock p.m. Chicago time on such day, and request settlement in accordance with Paragraph
(7) of Exhibit A such that upon such settlement each Lender's share of the outstanding Loans (including, without limitation, the amount of any Disproportionate Advance) equals its Pro Rata Share; or

     (b) Notify each Lender by telecopy or other similar form of teletransmission of the proposed advance on the same day Collateral Agent is notified or deemed notified by Borrower of Borrower's request for an advance pursuant to Paragraph 2 of this Agreement. Each Lender shall remit, to the demand deposit account designated by Borrower (i) with respect to Prime Rate Loans, at or prior to three o'clock p.m., Chicago time, on the date of notification, if such notification is made before twelve o'clock noon, Chicago time, or by ten o'clock a.m., Chicago time, on the business day immediately succeeding the date of such notification, if such notification is made after twelve o'clock noon, Chicago time, and (ii) with respect to LIBOR Rate Loans, at or prior to twelve o'clock noon, Chicago time, on the date such LIBOR Rate Loans are to be advanced, immediately available funds in an amount equal to such Lender's Pro Rata Share of such proposed advance.

If and to the extent that a Lender does not settle with Collateral Agent as required under clause (a), Borrower agrees to repay to Collateral Agent forthwith on demand such amount required to be paid by such Lender to Collateral Agent, together with interest thereon, for each day from the date such amount is made available to Borrower until the date such amount is repaid to Collateral Agent, at the interest rate applicable at such time for such Loans; provided, that Borrower's obligation to repay such advance to Collateral Agent shall not relieve Lender of its liability to Collateral Agent for failure to settle as provided in clause (a).

     3. FEES AND CHARGES. Borrower shall pay to Collateral Agent, for the benefit of Agents and Lenders as described in Exhibit A, in addition to all other amounts payable hereunder, the fees and charges set forth in Exhibit A. It is the intent of the parties that the rate of interest and the other charges to Borrower under this Agreement shall be lawful; therefore, if for any reason the interest or other charges payable under this Agreement are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Agent or Lenders may lawfully charge Borrower, then the obligation to pay interest and other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to Borrower.

     4. GRANT OF SECURITY INTEREST TO COLLATERAL AGENT. As security for the payment of all Loans now or in the future made by Agents or Lenders to Borrower hereunder and for the payment or other satisfaction of all other Liabilities, Borrower hereby assigns to Collateral Agent, for the benefit of Agents and Lenders, and grants to Collateral Agent, for the benefit of Agents and Lenders, a continuing security interest in the following property of Borrower, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located: (a) all Accounts (whether or not Eligible Accounts) and all Goods whose sale, lease or other disposition by Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, Borrower; (b) all Chattel Paper, Instruments, Documents and General Intangibles (including, without limitation, all patents, patent applications, trademarks, trademark applications, tradenames, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses (other than those licenses with respect to which the grant of a security interest by Borrower would constitute a breach of such license), franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contracts rights, security interests, security deposits and any rights to indemnification); (c) all Inventory (whether or not Eligible Inventory); (d) all Goods (other than Inventory), including, without limitation, Equipment, vehicles and fixtures; (e) all Investment Property; (f) all deposits and cash; (g) any other property of Borrower now or hereafter in the possession, custody or control of either Agent, any Lender or any agent or any parent, affiliate or subsidiary of either Agent or any Lender or any participant with any Lender in the Loans for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); and (h) all additions and accessions to, substitutions for, and replacements, products and proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of Borrower's books and records relating to any of the foregoing and to Borrower's business.

     5. PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS

THEREIN. Borrower shall, at Collateral Agent's request, at any time and from time to time, execute and deliver to Collateral Agent such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Collateral Agent) and do such other acts and things as Collateral Agent may deem necessary or desirable in its sole discretion in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Collateral Agent, for the benefit of Agents and Lenders, (free and clear of all other liens, claims, encumbrances and rights of third parties whatsoever, whether voluntarily or involuntarily created, except Permitted Liens) to secure payment of the Liabilities, and in order to facilitate the collection of the Collateral. Borrower irrevocably hereby makes, constitutes and appoints Collateral Agent (and all Persons designated by Collateral Agent for that purpose) as Borrower's true and lawful attorney and agent-in-fact to execute such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect Agent's security interest in the Collateral; provided, that Collateral Agent will reasonably attempt, to the extent practicable, to have Borrower execute such financing statements, documents and other agreements and instruments and perform such acts prior to exercising its rights as attorney and agent-in-fact. In the event that Collateral Agent executes any such financing statements, documents or other agreements or instruments, Collateral Agent will promptly provide copies to Borrower. Borrower further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

     6. POSSESSION OF COLLATERAL AND RELATED MATTERS. Until an "Event of Default" (as hereinafter defined) has occurred, Borrower shall have the right, except as otherwise provided in this Agreement, in the ordinary course of Borrower's business, to (a) sell, lease or furnish under contracts of service any of Borrower's Inventory normally held by Borrower for any such purpose, (b) use and consume any raw materials, work in process or other materials normally held by Borrower for such purpose, (c) sell and replace any obsolete equipment up to $50,000 with respect to any individual item of Equipment or $75,000 in the aggregate during any fiscal year of Borrower (so long as (i) Borrower has notified Collateral Agent of such sale or replacement, (ii) any such sale is made for a purchase price of not less than the fair market value for such Equipment and (iii) the proceeds thereof are delivered to Collateral Agent for application to the Liabilities), (d) sell any Equipment which is replaced by Equipment of a like nature, which has substantially the same value as the equipment sold, is subject to the security interest in favor of Collateral Agent hereunder, and subject to the limitation set forth in Paragraph 12(r) hereof to the extent of funds expended in excess of said sale price and (e) sell its real property consisting of the button plant located at 710 Popular Street, Tarboro, North Carolina and the Equipment at such location, so long as
(i) Borrower has notified Collateral Agent of such sale, (ii) such sale is made for a purchase price of not less than the fair market value for such real property and Equipment and (iii) the proceeds thereof are delivered to Collateral Agent for application to the Liabilities; provided, however, that a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by Borrower.

     7. COLLATERAL FOR THE BENEFIT OF AGENTS AND LENDERS. All liens and security interests granted to Collateral Agent hereunder and under the Other Agreements and all Collateral delivered to Collateral Agent hereunder and under the Other Agreements shall be deemed to have been granted and delivered to Collateral Agent, for the benefit of Agents and Lenders, to secure the Liabilities.

     8. COLLECTIONS.

     (a) Borrower shall direct all of its Account Debtors to make all payments on the Accounts directly to a post office box (the "Lock Box") designated by, and under the exclusive control of, LaSalle or another financial institution acceptable to Collateral Agent and Borrower. Borrower shall establish an account (the "Lock Box Account") in Collateral Agent's name with LaSalle or such other financial institution acceptable to Collateral Agent, into which all payments received in the Lock Box shall be deposited, and into which Borrower will immediately deposit all payments received by Borrower for Inventory or services in the identical form in which such payments were received, whether by cash or check. If Borrower, any Affiliate or Subsidiary, or any shareholder, officer, director, employee or agent of Borrower or any Affiliate or Subsidiary, or any other Person acting for or in concert with Borrower shall receive any monies, checks, notes, drafts or other payments relating to or as proceeds of Accounts or other Collateral, Borrower and each such Person shall receive all such items in trust for, and as the sole and exclusive property of Collateral Agent, for the benefit of Agents and Lenders and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to the Lock Box Account. If the Lock Box Account is not established with LaSalle, the financial institution with which the Lock Box Account is established shall acknowledge and agree, in a manner satisfactory to Collateral Agent, that the amounts on deposit in such Lock Box Account are the sole and exclusive property of Collateral Agent, for the benefit of Agents and Lenders, that such financial institution has no right to setoff against the Lock BoxAccount or against any other account maintained by such financial institution into which the contents of the Lock Box Account are transferred, and that such financial institution shall wire, or otherwise transfer in immediately available funds in a manner satisfactory to Collateral Agent, funds deposited in the Lock Box Account on a daily basis as such funds are collected. Borrower agrees that all payments made to such Lock Box Account or otherwise received by Collateral Agent, whether in respect of the Accounts or as proceeds of other Collateral or otherwise, will be applied on account of the Liabilities in accordance with the terms of this Agreement; provided, that so long as no Event of Default is then in existence, payments received by Collateral Agent shall not be applied to the unmatured portion of LIBOR Rate Loans, but shall be held in an interest bearing cash collateral account maintained by LaSalle until the earlier of (i) the last day of the Interest Period applicable to such LIBOR Rate Loan and (ii) the occurrence of an Event of Default; provided further, that so long as no Event of Default is in existence, the immediately available funds held in such cash collateral account may be disbursed to Borrower in whole or in part, so long as after giving effect to such disbursement, Borrower's loan availability under Paragraph 1 of Exhibit A at such time equals or exceeds the outstanding Liabilities at such time. If the Lock Box Account is established with LaSalle, Borrower agrees to pay all fees, costs and expenses which LaSalle incurs in connection with opening and maintaining the Lock Box Account and depositing for collection by LaSalle any check or other item of payment received by Collateral Agent on account of the Liabilities in accordance with LaSalle's fee schedule in effect from time to time. All of such fees, costs and expenses shall constitute Loans hereunder, shall be payable to Collateral Agent by Borrower upon demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder. All checks, drafts, instruments and other items of payment or proceeds of Collateral shall be endorsed by Borrower to Collateral Agent, and, if endorsement of any such item shall not be made for any reason, Collateral Agent is hereby irrevocably authorized to endorse the same on Borrower's behalf. For the purpose of this Paragraph, Borrower irrevocably hereby makes, constitutes and appoints Collateral Agent (and all Persons designated by Collateral Agent for that purpose) as Borrower's true and lawful attorney and agent-in-fact (i) to endorse Borrower's name upon said items of payment and/or proceeds of Collateral and upon any Chattel Paper, document, instrument, invoice or similar document or agreement relating to any Account of Borrower or goods pertaining thereto; (ii) to take control in any manner of any item of payment or proceeds thereof; and (iii) to have access to any lock box or postal box into which any of Borrower's mail is deposited, and open and process all mail addressed to Borrower and deposited therein; provided, that all mail not involving items for collection shall be promptly returned to Borrower.

     (b) Collateral Agent may, at any time and from time to time, after the occurrence of an Event of Default, whether before or after notification to any Account Debtor and whether before or after the maturity of any of the Liabilities, (i) enforce collection of any of Borrower's Accounts or contract rights by suit or otherwise; (ii) exercise all of Borrower's rights and remedies with respect to proceedings brought to collect any Accounts; (iii) surrender, release or exchange all or any part of any Accounts, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; (iv) sell or assign any Account of Borrower upon such terms, for such amount and at such time or times as Collateral Agent deems advisable; (v) prepare, file and sign Borrower's name on any proof of claim in bankruptcy or other similar document against any Account Debtor; and (vi) do all other acts and things which are necessary, in Collateral Agent's sole discretion, to fulfill Borrower's obligations under this Agreement and to allow Collateral Agent to collect the Accounts. In addition to any other provision hereof, Collateral Agent may at any time, after the occurrence of an Event of Default, at Borrower's expense, notify any parties obligated on any of the Accounts to make payment directly to Collateral Agent of any amounts due or to become due thereunder.

     (c) For purposes of calculating interest, Collateral Agent shall, within two (2) business days after receipt by Collateral Agent at its office in Chicago, Illinois of checks and other negotiable instruments and on the date of receipt of cash or other immediately available funds from collections of items of payment and proceeds of any Collateral, apply the whole or any part of such collections or proceeds against the Liabilities in such order as Collateral Agent shall determine in its sole discretion. For purposes of determining the amount of Loans available for borrowing purposes, checks and cash or other immediately available funds from collections of items of payment and proceeds of any Collateral shall be applied in whole or in part against the Liabilities, in such order as Collateral Agent shall determine in its sole discretion, on the day of receipt, subject to actual collection.

     (d) Collateral Agent, in its sole discretion, without waiving or releasing any obligation, liability or duty of Borrower under this Agreement or the Other Agreements or any Event of Default, may at any time or times hereafter, but shall not be obligated to, pay, acquire or accept an assignment of any security interest, lien, encumbrance or claim asserted by any Person in, upon or against the Collateral. All sums paid by Agents or any Lender in respect thereof and all costs, fees and expenses including, without limitation, reasonable attorney fees, all court costs and all other charges relating thereto incurred by Agents or any Lender shall constitute Loans, payable by Borrower to Collateral Agent on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

     (e) Immediately upon Borrower's receipt of any portion of the Collateral evidenced by an agreement, Instrument or Document, including, without limitation, any Chattel Paper, Borrower shall deliver the original thereof to Collateral Agent together with an appropriate endorsement or other specific evidence of assignment thereof to Collateral Agent, for the benefit of Agents and Lenders (in form and substance acceptable to Collateral Agent); provided, that with respect to the pledge of collateral from Centre International, Collateral Agent shall return such collateral to Borrower upon payment in full by Centre International of all of its obligations to Borrower. If an endorsement or assignment of any such items shall not be made for any reason, Collateral Agent is hereby irrevocably authorized, as Borrower's attorney and agent-in-fact, to endorse or assign the same on Borrower's behalf.

     9. SCHEDULES AND REPORTS.

     (a) Within ten (10) days after the close of each calendar month, and at such other times as may be requested by Collateral Agent from time to time hereafter, Borrower shall deliver to Collateral Agent (i) a schedule identifying each Account and which Accounts constitute Eligible Accounts, together with copies of the invoices when requested by Collateral Agent (with evidence of shipment attached) pertaining to each such Eligible Account, for the month (or other applicable period) immediately preceding; (ii) such additional schedules, certificates, reports and information with respect to the Collateral as Collateral Agent may from time to time require; and (iii) an assignment of any or all items of Collateral to Collateral Agent, for the benefit of Agents and Lenders. Collateral Agent, through its officers, employees or agents, shall have the right, at any time and from time to time in Collateral Agent's name, in the name of a nominee of Collateral Agent or in Borrower's name, to verify the validity, amount or any other matter relating to any of Borrower's Accounts, by mail, telephone, telegraph or otherwise. Borrower shall reimburse Collateral Agent, on demand, for all costs, fees and expenses incurred by Collateral Agent in this regard.

     (b) Without limiting the generality of the foregoing, Borrower shall deliver to Collateral Agent, at least once a month (or more frequently when requested by Collateral Agent), a report with respect to Borrower's Inventory. Borrower shall immediately notify Agent of any event causing loss or depreciation in value of Borrower's Inventory (other than normal depreciation occurring in the ordinary course of business).


          (c) All schedules, certificates, reports, assignments and other items delivered by Borrower to Collateral Agent hereunder shall be executed by an authorized representative of Borrower and shall be in such form and contain such information as Collateral Agent shall reasonably specify.

     10. TERMINATION. This Agreement shall be in effect from the date hereof until May 29, 1999 (the "Original Term") and shall automatically renew itself from year to year thereafter (each such one-year renewal being referred to herein as a "Renewal Term") unless (a) any Lender notifies Agents and Borrower of its election to terminate this Agreement as of the end of the Original Term or the then-current Renewal Term, at least ninety (90) days prior to the end of such Original Term or Renewal Term; (b) the due date of the Liabilities is accelerated pursuant to Paragraph 14 hereof; or (c) Borrower elects to terminate this Agreement at the end of the

Original Term or at the end of any Renewal Term by giving Agents written notice of such election at least ninety (90) days prior to the end of the Original Term or the then-current Renewal Term and by paying all of the Liabilities in full on the last day of such term. If one or more of the events specified in clauses
(a), (b) and (c) occurs, then (i) Agents and Lenders shall not make any additional Loans on or after the date identified as the date on which the Liabilities are to be repaid and (ii) this Agreement shall terminate on the date thereafter that the Liabilities are paid in full. At such time as Borrower has repaid all of the Liabilities and this Agreement has terminated, Borrower shall deliver to each Agent and each Lender a release, in form and substance satisfactory to such Agent or such Lender, as applicable, of all obligations and liabilities of such Agent or such Lender, as applicable, and its officers, directors, employees, agents, parents, subsidiaries and affiliates to Borrower other than those arising form such party's gross negligence or willful misconduct, and if Borrower is obtaining new financing from another lender, Borrower shall deliver such lender's indemnification of Collateral Agent, in form and substance satisfactory to Collateral Agent, for checks which Collateral Agent has credited to Borrower's account, but which subsequently are dishonored for any reason. If, during the term of this Agreement, Borrower prepays all of the Liabilities and terminates this Agreement, Borrower agrees to pay to Collateral Agent, for the benefit of Lenders, as a prepayment fee, in addition to the payment of all other Liabilities, an amount equal to (i) three percent (3%) of the Maximum Loan Amount if such event occurs on or before the first anniversary of the date hereof, (ii) two percent (2%) of the Maximum Loan Amount if such event occurs after the first anniversary of the date hereof and on or before the second anniversary of the date hereof, and (iii) one percent (1%) of the Maximum Loan Amount if such event occurs after the second anniversary of the date hereof, but before the end of the Original Term or any Renewal Term.

     11. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower hereby represents, warrants and covenants that:

     (a) the financial statements delivered or to be delivered by Borrower to Agents and Lenders at or prior to the date of this Agreement and at all times subsequent thereto accurately reflect the financial condition of Borrower in all material respects, and there has been no material adverse change in the financial condition, the operations or any other status of Borrower since the date of the financial statements delivered to Agents and Lenders most recently prior to the date of this Agreement;

     (b) the office where Borrower keeps its books, records and accounts (or copies thereof) concerning the Collateral, Borrower's principal place of business and all of Borrower's other places of business, locations of Collateral and post office boxes are as set forth in Exhibit B; Borrower shall promptly (but in no event less than ten (10) days prior thereto) advise Collateral Agent in writing of the proposed opening of any new place of business or new location of Collateral, the closing of any existing place of business or location of Collateral, any change in the location of Borrower's books, records and accounts (or copies thereof) or the opening or closing of any post office box of Borrower;

     (c) the Collateral, including, without limitation, the Equipment (except any part thereof which Borrower shall have advised Collateral Agent in writing consists of Collateral normally used in more than one state) is and shall be kept, or, in the case of vehicles, based, only at the addresses set forth on Exhibit B, and at other locations within the continental United States of which Collateral Agent has been advised by Borrower in writing;

     (d) if any of the Collateral consists of Goods of a type normally used in more than one state, whether or not actually so used, (i) Borrower shall within twenty (20) days of the occurrence thereof, give written notice to Collateral Agent of any use of any such Goods in any state other than a state in which Borrower has previously advised Collateral Agent such Goods shall be used, and such (ii) Goods shall not, unless Collateral Agent shall otherwise consent in writing, be used outside of the continental United States, which consent shall not be unreasonably withheld or delayed (though Collateral Agent is under no obligations to make any Loans with respect to such Goods) ;

     (e) Except as set forth on Schedule 11(e), Borrower has not made, and shall not make, any loans or advances to any Affiliate or other Person except for (i) advances to employees, officers and directors of Borrower for travel and other expenses arising in the ordinary course of Borrower's business (ii) loans to employees for relocation expenses (including the acquisition of housing ) so long as the aggregate outstanding principal amount of such loans for relocation expenses do not exceed $500,000 at any time and (iii) provided, that (x) no Event of Default is then in existence or would be caused thereby,
(y) Borrower's Parent has not received the proceeds of a stock offering sufficient to repay all of Borrower's Parent's obligations owing with respect to its 12%

Senior Subordinated Notes (the "Senior Notes") and (z) the proceeds of such loan are used solely by Parent to repay the Senior Notes, Borrower may make a one time loan to its Parent of up to $2,000,000 on or about July 7, 1996, which loan shall be evidence by a note (which will be delivered to Collateral Agent upon request therefor) and shall be repaid by Parent within one hundred twenty (120) days of the date of such loan;

     (f) each Account or item of Inventory which Borrower shall, expressly or by implication, request Collateral Agent to classify as an Eligible Account or as Eligible Inventory, respectively, shall, as of the time when such request is made, conform in all respects to the requirements of such classification as set forth in the respective definitions of "Eligible Account" and "Eligible Inventory" as set forth herein and as otherwise established by Collateral Agent from time to time, and Borrower shall promptly notify Collateral Agent in writing if any such Eligible Account or Eligible Inventory shall subsequently become ineligible;

     (g) Borrower is and shall at all times during the Original Term or any Renewal Term be the lawful owner of all Collateral now purportedly owned or hereafter purportedly acquired by Borrower, free from all liens, claims, security interests and encumbrances whatsoever, whether voluntarily or involuntarily created and whether or not perfected, other than the Permitted Liens and involuntarily created liens (other than Permitted Liens) securing indebtedness of less than $100,000 which are being contested in good faith by Borrower, provided that a reserve against Borrower's availability to borrow under Paragraph (1) of Exhibit A is maintained in an amount necessary to satisfy such lien if not paid or released;

     (h) Borrower has the right and power and is duly authorized and empowered to enter into, execute and deliver this Agreement and the Other Agreements and perform its obligations hereunder and thereunder; Borrower's execution, delivery and performance of this Agreement and the Other Agreements does not and shall not conflict with the provisions of any statute, regulation, ordinance or rule of law, or any agreement, contract or other document which may now or hereafter be binding on Borrower, and Borrower's execution, delivery and performance of this Agreement and the Other Agreements shall not result in the imposition of any lien or other encumbrance upon any of Borrower's property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument by which Borrower or any of its property may be bound or affected;

     (i) there are no actions or proceedings which are pending or threatened against Borrower which might result in any material adverse change in its financial condition or materially adversely affect the Collateral and Borrower shall, promptly upon becoming aware of any such pending or threatened action or proceeding, give written notice thereof to Agents and Lenders;

     (j) Borrower has obtained and shall maintain all licenses, authorizations, approvals and permits the lack of which would have a material adverse effect on the operation of its business, and Borrower is and shall remain in compliance in all material respects with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, Environmental Laws and statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, ERISA and employee health and safety) the failure to comply with which would have a material adverse effect on its business, property, assets, operations or condition, financial or otherwise;

     (k) all written information now, heretofore or hereafter furnished by Borrower to either Agent or any Lender is and shall be true and correct in all material respects as of the date with respect to which such information was or is furnished;

     (l) Except as set forth on Schedule 11(l) hereto, Borrower is not conducting, permitting or suffering to be conducted, nor shall it conduct, permit or suffer to be conducted, any activities pursuant to or in connection with which any of the Collateral is now, or will (while any Liabilities remain outstanding) be owned by any Affiliate; provided, however, that (i) Borrower may enter into transactions with Affiliates for the purchase or sale of Inventory, lease of Equipment or real property, or services in the ordinary course of business pursuant to terms that are no less favorable to Borrower than the terms upon which such transfers or transactions would have been made had they been made to or with a Person that is not an Affiliate and, in connection therewith, may transfer cash or property to Affiliates for fair value, and (ii) in the event that Borrower enters into any transaction with Carnichi Limited, a company organized under the laws of Hong Kong ("Carnichi"), which results in Carnichi becoming indebted or otherwise obligated to Borrower in an amount exceeding $500,000, all of Carnichi's indebtedness to Borrower must be secured by a valid enforceable and perfected security interest in favor of Borrower in substantially all of Carnichi's assets, and such security interest must be collateraly assigned to Collateral Agent, for the benefit of Agents and Lenders, as Collateral for the Liabilities, all pursuant to documentation satisfactory to Collateral Agent in its sole discretion;

     (m) Except as set forth on Schedule 11(m) hereto, Borrower's name has always been as set forth on the first page of this Agreement and Borrower uses no tradenames or division names in the operation of its business, except as otherwise disclosed in writing to Collateral Agent; Borrower shall notify Collateral Agent in writing within ten (10) days of the change of its name or the use of any tradenames or division names not previously disclosed to Collateral Agent in writing;

     (n) with respect to Borrower's Equipment: (i) Borrower has good and indefeasible and merchantable title to and ownership of all Equipment; (ii) Borrower shall keep and maintain the Equipment in good operating condition and repair, subject to normal wear and tear, depreciation and obsolescence and shall make all necessary replacements thereof and repairs thereto so that the value and operating efficiency thereof shall at all times be preserved and maintained;
(iii) Borrower shall not permit any such items to become a fixture to real estate or an accession to other personal property which is not Collateral or otherwise pledged to Collateral Agent to secure the Liabilities; and (iv) Borrower, immediately on demand by Collateral Agent, shall deliver to Collateral Agent any and all evidence of ownership of, including, without limitation, certificates of title and applications of title to, any of the Equipment;

     (o) this Agreement and the Other Agreements to which Borrower is a party are the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms;

     (p) Borrower is and shall remain solvent, is and shall be able to pay its debts as they become due, has and shall continue to have capital sufficient to carry on its business, now owns and shall continue to own property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts, and will not be rendered insolvent by the execution and delivery of this Agreement or any of the Other Agreements or by completion of the transactions contemplated hereunder or thereunder;

     (q) Borrower is not now obligated, nor shall it create, incur, assume or become obligated (directly or indirectly), except as allowed under Paragraph 12(j) hereof, for any loans or other indebtedness for borrowed money other than the Loans, except that Borrower may (i) borrow money from a Person other than Agents and Lenders on an unsecured and subordinated basis if a subordination agreement in favor of Agents and Lenders and in form and substance satisfactory to Collateral Agent is executed and delivered to Collateral Agent relative thereto; (ii) maintain the indebtedness described on Schedule 11(q) hereto;
(iii) incur unsecured indebtedness to trade creditors in the ordinary course of Borrower's business, (iv) incur purchase money indebtedness or capitalized lease obligations in connection with capital expenditures pursuant to subparagraph 12(r) of this Agreement, (v) incur other lease obligations requiring payments not to exceed $1,750,000 during any fiscal year of Borrower and (vi) incur indebtedness to refinance the Loans outstanding with respect to the availability described in Paragraph (1)(h) of Exhibit A hereto, provided, that all documentation with respect to such refinance is reasonably satisfactory to Lenders, including, without limitation a Mortgagee' Waiver executed by such new lender in favor of Collateral Agent, and in connection with such refinancing, Collateral Agent shall provide all necessary mortgage releases;

     (r) Borrower does not own any margin securities, and none of the proceeds of the Loans hereunder shall be used for the purpose of purchasing or carrying any margin securities or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase any margin securities or for any other purpose not permitted by Regulation G or Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time;

     (s) except as otherwise disclosed on Schedule 11(s), Borrower has no Parents, Subsidiaries or other Affiliates or divisions, nor is Borrower engaged in any joint venture or partnership with any other Person;

     (t) if Borrower is a corporation, limited liability company or partnership, Borrower is duly organized, validly existing and in good standing in its state of organization and Borrower is duly qualified and in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary, except in such states where the failure to qualify would not materially adversely affect Borrower;

     (u) Borrower is not in default under any material contract, lease or commitment to which it is a party or by which it is bound, nor does Borrower know of any dispute regarding any contract, lease or commitment which is material to the continued financial success and well-being of Borrower;

     (v) there are no controversies pending or, to the best of Borrower's knowledge, threatened between Borrower and any of its employees, other than employee grievances arising in the ordinary course of business which are not, in the aggregate, material to the continued financial success and well-being of Borrower, and Borrower is in compliance in all material respects with all federal and state laws respecting employment and employment terms, conditions and practices; and

     (w) Borrower possesses, and shall continue to possess, adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and tradenames to continue to conduct its business as heretofore conducted by it.

     (x) Except as disclosed in that certain Phase I Environmental Assessment dated April 4, 1996 performed by ATEC Associates, Inc. previously delivered to Collateral Agent:

           (i) Borrower has not generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates any Environmental Law or any license, permit, certificate, approval or similar authorization thereunder and the operations of Borrower comply in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder;

           (ii) there has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other Person, nor is any pending or to the best of Borrower's knowledge threatened, and Borrower shall immediately notify Agents upon becoming aware of any such investigation, proceeding, complaint, order, directive, claim, citation or notice and take prompt and appropriate actions to respond thereto, with respect to any non-compliance with or violation of the requirements of any Environmental Law by Borrower or the release, spill or discharge, threatened or actual, of any Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which affects Borrower or its business, operations or assets or any properties at which Borrower has transported, stored or disposed of any Hazardous Materials;

           (iii) Borrower has no material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials;

           (iv) without limitation the generality of the foregoing, Borrower shall, following the reasonable determination by Collateral Agent that there is non-compliance, or any condition which requires any action by or on behalf of Borrower in order to avoid any non-compliance, with any Environmental Law, at Borrower's expenses, cause an independent environmental engineer reasonably acceptable to Collateral Agent to conduct such tests of the relevant site as are appropriate and prepare and deliver a report setting forth the result of such tests, a proposed plan for remediation and an estimate of the costs thereof; and

           (v) Borrower shall continuously operate the groundwater recovery and treatment system which is currently installed at the Borrower's facility in Tarboro, North Carolina until the contaminants in the groundwater at such facility have been remediated to concentrations which are at or below applicable groundwater quality standards established by the State of North Carolina and/or any other governmental unit or agency having jurisdiction over such facility. Borrower shall keep and maintain in good operating condition and in compliance with all applicable Environmental Laws and standards of good commercial practice such system, and shall cause the groundwater to be sampled on a periodic basis, but not less frequently than every one-hundred twenty (120) days, by an independent environmental consulting firm reasonably acceptable to Agents and the Lenders. The results of such sampling shall be forwarded to Collateral Agent promptly upon receipt by Borrower; provided, that after the first anniversary of the date hereof, such results shall be forwarded to Collateral Agent promptly following request therefor.

     (y) Borrower has paid and discharged, and shall at all times hereafter promptly pay and discharge all obligations and liabilities arising under the Employee Retirement Income Security Act of 1974 (as amended, modified or restated from time to time, "ERISA") of a character which if unpaid or unperformed might result in the imposition of a lien against any of its properties or assets and will promptly notify the Collateral Agent of (a) the occurrence of any reportable event (as defined in ERISA) which might result in the termination by the Pension Benefit Guaranty Corporation ("PBGC") of any employee benefit plan ("Plan") covering any officers or employees of Borrower, any benefits of which are, or are required to be, guaranteed by PBGC, (b) receipt of any notice from PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, and (c) its intention to terminate or withdraw from any Plan; provided, that Borrower shall not terminate any Plan or withdraw therefrom if such withdrawal or termination shall result in any liability to Borrower in excess of $1,000,000.

Borrower represents, warrants and covenants to Agents and Lenders that all representations and warranties of Borrower contained in this Agreement (whether appearing in Paragraphs 11 or 12 hereof or elsewhere) shall be true at the time of Borrower's execution of this Agreement, shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto, shall remain true until the repayment in full of all of the Liabilities and termination of this Agreement, and shall be remade by Borrower at the time each Loan is made pursuant to this Agreement.

     12. ADDITIONAL COVENANTS OF BORROWER. Until payment or satisfaction in full of all Liabilities and termination of this Agreement, unless Borrower obtains the prior written consent of the Requisite Lenders waiving or modifying any of Borrower's covenants hereunder in any specific instance, Borrower agrees as follows:

     (a) Borrower shall at all times keep accurate and complete books, records and accounts with respect to all of Borrower's business activities, in accordance with sound accounting practices and generally accepted accounting principles consistently applied, and shall keep such books, records and accounts, and any copies thereof, only at the addresses indicated for such purpose on Exhibit B;

     (b) Borrower agrees to deliver to Agents and each Lender the following financial information, all of which shall be prepared in accordance with generally accepted accounting principles consistently applied: (i) no later than thirty (30) days after each calendar month, copies of internally prepared financial statements, including, without limitation, balance sheets and statements of income, retained earnings and cash flow of Borrower, certified by the Chief Financial Officer of Borrower; (ii) no later than forty-five (45) days after the end of each of the first three quarters of Borrower's fiscal year a balance sheet, operating statement and reconciliation of surplus of Borrower, which quarterly financial statements may be unaudited but shall be certified by the Chief Financial Officer of Borrower; (iii) no later than ninety (90) days after the end of each of Borrower's fiscal years, audited annual financial statements with an unqualified opinion by independent certified public accountants selected by Borrower and reasonably satisfactory to Collateral Agent, which financial statements shall be accompanied by a letter from such accountants acknowledging that they are aware that a primary intent of Borrower in obtaining such financial statements is to influence Agents and Lenders and that Agents and Lenders are relying upon such financial statements in connection with the exercise of its rights hereunder and copies of any management letters sent to Borrower by such accountants; (iv) within sixty (60) days after the end of each of Borrower's fiscal years, projections for the following two (2) fiscal years of Borrower; and (v) within five (5) days after the filing thereof, copies of all Securities Exchange Commission filings made by Borrower's Parent;

     (c) Borrower shall promptly advise Agents and each Lender in writing of any material adverse change in the business, assets or condition, financial or otherwise, of Borrower, the occurrence of any Event of Default hereunder or the occurrence of any event which, if uncured, will become an Event of Default hereunder after notice or lapse of time (or both);

           (d) Collateral Agent, or any Persons designated by it, shall have the right, at any time, to call at Borrower's places of business at any reasonable times, and, without hindrance or delay, to inspect the Collateral and to inspect, audit, check and make extracts from Borrower's books, records, journals, orders, receipts and any correspondence and other data relating to Borrower's business, the Collateral or any transactions between the parties hereto, and shall have the right to make such verification concerning Borrower's business as Collateral Agent may consider reasonable under the circumstances. Any Lender may, at such Lender's expense, accompany Collateral Agent in any such inspection. Borrower shall furnish to Collateral Agent such information relevant to Agents' or any Lender's rights under this Agreement as Collateral Agent or any Lender shall at any time and from time to time request. Borrower authorizes Collateral Agent to discuss the affairs, finances and business of Borrower with any officers, employees or directors of Borrower or with any Affiliate or the officers, employees or directors of any Affiliate, and to discuss the financial condition of Borrower with Borrower's independent public accountants. Any such discussions shall be without liability to either Agent, any Lender or to Borrower's independent public accountants. Borrower shall pay to Collateral Agent all customary fees and out-of-pocket expenses incurred by Collateral Agent in the exercise of its rights hereunder, and all of such fees and expenses shall constitute Loans hereunder, shall be payable on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder;

           (e) Borrower shall:

           (i) keep the Collateral properly housed and insured for the full insurable value thereof against loss or damage by fire, theft, explosion, sprinklers, collision (in the case of motor vehicles) and such other risks as are customarily insured against by Persons engaged in businesses similar to that of Borrower, with such companies, in such amounts, with such deductibles and under policies in such form as shall be satisfactory to Collateral Agent. The insurance companies, policies and nature and extent of coverage as of the date hereof, in the form previously delivered to Collateral Agent are satisfactory. Original (or certified) copies of such policies of insurance have been or shall be delivered to Collateral Agent within ninety (90) days after the date hereof, together with evidence of payment of all premiums therefor, and shall contain an endorsement, in form and substance acceptable to Collateral Agent, showing loss under such insurance policies payable to Collateral Agent. Such endorsement, or an independent instrument furnished to Collateral Agent, shall provide that the insurance company shall give Collateral Agent at least thirty (30) days written notice before any such policy of insurance is altered or canceled and that no act, whether willful or negligent, or default of Borrower or any other Person shall affect the right of Collateral Agent to recover under such policy of insurance in case of loss or damage. In addition, Borrower shall cause to be executed and delivered to Collateral Agent an assignment, for collateral purposes only, of proceeds of its business interruption insurance policies. Borrower hereby directs all insurers under all policies of insurance to pay all proceeds payable thereunder directly to Collateral Agent, for the benefit of Agents and Lenders; provided, that if no Event of Default is then in existence, Collateral Agent and Lenders agree to make such insurance proceeds available to Borrower to repair or replace the Collateral with respect to which such insurance proceeds were received, to the extent such proceeds do not exceed $500,000 in the aggregate during any of Borrower's fiscal years. Borrower irrevocably, makes, constitutes and appoints Collateral Agent (and all officers, employees or agents designated by Collateral Agent) as Borrower's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and making all determinations and decisions with respect to such policies of insurance, provided, that if no Event of Default is then in existence, Borrower may make, settle and adjust claims under such policies of insurance to the extent that the losses with respect to which such claims are being made do not exceed $500,000 in the aggregate during any fiscal year of Borrower; and

           (ii) maintain, at its expense, such public liability and third party property damage insurance as is customary for Persons engaged in businesses similar to that of Borrower with such companies and in such amounts, with such deductibles and under policies in such form as shall be satisfactory to Collateral Agent and original (or certified) copies of such policies have been or shall be delivered to Collateral Agent within ninety (90) days after the date hereof, together with evidence of payment of all premiums therefor; each such policy shall contain an endorsement showing each Agent and each Lender as additional insured thereunder and providing that the insurance company shall give Collateral Agent at least thirty (30) days written notice before any such policy shall be altered or canceled. The insurance companies, policies, and nature and extent of coverage as of the date hereof, in the form previously delivered to Collateral Agent, are satisfactory to Collateral Agent.

     If Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium relating thereto, then Collateral Agent, without waiving or releasing any obligation or default by Borrower hereunder, may (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as Collateral Agent deems advisable. All sums disbursed by Collateral Agent in connection with any such actions, including, without limitation, court costs, expenses, other charges relating thereto and reasonable attorneys' fees, shall constitute Loans hereunder, shall be payable on demand by Borrower to Collateral Agent and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder;

     (f) Borrower shall not use the Collateral, or any part thereof, in any unlawful business or for any unlawful purpose or use or maintain any of the Collateral in any manner that does or could result in material damage to the environment or a violation of any applicable environmental laws, rules or regulations; shall keep the Collateral in good condition, repair and order, ordinary wear and tear, depreciation and obsolescence excepted; shall permit Collateral Agent and any Lender accompanying Collateral Agent to examine any of the Collateral at any time and wherever the Collateral may be located; shall not permit the Collateral, or any part thereof, to be levied upon under execution, attachment, distraint or other legal process; shall not sell, lease, grant a security interest in or otherwise dispose of any of the Collateral except as expressly permitted by this Agreement; shall not settle or adjust any Account identified by Borrower as an Eligible Account or with respect to which the Account Debtor is an Affiliate (other than credits and allowances issued in the ordinary course of Borrower's business) without the consent of Collateral Agent, which shall not be unreasonably withheld, provided, that following the occurrence and during the continuation of an Event of Default, Borrower shall not settle or adjust any Account without the consent of Collateral Agent; and shall not secrete or abandon any of the Collateral, or remove or permit removal of any of the Collateral from any of the locations listed on Exhibit B or in any written notice to Collateral Agent pursuant to Paragraph 11(b) hereof, except for the removal of Inventory sold in the ordinary course of Borrower's business as permitted herein and Collateral which has become obsolete or has no substantial value, so long as the proceeds of any sale or other disposition of such Collateral are paid to Collateral Agent for application to the Liabilities, and the proceeds of any such sale or other disposition do not exceed $50,000 with respect to any single item of Collateral or $75,000 in the aggregate during any fiscal year of Borrower;

     (g) all monies and other property obtained by Borrower from either Agent and/or any Lender pursuant to this Agreement will be used solely for business purposes of Borrower;

     (h) Borrower shall, at the request of Collateral Agent, indicate on its records concerning the Collateral a notation, in form satisfactory to Collateral Agent, of the security interest of Collateral Agent hereunder;

     (i) Borrower shall file all required tax returns and pay all of its taxes when due, including, without limitation, taxes imposed by federal, state or municipal agencies, and shall cause any liens for taxes to be promptly released; provided, that Borrower shall have the right to contest the payment of such taxes in good faith by appropriate proceedings so long as (i) the amount so contested is shown on Borrower's financial statements, (ii) the contesting of any such payment does not give rise to a lien for taxes, (iii) Borrower keeps on deposit with Collateral Agent (such deposit to be held without interest), or a reserve is established against Borrower's availability to borrow pursuant to Paragraph (1) of Exhibit A, in an amount of money which, in the sole judgment of Collateral Agent, is sufficient to pay such taxes and any interest or penalties that may accrue thereon, and (iv) if Borrower fails to prosecute such contest with reasonable diligence, Collateral Agent may apply the money so deposited in payment of such taxes. If Borrower fails to pay any such taxes and in the absence of any such contest by Borrower, Collateral Agent may (but shall be under no obligation to) advance and pay any sums required to pay any such taxes and/or to secure the release of any lien therefor, and any sums so advanced by Collateral Agent shall constitute Loans hereunder, shall be payable by Borrower to Collateral Agent on demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder;

     (j) Borrower shall not assume, guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person, except by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business or (i) as co-obligor of the obligations of its Parent under that certain Asset Purchase Agreement dated as of May 19, 1995 by and among Borrower's Parent, Buddy L Inc. and BLHK and (ii) as guarantor under that certain Subsidiary Guaranty dated December 22, 1994 of Parent's obligations under the Debenture Purchase Agreement as described therein;

     (k) Borrower shall not without the prior written consent of the Requisite Lenders, which consent shall not be unreasonably withheld, (i) enter into any merger or consolidation (ii) sell, lease or otherwise dispose of any of its assets other than in the ordinary course of business, (iii) purchase all or substantially all of the assets of any Person or division of such Person, or
(iv) enter into any other transaction outside the ordinary course of Borrower's business, including, without limitation, any purchase, redemption or retirement of any shares of any class of its stock or any other equity interest, and any issuance of any shares of, or warrants or other rights to receive or purchase any shares of, any class of its stock or any other equity interest;

     (l) Except as provided on Schedule 12(l) hereto, Borrower shall not declare or pay any dividend or other distribution (whether in cash or in kind) on any class of its stock (if Borrower is a corporation) or on account of any equity interest in Borrower (if Borrower is a partnership or other type of entity);

     (m) Borrower shall not purchase or otherwise acquire, or contract to purchase or otherwise acquire, the obligations or stock of any Person, other than (i) direct obligations of the United States (ii) commercial paper of a domestic issuer rated at least A-1 by Standard and Poors Corporation or P-1 by Moody's Investors Service, Inc. and (iii) certificates of deposit with maturities of one (1) year or less issued by a commercial bank having a combined capital and surplus of at least $50,000,000;

     (n) Borrower shall not amend its organizational documents or change its fiscal year or enter into a new line of business materially different from Borrower's current business;

     (o) Borrower's Tangible Net Worth shall not, as of the end of each fiscal quarter of Borrower, be less than the "Minimum Tangible Net Worth"; Minimum Tangible Net worth being defined for purposes of this subparagraph as (i) $16,000,000 as of the last day of each fiscal quarter of Borrower from the date hereof through December 31, 1996, (ii) $17,000,000 as of the last day of each fiscal quarter of Borrower during Borrower's fiscal year ending December 31, 1997 and (iii) as of the last day of each fiscal quarter of Borrower during each fiscal year thereafter, the Minimum Tangible Net Worth of the immediately as of the last day of each fiscal quarter of Borrower during the preceding fiscal year plus $2,000,000; "Tangible Net Worth" being defined for purposes of this subparagraph as Borrower's shareholders' equity (including retained earnings) less the book value of all intangible assets as determined solely by Collateral Agent on a consistent basis plus the amount of any LIFO reserve plus the amount of any debt subordinated to Agents and Lenders on the date hereof, but excluding any contributions to capital or subordinated indebtedness arising after the date hereof, all as determined under generally accepted accounting principles applied on a basis consistent with the financial statement most recently presented to Collateral Agent prior to the date hereof except as set forth herein;

     (p) The ratio during each period of (i) the sum of Borrower's Net Income before payment or provision of taxes measured by income, plus, without duplication, Interest Expense, amortization and depreciation expense and other non-cash items reducing Net Income during such period, to (ii) Interest Expense during such period, shall not be less than (A) 2.25 to 1.00 for the three (3) fiscal quarter period ending September 30, 1996, and (B) 2.75 to 1.00 as of the last day of each fiscal quarter thereafter for the four (4) fiscal quarter period ending on such date;

     (q) Borrower shall reimburse Agents for all costs and expenses, including, without limitation, legal expenses and reasonable attorneys' fees, incurred by Agents in connection with (i) documentation and consummation of this transaction and any other transactions between Borrower and Agents, including, without limitation, Uniform Commercial Code and other public record searches, lien filings, Federal Express or similar express or messenger delivery, appraisal costs, surveys, title insurance and environmental audit or review costs, (ii) collection, protection or enforcement any rights in or to the Collateral, (iii) collection of any Liabilities and (iv) administration and enforcement of any of Agents' or any Lender's rights under this Agreement. Following the occurrence of an Event of Default, Borrower shall reimburse each Agent and each Lender for all costs and expenses, including, without limitation, legal expenses and reasonable attorneys' fees, incurred by such Agent and/or Lender in seeking to collect any Liabilities owing to such Agent and/or Lender and to enforce any of such Agent's and/or Lender's rights under this Agreement. Borrower shall also pay all normal service charges with respect to all accounts maintained by Borrower with Collateral Agent and any additional services requested by Borrower from

Collateral Agent. All such costs, expenses and charges shall constitute Loans hereunder, shall be payable by Borrower to Collateral Agent on demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder; and

     (r) Borrower shall not purchase or otherwise acquire (including, without limitation, acquisition by way of capitalized lease), or commit to purchase or acquire, any fixed asset if, after giving effect to such purchase or other acquisition, the aggregate cost of all such fixed assets purchased or otherwise acquired would exceed $7,500,000 during Borrower's fiscal year ending December 31, 1996, $8,500,000 during Borrower's fiscal year ending December 31, 1997 or $9,500,000 during any fiscal year of Borrower thereafter.

     13. DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default" by Borrower hereunder:

     (a) the failure of any Obligor to pay when due or declared due, any of the Liabilities; provided, that any such failure shall not constitute an Event of Default hereunder unless such failure is not cured within three (3) calendar days after its occurrence;

     (b) the failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under this Agreement or any of the Other Agreements; provided, that any such failure shall not constitute an Event of Default hereunder unless such failure is not cured within fifteen (15) calendar days of the occurrence of such failure;

     (c) the failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under any other agreement with any Person if such failure may have a material adverse effect on such Obligor's business, property, assets, operations or condition, financial or otherwise;

     (d) the making or furnishing by any Obligor to either Agent or any Lender of any representation, warranty, certificate, schedule, report or other communication within or in connection with this Agreement or the Other Agreements or in connection with any other agreement between such Obligor and such Agent and/or any such Lender, which is untrue or misleading in any respect;

     (e) the loss, theft, damage or destruction of any portion of the Collateral (whether material or not) adequately covered by insurance (as determined by Collateral Agent in its discretion) having an aggregate value in excess of $500,000; the loss, theft, damage or destruction of any material item or items of Collateral, as determined by the Requisite Lenders in their reasonable judgment, adequately covered by insurance (as determined by Collateral Agent in its discretion), whether or not such item or items have an aggregate value in excess of $500,000; the loss, theft, damage or destruction of any of the Collateral not adequately covered by insurance (as determined by Collateral Agent in its discretion), or (except as permitted hereby) the sale, lease or furnishing under a contract of service of, any of the Collateral;

     (f) the creation (whether voluntary or involuntary) of, or any attempt to create, any lien or other encumbrance upon any of the Collateral, other than the Permitted Liens, or the making or any attempt to make any levy, seizure or attachment thereof; provided, that with respect to any involuntarily created liens which are not Permitted Liens, the creation thereof shall not constitute an Event of Default hereunder so long as (i) a reserve against Borrower's availability to borrow under Paragraph (1) of Exhibit A is maintained in an amount necessary to satisfy such lien if not paid or released, (ii) such lien is being contested in good faith by Borrower, and (iii) the amount secured by such lien does not exceed $100,000;

     (g) the commencement of any proceedings in bankruptcy by or against any Obligor or for the liquidation or reorganization of any Obligor, or alleging that such Obligor is insolvent or unable to pay its debts as they mature, or for the readjustment or arrangement of any Obligor's debts, whether under the United States Bankruptcy Code or under any other law, whether state or federal, now or hereafter existing for the relief of debtors, or the commencement of any analogous statutory or non-statutory proceedings involving any Obligor; provided, however, that if such commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such proceedings are not dismissed within thirty (30) days after the commencement of such proceedings;

     (h) the appointment of a receiver or trustee for any Obligor, for any of the Collateral or for any substantial part of any Obligor's assets or the institution of any proceedings for the dissolution, or the full or partial liquidation, or the merger or consolidation, of any Obligor which is a corporation, limited liability company or a partnership; provided, however, that if such appointment or commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such appointment is not revoked or such proceedings are not dismissed within thirty
(30) days after the commencement of such proceedings;

     (i) the entry of any judgment or order against any Obligor in an amount exceeding $10,000 which remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution;

     (j) the death of any Obligor who is a natural Person, or of any general partner of any Obligor which is a partnership, or any member of a limited liability company or the dissolution of any Obligor which is a partnership, limited liability company or corporation;

     (k) the occurrence of an event of default under, or the revocation or termination of, any agreement, instrument or document executed and delivered by any Person to Collateral Agent pursuant to which such Person has guaranteed to Collateral Agent and Lenders the payment of all or any of the Liabilities or has granted Collateral Agent a security interest in or lien upon some or all of such Person's real and/or personal property to secure the payment of all or any of the Liabilities;

     (l) the institution in any court of a criminal proceeding against any Obligor, or the indictment of any Obligor for any crime; and

     (m) the Requisite Lenders shall reasonably feel insecure for any material reason whatsoever, including, without limitation, fear of removal or waste of the Collateral, or any part thereof.

     14. REMEDIES UPON AN EVENT OF DEFAULT.

     (a) Upon the occurrence of an Event of Default described in Paragraph 13(g) hereof, all of Borrower's Liabilities shall immediately and automatically become due and payable, without notice of any kind. Upon the occurrence of any other Event of Default, all Liabilities may, at the option of the Requisite Lenders, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

     (b) Upon the occurrence of an Event of Default, Collateral Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any of the Other Agreements and all of Collateral Agent's rights and remedies shall be cumulative and non-exclusive to the extent permitted by law. In particular, but not by way of limitation of the foregoing, Collateral Agent may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter into any of Borrower's premises where any of the Collateral may be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Collateral Agent shall have the right to store the same at any of Borrower's premises without cost to Agents or Lenders. At Collateral Agent's request, Borrower shall, at Borrower's expense, assemble the Collateral and make it available to Collateral Agent at one or more places to be designated by Collateral Agent and reasonably convenient to Collateral Agent and Borrower. Borrower recognizes that if Borrower fails to perform, observe or discharge any of its Liabilities under this Agreement or the Other Agreements, no remedy at law will provide adequate relief to Agents and Lenders, and agrees that Agents and Lenders shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Any notification of intended disposition of any of the Collateral required by law will be deemed reasonably and properly given if given at least ten (10) calendar days before such disposition. Any proceeds of any disposition by Collateral Agent of any of the Collateral may be applied by Collateral Agent to the payment of expenses in connection with the Collateral, including, without limitation, legal expenses and reasonable attorneys' fees, and any balance of such proceeds may be applied by Collateral Agent toward the payment of such of the Liabilities, and in such order of application, as Collateral Agent may from time to time elect.

     15. INDEMNIFICATION. Borrower agrees to defend, protect, indemnify and hold harmless each Agent, each Lender, each affiliate or subsidiary of each Agent and each Lender (with counsel satisfactory to such

Agent or such Lender, as applicable), and each of their respective officers, directors, employees, attorneys and agents (each an "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Party shall be designated a party thereto), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities, environmental and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Agreement or any Other Agreement, or any act, event or transaction related or attendant thereto, the making or issuance and the management of the Loans or any Letters of Credit or the use or intended use of the proceeds of the Loans or any Letters of Credit; provided, however, that Borrower shall not have any obligation hereunder to any Indemnified Party with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and, failing prompt payment, shall, together with interest thereon at the highest rate then applicable to Loans hereunder from the date incurred by each Indemnified Party until paid by Borrower, be added to the Liabilities of Borrower and be secured by the Collateral. The provisions of this Paragraph 15 shall survive the satisfaction and payment of the other Liabilities and the termination of this Agreement.

     16. NOTICE. All written notices and other written communications with respect to this Agreement shall be sent by ordinary, certified or overnight mail, by telecopy (receipt confirmed) or delivered in person, and (i) in the case of Collateral Agent and LaSalle shall be sent to it at 135 South LaSalle Street, Chicago, Illinois 60674, Attention: Asset Based Lending Division, (ii) in the case of any Agent or Lender other than LaSalle, shall be sent to it at the address identified on the signature page hereto or in the Assignment and Assumption Agreement with such Lender, and (iii) in the case of Borrower, shall be sent to it at its principal place of business set forth on the first page of this Agreement, attention: Marvin Smollar, with a copy to Schwartz & Freeman, 401 North Michigan Avenue, Suite 1900, Chicago, Illinois 60611, attention:
Kenneth Kolmin, or, in any case, such other address of which any party has notified all other parties hereto in writing.

     17. CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION. This Agreement and the Other Agreements are submitted by Borrower to each Agent and each Lender for such Agent's and such Lender's acceptance or rejection at such Agent's principal place of business as an offer by Borrower to borrow monies from Agents and Lenders now and from time to time hereafter, and shall not be binding upon Agents and Lenders or become effective until accepted by Agents and Lenders, in writing, at said place of business. If so accepted by Agents and Lenders, this Agreement and the Other Agreements shall be deemed to have been made at said place of business. THIS AGREEMENT AND THE OTHER AGREEMENTS SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS, INCLUDING, WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, BUT EXCLUDING PERFECTION OF THE SECURITY INTERESTS IN COLLATERAL LOCATED OUTSIDE OF THE STATE OF ILLINOIS, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Agreement.

     To induce Agents and Lenders to accept this Agreement, Borrower irrevocably agrees that, subject to Agents' sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE
OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. Borrower hereby irrevocably appoints and designates Schwartz & Freeman, 401 North Michigan Avenue, Suite 1900, Chicago, Illinois 60611, Attention: Kenneth Kolmin (or any other person having and maintaining a place of business in such state whom Borrower may from time to time hereafter designate upon ten (10) days written notice to Collateral Agent and who Collateral Agent has agreed in its sole discretion in writing is satisfactory and who has executed an agreement in form and substance satisfactory to Collateral Agent agreeing to act as such attorney and agent), as Borrower's true and lawful attorney and duly authorized agent for acceptance of service of legal process. Borrower agrees that service of such process upon such person shall constitute personal service of such process upon Borrower. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BORROWER BY COLLATERAL AGENT IN ACCORDANCE WITH THIS PARAGRAPH.

     18. CAPITAL ADEQUACY. If after the date hereof, either (i) any change in or in the interpretation of any law or regulation is introduced, including, without limitation, with respect to reserve requirements, applicable to either Agent, any Lender or any other banking or financial institution from whom any of the Lenders borrow funds or obtain credit (a "Funding Bank"), or (ii) a Funding Bank or any of the Lenders complies with any future guideline or request from any central bank or other governmental authority or (iii) a Funding Bank or any of the Lenders determines that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof has or would have the effect described below, or a Funding Bank or any of the Lenders complies with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, and in the case of any event set forth in this clause (iii), such adoption, change or compliance has or would have the direct or indirect effect of reducing the rate of return on any of the Lenders' capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration the Funding Bank's or Lenders' policies with respect to capital adequacy) by an amount deemed by such Lender to be material, and any of the foregoing events described in clauses (i), (ii) or (iii) increases the cost to either Agent, the Issuing Bank or any of the Lenders of (A) funding or maintaining the Loans or (B) issuing, making or maintaining any Letter of Credit or of purchasing or maintaining any participation or subparticipation therein, or reduces the amount receivable in respect thereof by either Agent or any Lender, then Borrower shall upon demand by Collateral Agent, pay to Collateral Agent, for the account of each applicable Lender, additional amounts sufficient to indemnify the Lenders against such increase in cost or reduction in amount receivable. A certificate as to the amount of such increased cost and setting forth in reasonable detail the calculation thereof shall be submitted to Borrower by the applicable Lender, and shall be conclusive absent manifest error. Notwithstanding the foregoing, in the event that Borrower is required to indemnify any Lender or Lenders under this Paragraph 18, Borrower may request in writing that Administrative Agent seek a replacement Lender for any such Lender requesting indemnification, which replacement Lender would not be subject to the same increased costs as the Lender seeking indemnification. If Administrative Agent is unable to find a replacement Lender within sixty (60) days of the request therefor by Borrower, Borrower may seek a replacement Lender, which replacement Lender must be acceptable to Agents in their reasonable discretion. Prior to any such replacement Lender becoming a party hereto, Borrower shall be required to pay all amounts required under this Paragraph 18.

     19. HEADINGS OF SUBDIVISIONS. The headings of subdivisions in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

     20. POWER OF ATTORNEY. Borrower acknowledges and agrees that its appointment of Collateral Agent as its attorney and agent-in-fact for the purposes specified in this Agreement is an appointment coupled with an interest and shall be irrevocable until all of the Liabilities are satisfied and paid in full and this Agreement is terminated.

     21. WAIVER OF JURY TRIAL; OTHER WAIVERS.

     (a) BORROWER, EACH AGENT AND EACH LENDER HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY OF THE OTHER AGREEMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY BORROWER, AGENT OR ANY LENDER OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN BORROWER AND AGENT OR ANY LENDER. IN NO EVENT SHALL EITHER AGENT OR ANY LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

     (b) Borrower hereby waives demand, presentment, protest and notice of nonpayment, and further waives the benefit of all valuation, appraisal and exemption laws.

     (c) BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY AGENT OF ITS RIGHTS TO REPOSSESS THE COLLATERAL OF BORROWER WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL.

     (d) Agents' and Lenders' failure, at any time or times hereafter, to require strict performance by Borrower of any provision of this Agreement or any of the Other Agreements shall not waive, affect or diminish any right of Agents or Lenders thereafter to demand strict compliance and performance therewith. Any suspension or waiver by either Agent or Lenders of an Event of Default under this Agreement or any default under any of the Other Agreements shall not suspend, waive or affect any other Event of Default under this Agreement or any other default under any of the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. No delay on the part of either Agent or Lenders in the exercise of any right or remedy under this Agreement or any Other Agreement shall preclude other or further exercise thereof or the exercise of any right or remedy. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the Other Agreements and no Event of Default under this Agreement or default under any of the Other Agreements shall be deemed to have been suspended or waived by either Agent or Lenders unless such suspension or waiver is in writing, signed by a duly authorized officer of all Lenders (or such lesser number of Lenders as required under this Agreement) and directed to Borrower specifying such suspension or waiver.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the ____ day of May, 1996.

EMPIRE INDUSTRIES, INC.     LASALLE NATIONAL BANK, as Collateral Agent and a
                            Lender

By_________________
Title______________         By________________________
                            Title_____________________


                           Maximum Loan Amount: $25,000,000
By___________________
Title________________
                            BT COMMERCIAL CORPORATION, as Administrative
                            Agent and a Lender

                            By____________________
                            Title_________________

                            Address: 233 South Wacker Drive
                                     Chicago, Illinois  60606
                                     Attention:  Frank Fazio

                            Maximum Loan Amount: $60,000,000

                          EXHIBIT A-SPECIAL PROVISIONS

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity, "BTCC") as a Lender and as administrative agent ("Administrative Agent") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").

CREDIT TERMS

(1) LOAN LIMIT: Each Lender, severally and not jointly, agrees to make its Pro Rata Share of such Loans as Borrower shall request from time to time from the date hereof, subject to the terms and conditions set forth in this Agreement, up to the sum of the following sublimits (the "Loan Limit"):

      (a) Up to eighty-five percent (85%) of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith) of Borrower's Eligible Accounts; plus

      (b) Up to sixty-five percent (65%) of the lower of the cost or market value of Borrower's Eligible Inventory consisting solely of finished goods (other than finished goods which are in transit); plus

      (c) Up to fifty percent (50%) of the lower of the cost or market value of Borrower's Eligible Inventory consisting solely of finished goods or finished components of goods which are in transit or Five Hundred Thousand Dollars ($500,000), whichever is less; plus

      (d) Up to fifty percent (50%) of the lower of the cost or market value of Borrower's Eligible Inventory consisting solely of raw materials less than one (1) year old; plus

      (e) Up to forty percent (40%) of the lower of the cost or market value of Borrower's Eligible Inventory consisting solely of work-in-process or Two Million and No/100 Dollars ($2,000,000), whichever is less; plus

      (f) Subject to Paragraph (2) of this Exhibit A, up to fifty percent (50%) against the face amount of commercial Letters of Credit issued by Issuing Bank for the



Date:  May __, 1996                           Borrower:  Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").

           purpose of purchasing Inventory, provided that such commercial Letters of Credit are in form and substance satisfactory to Collateral Agent; plus

      (g) Subject to Paragraph (3)(a) hereof, up to Nine Million One Hundred Thousand and No/100 Dollars ($9,100,000) with respect to Borrower's Equipment; plus

      (h)  Subject to Paragraph (3)(b) hereof, up to Three Million and
           No/100 Dollars ($3,000,000) with respect to Borrower's real property located at 501 Daniel Street, Tarboro, North Carolina; minus

      (i) Such reserves as Collateral Agent elects, in its reasonable discretion, to establish from time to time, including, without limitation, a reserve to pay royalties or other license fees with respect to patents, trademarks and copyrights licensed by Borrower in connection with the production or sale of Inventory, in the event that Collateral Agent becomes aware that such license fees or royalties are not being paid in a timely fashion or following the occurrence and during the continuance of an Event of Default;

provided, that the advances at subparagraphs (b), (c), (d), (e) and (f) above shall in no event exceed the aggregate amount of Twenty-Five Million and No/100 Dollars ($25,000.000); and

further provided, that the aggregate amount of Loans outstanding at any time shall in no event exceed Eighty-Five Million and No/100 Dollars ($85,000,000) (the "Loan Limit").

(2)  LETTERS OF CREDIT:

      (a) Subject to the terms and conditions of this Agreement, including Exhibit A, and the Other Agreements, during the Original Term or any Renewal Term, Collateral Agent shall request that Issuing Bank issue, upon Borrower's request, commercial letters of credit ("Letters of Credit"), provided that the aggregate undrawn face amount of all such Letters of Credit shall at no time exceed Ten Million and No/100 Dollars ($10,000,000). Lenders' contingent liability under the Letters of Credit shall automatically reduce, dollar for dollar, the amount which Borrower may borrow based upon the Loan Limit. Payments made by



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 2 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").

           Agents or Lenders to any Person on account of any Letter of Credit shall constitute Loans hereunder. At no time shall the aggregate of direct Loans by Agents and Lenders to Borrower plus the contingent liability of Lenders under the outstanding Letters of Credit be in excess of the Loan Limit.

      (b) Borrower agrees to pay to the Issuing Bank, on demand by the Issuing Bank, the Issuing Bank's normal and customary administrative charges in effect, from time to time, for issuing and administering any Letters of Credit and if not so paid each Lender shall, without regard to any other provision of this Agreement or any of the Other Agreements, any defense that Borrower may have to its obligation to pay the Issuing Bank in connection with such charges or any defense any Lender may have in connection with the participation described in subsection (d) below in connection with any Letter of Credit, pay the Issuing Bank for such Lender's Pro Rata Share of such charges, and any payments so made by Lenders to Issuing Bank shall be deemed to be Loans. Each Lender (other than a Lender that is the Issuing
           Bank) acknowledges and agrees that it shall not be entitled to any of the charges of the Issuing Bank. Borrower further agrees to pay Collateral Agent, for the benefit of Lenders, a letter of credit fee equal to two percent (2.00%) per annum on the aggregate undrawn face amount of all Letters of Credit outstanding, which fee shall be payable monthly in arrears on the last Business Day of each month.

      (c) Borrower agrees to reimburse the Issuing Bank, on demand by the Issuing Bank, for each payment made by the Issuing Bank under or pursuant to any Letter of Credit and if not so reimbursed each Lender shall without regard to any other provision of this Agreement or any of the Other Agreements, any defense that Borrower may have to its obligation to reimburse the Issuing Bank in connection with such payment or any defense any Lender may have in connection with such payment or any defense any Lender may have in connection with the participation described in subsection (d) below in connection with any Letter of Credit, reimburse the Issuing Bank for such Lender's Pro Rata Share of such payment, and any payments so made by Lenders to Issuing Bank shall be deemed to be Loans. Collateral Agent may



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 3 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").


           provide for the payment of any reimbursement obligations and any interest accrued thereon by advancing the amount thereof to the Issuing Bank on behalf of Borrower as a Loan.

      (d) Immediately upon the issuance of a Letter of Credit in accordance with this Agreement, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation therein to the extent of such Lender's Pro Rata Share (including, without limitation, all obligations of Borrower with respect thereto). Borrower hereby indemnifies each Agent and each Lender against any and all liability and expense it may incur in connection with any Letter of Credit and agrees to reimburse each Agent and each Lender for any payment made by either Agent or any Lender to the Issuing Bank.

(3)  AVAILABILITY REDUCTIONS:

      (a) The availability described in Paragraph (1)(g) of this Exhibit A shall be automatically curtailed by an amount equal to One Hundred Fifty-One Thousand Six Hundred Sixty-Six and 67/100 Dollars ($151,666.67) per month, commencing on the thirtieth (30th) day following the date hereof, and continuing on the corresponding day of each month thereafter, until the earlier to occur of (i) the date on which said availability shall be reduced in full and (ii) the date upon which this Agreement terminates pursuant to Paragraph 10 the Agreement.

      (b) The availability described in Paragraph (1)(h) of this Exhibit A shall be automatically curtailed by an amount equal to Eighty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($83,333.33) per month, commencing on the thirtieth (30th) day following the date hereof, and continuing on the corresponding day of each month thereafter until the earliest to occur of (i) the date on which said availability shall be reduced in full, (ii) the date on which Borrower refinances the Loans made with respect to the



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 4 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").


           availability described in Paragraph (1)(g) of this Exhibit A, at which time such availability will be reduced in full, and (iii) the date upon which this Agreement terminates pursuant to Paragraph 10 of the Agreement.

      (c) The availability described in Paragraph (1)(g) shall be automatically curtailed dollar-for-dollar by the amount of any proceeds received by Collateral Agent from the sale or other disposition of any of Borrower's Equipment not replaced pursuant to Paragraph 6 of the Loan Agreement, such curtailments to be applied to the curtailments described in Paragraph (3)(a) above in the inverse order such curtailments are scheduled to occur.

      (d) The availability described in Paragraph (1)(h) shall be automatically curtailed dollar-for-dollar by the amount of any proceeds received by Collateral Agent from the sale or other disposition of all or any portion of Borrower's real property other than the button plant located at 710 Popular Street, Tarboro, North Carolina, such curtailment to be applied to the curtailments described in Paragraph (3)(b) above in the inverse order such curtailments are scheduled to occur.

      (e)  The availability reductions set forth in Paragraphs (3)(a),
           (3)(b), (3)(c) and (3)(d) above shall not reduce the Maximum Loan Amount of any Lender or reduce the aggregate Loan Limit of Eighty-Five Million and No/100 Dollars ($85,000,000) set forth in Paragraph (1) of this Exhibit A.

(4) INTEREST RATE: Subject to the terms and conditions set forth below, the Loans shall bear interest at the per annum rate of interest set forth in subsection (a) or (b) below:

      (a) One percent (1.00%) plus LaSalle's publicly announced prime rate (which is not intended to be LaSalle's lowest or most favorable rate in effect at any time) (the "Prime Rate") in effect from time to time, payable on the last Business Day of each month in arrears. Said rate of interest shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the effective date of each such change in the Prime Rate.




Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 5 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").


      (b) The "Applicable Margin" (as defined below), in effect at such time, in excess of the per annum rate of interest at which U.S. dollar deposits of an amount comparable to the amount of the Loans and for a period equal to the relevant Interest Period (as hereinafter defined) are offered generally to Collateral Agent (rounded upward if necessary to the nearest 1/16 of 1.00%) in the London Interbank Eurodollar market at 11:00 a.m. (London time) two
           (2) Business Days (as hereinafter defined) prior to the commencement of each Interest Period ("LIBOR"), such rate to remain fixed for such Interest Period. "Interest Period" shall mean any continuous period of thirty (30), sixty (60), ninety (90) or one hundred eighty
           (180) days, as selected from time to time by Borrower by irrevocable notice (in writing, by telex, telegram or cable) given to Collateral Agent before 12:00 noon, Chicago time, not less than three (3) Business Days prior to the first day of each respective Interest Period (any notice received by Collateral Agent after 12:00 noon, Chicago time, will be deemed on the immediately succeeding Business
           Day) commencing on the date hereof; provided, that: (i) each such period occurring after such initial period shall commence on the day on which the immediately preceding period expires; (ii) the final Interest Period shall be such that its expiration occurs on or before the end of the Original Term or any Renewal Term; and (iii) if for any reason Borrower shall fail to timely select a period, then such Loans shall continue as, or revert to, Prime Rate Loans. "Applicable Margin" shall mean two hundred seventy-five (275) basis points; provided that the then-effective Applicable Margin shall be reduced by twenty-five (25) basis points (i) effective five (5) Business Days after receipt of Borrower's 1996 audited year end financial statements, in the event such financial statements evidence net income for Borrower during such fiscal year in excess of Three Million Five Hundred Sixty-Eight Thousand and No/100 Dollars ($3,568,000) and Tangible Net Worth of Borrower in excess of Borrower's Tangible Net Worth as shown on its 1995 audited year-end financial statements, plus One Million Eight Hundred Thousand and No/100 Dollars ($1,800,000) and (ii) effective five (5) Business Days after receipt of Borrower's 1997 year-end financial statements, in the event that such financial statements evidence net income for Borrower during such fiscal year in excess of Six Million Nine Hundred Sixty-Eight



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 6 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").


            Thousand and No/100 Dollars ($6,968,000) and Tangible Net Worth in excess of the sum of (x) the minimum Tangible Net Worth which Borrower must obtain to achieve a reduction in interest rate as set forth in (i) above, plus (y) Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000). Interest on LIBOR Rate Loans shall be payable on the last day of the applicable Interest Period, and if the Interest Period is longer than ninety (90) days, at the end of each ninety (90) day period and the last day of the applicable Interest Period, and on the date of any payment of principal with respect to a LIBOR Rate Loan by Borrower. After Collateral Agent receives a notice from Borrower of the conversion or continuation of any LIBOR Rate Loan, Collateral Agent shall provide a copy of such notice to each Lender before 3:00 p.m., Chicago time, on the date such notice is deemed given to Collateral Agent.

(5)  OTHER LIBOR PROVISIONS:

      (a) Subject to the provisions of this Agreement, Borrower shall have the option (i) as of any date, to convert all or any part of the Prime Rate Loans to, or request that new Loans be made as, LIBOR Rate Loans of various Interest Periods, (ii) as of the last day of any Interest Period, to continue all or any portion of the relevant LIBOR Rate Loans as LIBOR Rate Loans; (iii) as of the last day of any Interest Period, to convert all of any portion of the LIBOR Rate Loans to Prime Rate Loans; and (iv) at any time, to request new Loans as Prime Rate Loans; provided, that Loans may not be continued as or converted to LIBOR Rate Loans, if the continuation or conversion thereof would violate the provisions of Paragraphs (5)(b) and (5)(c) of this Exhibit A or if an Event of Default has occurred and is continuing.

      (b) Collateral Agent's determination of LIBOR as provided above shall be conclusive, absent manifest error. Furthermore, if Collateral Agent or any Lender determines, in good faith (which determination shall be conclusive, absent manifest error), prior to the commencement of any Interest Period that (i) U.S. dollar deposits of sufficient amount and maturity for funding the Loan



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 7 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").


           are not available to Collateral Agent or any Lender in the London Interbank Eurodollar market in the ordinary course of business, or
           (ii) by reason of circumstances affecting the Loan Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to the Loans requested by Borrower to be LIBOR Rate Loans or the Loans bearing interest at the rates set forth in Paragraph (4)(b) of the Exhibit A shall not represent the effective pricing to Lenders for U.S. dollar deposits of a comparable amount for the relevant period (such as for example, but not limited to, official reserve requirements required by Regulation D to the extent not given effect in determining the rate), Collateral Agent shall promptly notify Borrower (after Collateral Agent is notified by any such Lender), and (x) all existing LIBOR Rate Loans shall convert to Prime Rate Loans upon the end of the applicable Interest Period, and (y) no additional LIBOR Rate Loans shall be made until such circumstances are cured.

      (c) If, after the date hereof, the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental authority or any central bank or other fiscal, monetary or other authority having jurisdiction over Collateral Agent, any Lender or their respective lending offices (a "Regulatory Change"), shall, in the opinion of counsel to Collateral Agent or any Lender, make it unlawful for Collateral Agent or any Lender to make or maintain LIBOR Rate Loans, then Collateral Agent shall promptly notify Borrower and (i) the LIBOR Rate Loans shall immediately convert to Prime Rate Loans on the last Business Day of the then existing Interest Period or on such earlier date as required by law and (ii) no additional LIBOR Rate Loans shall be made until such circumstance is cured.

      (d) If, for any reason, a LIBOR Rate Loan is paid prior to the last Business Day of any Interest Period or if a LIBOR Rate Loan does not occur on a date specified by Borrower in its request (other than as a result of a default by a Lender), Borrower agrees to indemnify Agents and Lenders against any loss (including



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 8 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").

           any loss on redeployment of the funds repaid), cost or expense incurred by the Agents and Lenders as a result of such prepayment.

      (e) If any Regulatory Change (whether or not having the force of law) shall (i) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, Collateral Agent or any Lender; (ii) subject Collateral Agent or any Lender or the LIBOR Rate Loans to any tax, duty, charge, stamp tax or fee or change the basis of taxation of payments to Collateral Agent or any Lender of principal or interest due from Borrower to Collateral Agent and Lenders hereunder (other than a change in the taxation of the overall net income of Collateral or any Lender); or (iii) impose on Collateral Agent or any Lender any other condition regarding the LIBOR Rate Loans or Collateral Agent's or any Lender's funding thereof, and Collateral Agent or any Lender shall determine (which determination shall be conclusive, absent any manifest error) that the result of the foregoing is to increase the cost to Collateral Agent or such Lender of making or maintaining the LIBOR Rate Loans or to reduce the amount of principal or interest received by the Collateral Agent or such Lender hereunder, then Borrower shall pay to Collateral Agent or such Lender hereunder, then Borrower shall pay to Collateral Agent and Lenders, on demand, such additional amount as Collateral Agent and Lenders shall, from time to time, determine are sufficient to compensate and indemnify Collateral Agent and Lenders from such increased cost or reduced amount. Notwithstanding the foregoing, in the event that Borrower is required to indemnify any Lender from such increased cost or reduced amount under this Paragraph (5)(e), Borrower may request in writing that Administrative Agent seek a replacement Lender for any such Lender requesting indemnification, which replacement Lender would not be subject to the same increased costs as the Lender seeking indemnification. If Administrative Agent is unable to find a replacement Lender within sixty (60) days of the request therefor by Borrower, Borrower may seek a replacement Lender, which replacement Lender must be acceptable to Agents in their reasonable discretion. Prior to



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 9 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").

           any such replacement Lender becoming a party thereto, Borrower shall be required to pay all amount required under this Paragraph
           (5)(e).

      (f) Each request for LIBOR Rate Loans shall be in an amount not less than Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000), and in integral multiples of Five Hundred Thousand and No/100 Dollars ($500,000) thereafter.

      (g) No more than six (6) LIBOR Rate Loans may be outstanding at any time.

      (h) Unless otherwise specified by Borrower, all Loans shall be Prime Rate Loans.

      (i) No LIBOR Rate Loans may be requested or made until the earlier of (i) ninety (90) days following the date hereof and (ii) the date on which Administrative Agent completes the initial syndication of the Loans hereunder to other Lenders.

(6)  FEES AND CHARGES:

      (a) Unused Line Fee: Borrower shall pay to Collateral Agent, for the benefit of Lenders, an unused line fee equal to one-half of one percent (0.50%) per annum, based on a three hundred sixty (360) day year, of the difference between Eighty-Five Million and No/100 Dollars ($85,000,000) and the average daily loan balance plus the average daily outstanding face amount of all Letters of Credit. Such fee shall be fully earned by Lenders and paid to Collateral Agent monthly in arrears on the last Business Day of each month.

      (b)  Collateral Monitoring Fee:  Borrower shall pay to Collateral
           Agent solely for the account of Collateral Agent, an annual collateral monitoring fee of One Hundred Thousand and No/100 Dollars ($100,000) per year, which fee shall be fully earned and payable on the date hereof and on each anniversary of the date hereof during the Original Term or any Renewal Term.




Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 10 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").



      (c) Facility Fee: Borrower shall pay to Collateral Agent, for the benefit of Lenders a Facility Fee as set forth in that certain Fee Letter of even date herewith among Borrower Collateral Agent, LaSalle and BTCC (the "Fee Letter").

(7) SETTLEMENTS, DISTRIBUTIONS AND APPORTIONMENT OF PAYMENTS: On a weekly basis (or more frequently if requested by Collateral Agent) (a "Settlement Date"), Collateral Agent shall provide each Lender with a statement of the outstanding balance of the Liabilities as of the end of the business day immediately preceding the Settlement Date (the "Pre-Settlement Determination Date") and the current balance of the Loans funded by each Lender (whether made directly by such Lender to Borrower or constituting a settlement by such Lender of a previous Disproportionate Advance made by Collateral Agent on behalf of such Lender to Borrower). If such statement discloses that such Lender's current balance of the Loans as of the Pre-Settlement Determination Date exceeds such Lender's Pro Rata Share of the Liabilities outstanding as of the Pre-Settlement Determination Date, then Collateral Agent shall, one (1) business day after the Settlement Date, transfer, by wire transfer, the net amount due to such Lender in accordance with such Lender's instructions, and if such statement discloses that such Lender's current balance of the Loans as of the Pre-Settlement Determination Date is less than such Lender's Pro Rata Share of the Liabilities outstanding as of the Pre-Settlement Determination Date, then such Lender shall, one (1) business day after the Settlement Date, transfer, by wire transfer the net amount due to Collateral Agent in accordance with Collateral Agent's instructions. In addition, payments actually received by Collateral Agent with respect to the following items shall be distributed by Collateral Agent to Lenders as follows:

      (a) Within three (3) Business Days of receipt thereof by Collateral Agent, payments to be applied to interest on the Loans shall be paid to each Lender in proportion to its Pro Rata Share, subject to any adjustments for any Disproportionate Advances as provided in Paragraph 2 of the Agreement, so that Collateral Agent shall receive interest on the Disproportion Advances and



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 11 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").


           each Lender shall only receive interest on the amount of funds actually advanced by such Lender;

      (b) Within three (3) Business Days of receipt thereof by Collateral Agent, payments to be applied to the prepayment fee as provided in Paragraph 10 of the Agreement shall be paid to each Lender in proportion to its Pro Rata Share;

      (c) Within three (3) Business Days of receipt thereof by Collateral Agent, payments to be applied the Letter of Credit fee set as provided in Paragraph (2)(b) of this Exhibit A shall be paid to each Lender in proportion to its Pro Rata Share; and

      (d) Within three (3) Business Days of receipt thereof by Collateral Agent, payments to be applied to the Unused Line Fee set forth on Paragraph (5)(a) of this Exhibit A shall be paid to each Lender in proportion to its Pro Rata Share;

      (e) Within three (3) Business Days of receipt thereof by Collateral Agent, payments to be applied to the Facilities Fee set forth in Paragraph (5)(c) of this Exhibit A shall be paid to the parties, and in the amounts set forth in the Fee Letter.

(8)  ADDITIONS AND CHANGES TO COVENANTS

      (a)  CHECKING ACCOUNT PROVISIONS:  Borrower shall maintain its
           general checking account with LaSalle.   Normal charges shall be
           assessed thereon. Although no compensating balance is required, Borrower must keep monthly balances in order to merit earnings credits which will cover LaSalle's service charges for demand deposit account activities.

(9) CONDITIONS TO CLOSING: Agents and Lenders shall be under no obligation to consummate the transactions contemplated by this Agreement until each of the conditions listed in this Paragraph (9) has been satisfied. Whenever a condition contained herein requires delivery of an agreement or other document to either Agent



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 12 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").


      and/or Lenders, each such agreement or other document shall be in form and substance satisfactory to Collateral Agent in its sole discretion.

      (a) REAL PROPERTY AS COLLATERAL: As additional security for the payment of all Loans now or in the future made by Lenders to Borrower and for the payment or other satisfaction of all other Liabilities, Borrower shall convey, mortgage, assign, transfer and pledge to Collateral Agent, for the benefit of Agents and Lenders, that certain real property commonly known as 501 Daniel Street, Tarboro, North Carolina ("Property") and, if title to said Property is in a land trust, any beneficial interest relative thereto. In connection therewith, Borrower shall execute such documentation with respect to each parcel as Collateral Agent, in its sole discretion, deems necessary, including, without limitation, a Mortgage and Security Agreement or similar instrument, Assignment of Leases and Rents, Tenant Subordination, Tenant and Attornment Agreement and Collateral Assignment of Beneficial Interest. Borrower shall also provide Collateral Agent with a copy of all leases, if any, relative to said Property. Borrower shall furnish Collateral Agent (i) a current spotted plat of survey of the Property prepared by a North Carolina Licensed Surveyor and made in accordance with the standards of practice for land surveying in North Carolina as contained in Board Rule 1600 of the North Carolina Board of Registration of Land Surveyors and Engineers and certified to both the Collateral Agent on behalf of the Lenders and the title insurance company, setting forth: (a) all easements, rights of way and other encumbrances and matters of record affecting or appurtenant to the Property; (b) the established building line(s) and side yard line(s), if any; (c) the line of the street or streets abutting the Property or any portion thereof; (d) any and all encroachments (and the extent thereof in feet and inches) upon the Property or any easement appurtenant thereto; (e) all improvements on the Property; and (f) the area of the Property; and (ii) a commitment for an ALTA Mortgagee's Policy of Title Insurance (the "Title Policy") issued by a title insurance company acceptable to Collateral Agent and Lenders (the "Title Company") in such amount and with such exceptions and endorsements as Collateral Agent



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 13 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").




            deems proper in its sole discretion. Said Title Policy shall include, without limitation, the following endorsements:

              (i)    Comprehensive Endorsement;

              (ii)   Zoning 3.1 (Completed Structure) Endorsement;

              (iii)  Location Endorsement;

              (iv)   Last Dollar Endorsement;

              (v)    Variable Rate Endorsement;

              (vi)   Future Advance, Revolving Credit Endorsement;

              (vii)  Doing Business Endorsement;

              (viii) Access Endorsement;

              (ix)   Survey Endorsement;

              (x)    Usury Endorsement;

              (xi)   Modified Fraudulent Conveyance Endorsement;

              (xii)  Contiguity Endorsement; and

              (xiii) Tax Parcel Endorsement.


      Borrower shall furnish evidence satisfactory to Bank that the Property is not located in an area designated by the Secretary of Housing and Urban Development as having special flood hazards, or if it is so located, furnish satisfactory evidence that flood insurance is in effect.

      (b) LANDLORD'S AGREEMENT: Borrower shall cause to be executed and delivered to Collateral Agent a Landlord's Agreement from each lessor of property set forth



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 14 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").


           on Exhibit B, which Landlord's Agreements shall include a copy of the relevant lease.

      (c) GUARANTIES: Borrower shall cause to be executed in favor of Agents and Lenders and delivered to Collateral Agent the Continuing Unconditional Guaranty of Empire of Carolina, Inc. of any and all indebtedness of Borrower to Agents and Lenders.

      (d) SUBORDINATION AGREEMENTS: Borrower shall cause its indebtedness to Empire of Carolina, Inc. to be subordinated to the indebtedness of Borrower to Agents and Lenders on terms acceptable to Collateral Agent and Lenders in their sole discretion and shall cause such subordinated debtholder to execute and deliver to Collateral Agent a Subordination Agreement.

      (e) WAREHOUSEMAN'S AGREEMENTS: Agents and Lenders hereby acknowledge that Eligible Inventory is from time to time stored with a bailee, warehouseman or similar party at the locations identified on Exhibit B. Borrower shall cause each such party to execute and deliver to Collateral Agent a warehouseman's agreement.

      (f) FEE LETTER: Borrower shall execute and deliver to Collateral Agent and Administrative Agent the Fee Letter.

      (g) PATENT, TRADEMARK AND LICENSE MORTGAGE: Borrower shall execute and deliver to Collateral Agent a Patent, Trademark and License Mortgage.

      (h) COPYRIGHT SECURITY AGREEMENT: Borrower shall execute and deliver to Collateral Agent a Copyright Security Agreement.

      (i)  STOCK PLEDGE:  Borrower shall cause Empire of Carolina, Inc.
           to pledge sixty-five percent (65%) of its stock of Marchon Toys Hong Kong, Ltd. pursuant to documentation acceptable to Collateral Agent and Lenders.




Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 15 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").



      (j) MERGER: Empire Industries, Inc. and Marchon, Inc. shall have merged with and into Empire Manufacturing, Inc., with Empire Manufacturing, Inc. being the surviving entity and Empire Manufacturing, Inc. shall simultaneously change its name to Empire Industries, Inc., on terms and conditions and subject to documentation satisfactory to Agents and Lenders.

      (k) OPINIONS OF COUNSEL: Borrower's counsel shall execute and deliver to Collateral Agent its favorable opinion with respect to the transactions contemplated hereby.

      (l) CONVERSION OF DEBT TO EQUITY: Borrower shall have provided evidence to Agents and Lenders that all indebtedness of Borrower to its Parent in excess of $21,095,000 has been reclassified as a contribution to capital.

(10) AGENT:

      (a)  APPOINTMENT OF AGENTS:

            (i)  Each Lender hereby designates LaSalle as
                 Collateral Agent and BTCC as Administrative Agent to act as herein specified. Each Lender hereby irrevocably authorizes Agents to take such action on its behalf under the provisions of this Agreement and the notes and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of each Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Except as otherwise provided herein, Collateral Agent shall hold all Collateral and all payments of principal, interest, fees, charges and expenses received pursuant to this Agreement or any of the Other Agreements for the benefit of Lenders. Each Agent may perform any of its duties hereunder by or through its agents or employees.

            (ii) The provisions of this Paragraph (10) are solely
                 for the benefit of Agents and Lenders, and neither Borrower nor any other Obligor shall have any



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 16 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").


                  rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, each Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Obligor.

      (b) NATURE OF DUTIES OF AGENTS: Neither Agent shall have duties or responsibilities except those expressly set forth in this Agreement. Neither Agent nor any of its respective officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of each Agent shall be mechanical and administrative in nature; neither Agent shall have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon either Agent any obligations in respect of this Agreement except as expressly set forth herein.

      (c)  LACK OF RELIANCE ON AGENTS:

            (i)  Independently and without reliance upon either
                 Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (A) its own independent investigation of the financial or other condition and affairs of Agents, each Obligor and any other Lender in connection with the taking or not taking of any action in connection herewith and (B) its own appraisal of the creditworthiness of each Agent, each Obligor and any other Lender, and, except as expressly provided in this Agreement, neither Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

            (ii) Neither Agent shall be responsible to any Lender
                 for any recitals, statements, information, representations or warranties herein or in any



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 17 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").


                  document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement or any notes or the financial or other condition of any Obligor. Neither Agent shall be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or the notes, or the financial condition of any Obligor, or the existence or possible existence of any Default or Event of Default, unless specifically requested to do so in writing by any Lender.

      (d) CERTAIN RIGHTS OF AGENTS: Each Agent shall have the right to request instructions from the Requisite Lenders or all Lenders, as applicable pursuant to Paragraph (13) of this Exhibit A, by notice to each Lender. If either Agent shall request instructions from the Requisite Lenders or all Lenders, as applicable, with respect to any act or action (including the failure to act) in connection with this Agreement, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Requisite Lenders or all Lenders, as applicable, and such Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against either Agent as a result of such Agent acting or refraining from acting hereunder in accordance with the instructions of the Requisite Lenders or all Lenders, as applicable.

      (e) RELIANCE BY AGENTS: Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person. Each Agent may consult with legal counsel (including counsel for Borrower with respect to matters concerning Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 18 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").


           omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

      (f) INDEMNIFICATION OF AGENTS: To the extent an Agent is not reimbursed and indemnified by Borrower, each Lender will reimburse and indemnify such Agent, in proportion to its Pro Rata Share, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct.

      (g)  AGENTS IN THEIR INDIVIDUAL CAPACITIES:  With respect to the
           Loans made by it pursuant hereto, each Agent shall have the same rights and powers hereunder as any other Lender or holder of a note or participation interest and may exercise the same as though it was not performing the duties specified herein; and the terms "Lenders," "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Each Agent may accept deposits from, lend money to, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisor or other business with Borrower or any Affiliate of Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection with this Agreement and otherwise without having to account for the same to Lenders, to the extent such activities are not in contravention of the terms of this Agreement.

      (h) HOLDERS OF NOTES: Each Agent may deem and treat the payee of any promissory note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with Administrative Agent. Any request, authority or consent of any Person who, at the time of



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 19 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").


            making such request or giving such authority or consent, is the holder of any promissory note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such promissory note or of any promissory note or notes issued in exchange therefor.

      (i)  SUCCESSOR AGENT:

            (i) Each Agent may, upon five (5) business days' notice to Lenders and Borrower, resign at any time (effective upon the appointment of a successor Agent pursuant to the provisions of this Paragraph (10)(i)) by giving written notice thereof to the other Agent, Lenders and Borrower. Upon any such resignation, the Requisite Lenders shall have the right, upon five (5) days' notice, to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Lenders and accepted such appointment, within thirty
                 (30) days after the retiring Agent's giving of notice of resignation, then, upon five (5) days' notice, the retiring Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a bank or a trust company or other financial institution which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank or trust company or other financial institution which is engaged in the banking business, having a combined capital and surplus of at least Fifty Million and No/100 Dollars ($50,000,000).

            (ii) Upon the acceptance of any appointment as an
                 Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this Paragraph (10) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.




Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 20 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").



      (j)  COLLATERAL MATTERS:

            (i)  Each Lender authorizes and directs Collateral
                 Agent to enter into the Other Agreements for the benefit of Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Requisite Lenders in accordance with the provisions of this Agreement or the Other Agreements, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders. Collateral Agent is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender to take any action with respect to any Collateral or Other Agreements which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Other Agreements.

            (ii) Collateral Agent will not, without the verbal
                 consent of all Lenders, which consent shall (a) be confirmed promptly thereafter in writing and (b) not be unreasonably withheld or delayed, execute any release of Collateral Agent's security interest in any Collateral except for releases relating to dispositions of Collateral (x) permitted by this Agreement and (y) in connection with the repayment in full of all of the Liabilities by Borrower and the termination of all obligations of Agents and Lenders under this Agreement and the Other Agreements; provided, that Collateral Agent shall not be required to execute any such release on terms which, in Collateral Agent's opinion, would expose Collateral Agent to liability or create any obligation or entail any consequence other than the release of such liens without recourse or warranty. In the event of any sale or transfer of any of the Collateral, Collateral Agent shall be authorized to deduct all of the expenses reasonably incurred by Collateral Agent from the proceeds of any such sale, transfer or foreclosure.




Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 21 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").



           (iii) Lenders hereby agree that the lien granted to Collateral Agent in any property sold or disposed of in accordance with the provisions of Paragraph 6 of the Agreement shall be automatically released; provided, however that Collateral Agent's lien shall attach to and continue for the benefit of Agents and Lenders in the proceeds and products of such property arising from any such sale or disposition.

            (iv) To the extent, pursuant to the provisions of this
                 Paragraph (10)(j)(iv), Collateral Agent's execution of a release is required to release its lien upon any sale and transfer of Collateral which is consented to in writing by the Requisite Lenders or all Lenders, as applicable, and upon at least five (5) business days' prior written request by Borrower, Collateral Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the liens granted to Collateral Agent for the benefit of Lenders herein or pursuant hereto upon the Collateral that was sold or transferred.

            (v)  Neither Agent shall have any obligation
                 whatsoever to Lenders or to any other Person to assure that the Collateral exists or is owned by Borrower or any other Obligor or is cared for, protected or insured or that the liens granted to Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to Collateral Agent in this Paragraph (10) or in any of the Other Agreements, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given Collateral Agent's own interest in the Collateral as one of Lenders and that Collateral Agent shall have no duty or liability whatsoever to Lenders, except for its gross negligence or willful misconduct.




Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 22 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").



      (k)  ACTIONS WITH RESPECT TO DEFAULTS:  In addition to Collateral
           Agent's right to take actions on its own accord as permitted under this Agreement, Collateral Agent shall take such action with respect to an Event of Default as shall be directed by the Requisite Lenders or all Lenders, as applicable pursuant to Paragraph (13) of this Exhibit A; provided, that until Collateral Agent shall have received such directions, Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable and in the best interests of Lenders.

      (l) DELIVERY OF INFORMATION: Neither Agent shall be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by such Agent from Borrower or any other Obligor, the Requisite Lenders, any Lender or any other Person under or in connection with this Agreement or any Other Agreement except (i) as specifically provided in this Agreement or any Other Agreement and (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of Administrative Agent at the time of receipt of such request and then only in accordance with such specific request.

      (m) DEMAND: Collateral Agent shall make demand for repayment by Borrower of all Liabilities owing by Borrower hereunder, after the occurrence of an Event of Default, upon the written request of the Requisite Lenders. Collateral Agent shall make such demand in such manner as it deems appropriate, in its sole discretion, to effectuate the request of the Requisite Lenders. Nothing contained herein shall limit the discretion of Collateral Agent to take reserves, to deem certain Accounts and Inventory ineligible, or to exercise any other discretion granted to Collateral Agent in this Agreement.

(11)  ASSIGNABILITY:

      (a) Borrower shall not have the right to assign this Agreement or any interest therein except with the prior written consent of Agents and all Lenders.




Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 23 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").



      (b) Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender except to the extent such transfer would result in increased costs to Borrower.

      (c) Each Lender may, with the consent of each Agent, which consent shall not be unreasonably withheld, but without the consent of any other Lender, assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Agreement; provided, that (i) for each such assignment, the parties thereto shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance in the form attached hereto as Exhibit C, and a processing and recordation fee of Two Thousand Five Hundred and No/100 Dollars ($2,500) to be paid by the assignee, (ii) no such assignment shall be for less than Five Million and No/100 Dollars ($5,000,000) and (iii) such assignment will not be made without the consent of Borrower, which consent will not be unreasonably withheld, if, but only if, (x) Borrower would be required at the time of such assignment to pay additional costs and expenses to such new Lender as a result of additional capital reserve or similar costs of such new Lender which exceed those of the assigning Lender at the time of assignment or (y) such new Lender is not a financial institution listed on Exhibit E hereto. Upon such execution and delivery of the Assignment and Acceptance to Administrative Agent, from and after the date specified as the effective date in the Assignment and Acceptance (the "Acceptance Date"), (x) the assignee thereunder shall be a party hereto, and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, such assignee shall have the rights and obligations of a Lender hereunder and (y) the assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than any rights it may have pursuant to Paragraph 15 of the Agreement which will survive) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).




Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 24 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").



      (d) By executing and delivering an Assignment and Acceptance, the assignee thereunder confirms and agrees as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any of the Other Agreements, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any other Obligor or the performance or observance by Borrower or any other Obligor of its obligations under this Agreement, (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Paragraph 12(b) of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such assignee will, independently and without reliance upon either Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such assignee appoints and authorizes Agents to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to Agents by the terms hereof, together with such powers as are reasonably incidental thereto and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

      (e) Administrative Agent shall, maintain at its address referred to in Paragraph 16 of the Agreement a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of Lenders and the Maximum Loan Amounts of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Agents and Lenders may treat each Person whose name is



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 25 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").


           recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register and copies of each Assignment and Acceptance shall be available for inspection by Borrower, Collateral Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice.

      (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, (iii) give notice thereof to Collateral Agent on the date of receipt and (iv) give prompt notice thereof to Borrower. Within five (5) Business Days after its receipt of such notice, Borrower shall execute and deliver to Administrative Agent in exchange for the surrendered promissory note or notes, a new promissory note or notes to the order of the assignee in an amount equal to the maximum amount of Loans such assignee may at any time make under the terms of this Agreement and, if the assigning Lender has retained a portion of the Loans, a new promissory note or notes to the order of the assigning Lender in an amount equal to the maximum amount of Loans such assigning Lender may at any time make under the terms of this Agreement. Such new promissory note or notes shall re-evidence the indebtedness outstanding under the old promissory note or notes and shall be in the aggregate principal amount of such surrendered promissory note or notes, shall be dated of even date herewith and shall otherwise be in substantially the form of the promissory note or notes subject to such assignment.

      (g) Each Lender may sell participations (without the consent of either Agent, Borrower or any other Lender) to one or more parties, in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Maximum Loan Amount or the Loans owing to it); provided, that (i) such Lender's obligations under this Agreement (including, without limitation, its Maximum Loan Amount hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Borrower, Agents, and the other Lenders



Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                     - 26 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").


           shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (iv) such Lender shall not transfer, grant, assign or sell any participation under which the participant shall have rights to approve any amendment or waiver of this Agreement except to the extent such amendment or waiver would (A) extend the final maturity date or the date for the payment of any installment of fees or principal or interest of any Loans in which such participant is participating, (B) reduce the amount of any installment of principal of the Loans in which such participant is participating, (C) reduce the interest rate applicable to the Loans in which such participant is participating, or (D) reduce any fees payable hereunder.

      (h) Each Lender agrees that, without the prior written consent of Borrower and Agents, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan or other Liabilities under the securities laws of the United States of America or of any jurisdiction.

      (i) In connection with the efforts of any Lender to assign its rights or obligations or to participate interests, such Lender may disclose any information in its possession regarding Borrower; provided, that any such prospective assignee executes a confidentiality Agreement in the form of Exhibit D hereto.

(12) EXCHANGE OF INFORMATION: Borrower hereby agrees that Agents and Lenders may exchange any information concerning Borrower, including, without limitation, information relating to the creditworthiness of Borrower in the possession or control of Agents or Lenders, as the case may be; (i) with any of their respective affiliates; (ii) to any regulatory authority having jurisdiction over Agents or Lenders, (iii) to any other person, in connection with the exercise of Agents' or Lenders' rights hereunder or under any of the Other Agreements.

(13) AMENDMENTS, ETC.: No amendment or waiver of any provision of this Agreement or any of the Other Agreements, nor consent to any departure by any




Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____
                                   - 27 -

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE INDUSTRIES, INC. ("Borrower"), BT COMMERCIAL CORPORATION, (in its individual capacity ("BTCC") and LASALLE NATIONAL BANK (in its individual capacity, "LaSalle"), as a Lender, and as agent ("Collateral Agent").


     Obligor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Requisite Lenders, or if Lenders shall not be parties thereto, by the parties thereto and consented to by the Requisite Lenders, and each such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver or consent shall, unless in writing and signed by all Lenders, do any of the following: (i) increase the Maximum Loan Amounts of Lenders or subject Lenders to any additional obligations to extend credit to Borrower, (ii) reduce the principal of, or interest on, the Loans (other than as expressly permitted herein) or any fees hereunder, (iii) postpone any date fixed for any payment in respect of principal of, or interest on, the Loan or any fees hereunder, (iv) change the Pro Rata Shares of Lenders, or any minimum requirement necessary for Lenders or the Requisite Lenders to take any action hereunder, (v) amend or waive this Paragraph (13), or change the definition of the Requisite Lenders, or (vi) except in connection with the financing, refinancing, sale or other disposition of any asset of Borrower permitted under this Agreement, release or subordinate any liens in favor of Collateral Agent, for the benefit of Agents and Lenders, on any of the Collateral and provided further, that no amendment, waiver or consent affecting the rights or duties of either Agent under this Agreement or any Other Agreement shall in any event be effective, unless in writing and signed by such Agent in addition to Lenders required hereinabove to take such action. Notwithstanding any of the foregoing to the contrary, the consent of Borrower shall not be required for any amendment, modification or waiver of the provisions of Paragraph (10) of this Exhibit A.

(14) NONLIABILITY OF AGENT AND LENDERS: The relationship between Borrower and Lenders and Agents shall be solely that of borrower and lender. Neither Agent nor any Lender shall have any fiduciary responsibilities to Borrower. Neither Agent nor any Lender undertakes any responsibility to Borrower to review or inform Borrower of any matter in connection with any phase of Borrower's business or operations.





Date:  May ___, 1996                           Borrower: Empire Industries, Inc.
                                               Initialed for Borrower by:  _____
                                       Initialed for Collateral Agent by:  _____
                                   Initialed for Administrative Agent by:  _____
                                                Initialed for LaSalle by:  _____
                                                   Initialed for BTCC by:  _____

                 EXHIBIT B - BUSINESS AND COLLATERAL LOCATIONS

Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among EMPIRE MANUFACTURING CORP. ("Borrower"), BT COMMERCIAL CORPORATION, as a Lender, LASALLE NATIONAL BANK, as Collateral Agent, a Lender, and all other Lenders now or hereafter a party to the Loan and Security Agreement.

A. Borrower's Business Locations (please indicate which location is the principal place of business and at which locations originals and all copies of Borrower's books, records and accounts are kept).

      1.

      2.

      3.

B. Other locations of Collateral (including, without limitation, warehouse locations, processing locations, consignment locations) and all post office boxes of Borrower. Please indicate the relationship of such location to Borrower (i.e. public warehouse, processor, etc.).

      1.

                            SECURED PROMISSORY NOTE


Executed as of the ____ day of                                          No. 2
May, 1996 at Chicago, Illinois.

Amount $60,000,000.00

     FOR VALUE RECEIVED, the Undersigned (jointly and severally, if more than one) promises to pay to the order of LaSalle National Bank, as collateral agent or any successor collateral agent as may arise in accordance with the Loan Agreement ("COLLATERAL AGENT"), for the benefit of BT Commercial Corporation ("BTCC") at the main office of Collateral Agent, the principal sum of Sixty Million and No/100 Dollars ($60,000,000.00) or, if less, the aggregate unpaid principal amount of all advances made by BTCC to the Undersigned (or any one of them, if more than one) pursuant to and in accordance with Paragraph 2 of the Loan Agreement (as hereinafter defined). The Undersigned (jointly and severally, if more than one) further promises to pay interest on the outstanding principal amount hereof to Collateral Agent, for the benefit of BTCC, on the dates and at the rates provided in the Loan Agreement from the date hereof until payment in full hereof.

     This Note is referred to in and was delivered pursuant to that certain Loan and Security Agreement, as it may be amended from time to time, together with all exhibits thereto, of even date herewith among Collateral Agent, Administrative Agent, Lenders and the Undersigned (the "LOAN AGREEMENT"). All terms which are capitalized and used herein (which are not otherwise defined herein) shall have the meaning ascribed to such term in the Loan Agreement.

     THE OUTSTANDING PRINCIPAL BALANCE OF THE UNDERSIGNED'S LIABILITIES TO BTCC SHALL BE PAYABLE UPON TERMINATION OF THE LOAN AGREEMENT PURSUANT TO PARAGRAPH 10 THEREOF, OR AFTER AN EVENT OF DEFAULT, UPON ACCELERATION OF THE LIABILITIES PURSUANT TO PARAGRAPH 14 OF THE LOAN AGREEMENT. Prior to such termination or acceleration, principal hereunder shall be payable pursuant to the terms of the Loan Agreement.

     The Undersigned (and each one of them, if more than one) hereby authorizes Collateral Agent to charge any account of the Undersigned (and each of them, if more than one) for all sums due hereunder. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Illinois, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension. Credit shall be given for payments made in the manner and at the times provided in the Loan Agreement. It is the intent of the parties that the rate of interest and other charges to the Undersigned under this Note shall be lawful; therefore, if for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which BTCC may lawfully charge the Undersigned, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded by BTCC to the Undersigned.

     The principal and all accrued interest hereunder may be prepaid by the Undersigned, in part or in full, at any time; provided, however, that if Borrower prepays all of the Liabilities prior to the end of the Original Term or any Renewal Term, the Undersigned shall pay a prepayment fee as provided in the Loan Agreement.

     The Undersigned (and each one of them, if more than one) waives the benefit of any law that would otherwise restrict or limit Collateral Agent or BTCC in the exercise of its right, which is hereby acknowledged after the occurrence and continuation of any Event of Default (as defined in the Loan Agreement), to set-off against the Liabilities, without notice and at any time hereafter, any indebtedness matured or unmatured owing from Collateral Agent, or BTCC to the Undersigned (or any one of them). The Undersigned (and each one of them, if more than one) waives every defense, counterclaim or setoff which the Undersigned (or any one of them) may now have or hereafter may have to any action by Collateral Agent or Lenders in enforcing this Note and/or any of the other Liabilities, or in enforcing Collateral Agent's rights in the Collateral and ratifies and confirms whatever Collateral Agent and Lenders may do pursuant to the terms hereof and of the Loan Agreement and with respect to the Collateral and agrees that Collateral Agent and Lenders shall not be liable for any error in judgment or mistakes of fact or law.

     The Undersigned, any other party liable with respect to the Liabilities and any and all endorsers and accommodation parties, and each one of them, if more than one, waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Collateral Agent's and BTCC's rights hereunder.

     The loan evidenced hereby has been made and this Note has been delivered at Chicago, Illinois. THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, and shall be binding upon the Undersigned (and each one of them, if more than one) and the Undersigned's heirs, legal representatives, successors and assigns (and each of them, if more than one). If this Note contains any blanks when executed by the Undersigned (or any one of them, if more than one), the Collateral Agent is hereby authorized, without notice to the Undersigned (or any one of them, if more than one) to complete any such blanks according to the terms upon which the loan or loans were granted but Collateral Agent shall promptly deliver to the Undersigned a copy of the Note showing the blanks completed. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. If more than one party shall execute this Note, the term "UNDERSIGNED" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective heirs, executors, administrators, successors and assigns, shall be jointly and severally obligated hereunder.

     To induce BTCC to make the loans evidenced by this Note, the Undersigned (and each one of them, if more than one) (i) irrevocably agrees that, subject to the Collateral Agent's sole and absolute election, all actions arising directly or indirectly as a result or in consequence of this Note or any other agreement with the Collateral Agent, Administrative Agent any Lender, or the

Collateral, shall be instituted and litigated only in courts having situs in the City of Chicago, Illinois, (ii) hereby consents to the exclusive jurisdiction and venue of any State or Federal Court located and having its situs in said city, and (iii) waives any objection based on forum non-conveniens. IN ADDITION, THE UNDERSIGNED (OR ANY ONE OF THEM, IF MORE THAN
ONE) HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY THE UNDERSIGNED, COLLATERAL AGENT, ADMINISTRATIVE AGENT OR ANY LENDER OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND COLLATERAL AGENT, ADMINISTRATIVE AGENT OR ANY LENDER, waives personal service of any and all process, and consents that all such service of process may be made by certified mail, return receipt requested, directed to the agent designated in and pursuant to the Loan Agreement; and service so made shall be complete five (5) days after the same has been deposited in the U.S. mails as aforesaid.

     As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "UNDERSIGNED" shall be so construed.

     IN WITNESS WHEREOF, each of the Undersigned, if more than one, has executed this Note on the date above set forth.

                                EMPIRE INDUSTRIES, INC.
                                By________________________________
                                  Name and Title


                                Address: 5150 Linton Boulevard
                                Delray Beach, Florida  33484

FOR AGENT USE ONLY

Officer's Initials:  __________
Approval:  __________

                            SECURED PROMISSORY NOTE


Executed as of the ____ day of                                          No. 1
May, 1996 at Chicago, Illinois.

Amount $25,000,000.00

     FOR VALUE RECEIVED, the Undersigned (jointly and severally, if more than one) promises to pay to the order of LaSalle National Bank, as collateral agent or any successor collateral agent as may arise in accordance with the Loan Agreement ("COLLATERAL AGENT"), for the benefit of LaSalle National Bank ("LASALLE") at the main office of Collateral Agent, the principal sum of Twenty-Five Million and No/100 Dollars ($25,000,000.00) or, if less, the aggregate unpaid principal amount of all advances made by LaSalle to the Undersigned (or any one of them, if more than one) pursuant to and in accordance with Paragraph 2 of the Loan Agreement (as hereinafter defined).
The Undersigned (jointly and severally, if more than one) further promises to pay interest on the outstanding principal amount hereof to Collateral Agent, for the benefit of LaSalle, on the dates and at the rates provided in the Loan Agreement from the date hereof until payment in full hereof.

     This Note is referred to in and was delivered pursuant to that certain Loan and Security Agreement, as it may be amended from time to time, together with all exhibits thereto, of even date herewith among Collateral Agent, Administrative Agent, Lenders and the Undersigned (the "LOAN AGREEMENT"). All terms which are capitalized and used herein (which are not otherwise defined herein) shall have the meaning ascribed to such term in the Loan Agreement.

     THE OUTSTANDING PRINCIPAL BALANCE OF THE UNDERSIGNED'S LIABILITIES TO LASALLE SHALL BE PAYABLE UPON TERMINATION OF THE LOAN AGREEMENT PURSUANT TO PARAGRAPH 10 THEREOF, OR AFTER AN EVENT OF DEFAULT, UPON ACCELERATION OF THE LIABILITIES PURSUANT TO PARAGRAPH 14 OF THE LOAN AGREEMENT. Prior to such termination or acceleration, principal hereunder shall be payable pursuant to the terms of the Loan Agreement.

     The Undersigned (and each one of them, if more than one) hereby authorizes Collateral Agent to charge any account of the Undersigned (and each of them, if more than one) for all sums due hereunder. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Illinois, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension. Credit shall be given for payments made in the manner and at the times provided in the Loan Agreement. It is the intent of the parties that the rate of interest and other charges to the Undersigned under this Note shall be lawful; therefore, if for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which LaSalle may lawfully charge the Undersigned, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded by LaSalle to the Undersigned.

     The principal and all accrued interest hereunder may be prepaid by the Undersigned, in part or in full, at any time; provided, however, that if Borrower prepays all of the Liabilities prior to the end of the Original Term or any Renewal Term, the Undersigned shall pay a prepayment fee as provided in the Loan Agreement.

     The Undersigned (and each one of them, if more than one) waives the benefit of any law that would otherwise restrict or limit Collateral Agent or LaSalle in the exercise of its right, which is hereby acknowledged after the occurrence and continuation of any Event of Default (as defined in the Loan Agreement), to set-off against the Liabilities, without notice and at any time hereafter, any indebtedness matured or unmatured owing from Collateral Agent, or LaSalle to the Undersigned (or any one of them). The Undersigned (and each one of them, if more than one) waives every defense, counterclaim or setoff which the Undersigned (or any one of them) may now have or hereafter may have to any action by Collateral Agent or Lenders in enforcing this Note and/or any of the other Liabilities, or in enforcing Collateral Agent's rights in the Collateral and ratifies and confirms whatever Collateral Agent and Lenders may do pursuant to the terms hereof and of the Loan Agreement and with respect to the Collateral and agrees that Collateral Agent and Lenders shall not be liable for any error in judgment or mistakes of fact or law.

     The Undersigned, any other party liable with respect to the Liabilities and any and all endorsers and accommodation parties, and each one of them, if more than one, waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Collateral Agent's and LaSalle's rights hereunder.

     The loan evidenced hereby has been made and this Note has been delivered at Chicago, Illinois. THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, and shall be binding upon the Undersigned (and each one of them, if more than one) and the Undersigned's heirs, legal representatives, successors and assigns (and each of them, if more than one). If this Note contains any blanks when executed by the Undersigned (or any one of them, if more than one), the Collateral Agent is hereby authorized, without notice to the Undersigned (or any one of them, if more than one) to complete any such blanks according to the terms upon which the loan or loans were granted but Collateral Agent shall promptly deliver to the Undersigned a copy of the Note showing the blanks completed. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. If more than one party shall execute this Note, the term "UNDERSIGNED" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective heirs, executors, administrators, successors and assigns, shall be jointly and severally obligated hereunder.

     To induce LaSalle to make the loans evidenced by this Note, the Undersigned (and each one of them, if more than one) (i) irrevocably agrees that, subject to the Collateral Agent's sole and absolute election, all actions arising directly or indirectly as a result or in consequence of this Note or any other agreement with the Collateral Agent, Administrative Agent any Lender, or the

Collateral, shall be instituted and litigated only in courts having situs in the City of Chicago, Illinois, (ii) hereby consents to the exclusive jurisdiction and venue of any State or Federal Court located and having its situs in said city, and (iii) waives any objection based on forum non-conveniens. IN ADDITION, THE UNDERSIGNED (OR ANY ONE OF THEM, IF MORE THAN
ONE) HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY THE UNDERSIGNED, COLLATERAL AGENT, ADMINISTRATIVE AGENT OR ANY LENDER OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND COLLATERAL AGENT, ADMINISTRATIVE AGENT OR ANY LENDER, waives personal service of any and all process, and consents that all such service of process may be made by certified mail, return receipt requested, directed to the agent designated in and pursuant to the Loan Agreement; and service so made shall be complete five (5) days after the same has been deposited in the U.S. mails as aforesaid.

     As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "UNDERSIGNED" shall be so construed.

     IN WITNESS WHEREOF, each of the Undersigned, if more than one, has executed this Note on the date above set forth.

                                        EMPIRE INDUSTRIES, INC.
                                        By________________________________
                                          Name and Title


                                        Address: 5150 Linton Boulevard
                                        Delray Beach, Florida  33484

FOR AGENT USE ONLY

Officer's Initials:  __________
Approval:  __________

                    SATISFACTION:  The indebtedness secured
               by this Deed of Trust has been satisfied in full.
                       By
                       Name_____________________________
                       Title______________________________
                       Date______________________________

                       Title Insurance issued in connection herewith:

                       Policy No.__________________________
                       Company___________________________

                             NORTH CAROLINA DEED OF
                         TRUST SECURING FUTURE ADVANCES
                       COLLATERAL IS OR INCLUDES FIXTURES
                       (Edgecombe County, North Carolina)

     THIS NORTH CAROLINA DEED OF TRUST SECURING FUTURE ADVANCES ("DEED OF TRUST"), made as of May __, 1996, is made and executed by Empire Industries, Inc., a North Carolina corporation, having its principal offices at 501 Daniel Street, Tarboro, North Carolina 27886 ("GRANTOR"), to T. Edmund Rast, having an office at Moore and Van Allen, PLLC, 100 North Tryon Street, Floor 47, Charlotte, North Carolina 28202 ("TRUSTEE"), and LaSalle National Bank, a national banking association ("LASALLE"), having an office at 135 South LaSalle Street, Chicago, Illinois 60674, as collateral agent ("COLLATERAL AGENT") for the Lenders (as the term "Lenders" is defined in the Loan Agreement defined below).

                                    RECITALS

     I. Grantor, BT Commercial Corporation ("BTCC"), as a Lender and as administrative agent ("ADMINISTRATIVE AGENT") for all Lenders, and LaSalle, as a Lender and as Collateral Agent, are parties to a certain Loan and Security Agreement of even date herewith (said Loan and Security Agreement, together with all amendments, supplements, modifications and replacements thereof, being hereinafter referred to as the "LOAN AGREEMENT"), pursuant to which Collateral Agent, Administrative Agent and Lenders have agreed to make loans and extend certain other financial accommodations to Grantor in an aggregate amount not to exceed $85,000,000 (collectively, the "LOANS").

     II. The Loans consist of (i) a revolving loan in a maximum principal amount of $60,000,000 being made by BTCC, which revolving loan is evidenced by a certain Secured Promissory Note in the principal amount of $60,000,000 executed by Grantor and made payable to the order of BTCC (said Secured Promissory Note, together with all amendments, supplements, modifications and full or partial replacements thereof, being hereinafter referred to as the "$60,000,000 REVOLVING NOTE"), and (ii) a revolving loan in a maximum principal amount of $25,000,000 being made by LaSalle, which revolving loan is evidenced by a certain Secured Promissory Note in the principal amount of $25,000,000 executed by Grantor and made payable to the order of LaSalle (said Secured Promissory Note, together with all amendments, supplements, modifications and full or partial replacements thereof, being hereinafter referred to as the "$25,000,000 REVOLVING NOTE"). The $25,000,000 Revolving Note and the $60,000,000 Revolving Note are hereinafter collectively referred to as the "NOTES." The terms and provisions of the Notes and the Loan Agreement are hereby incorporated by reference in this Deed of Trust.

     III. The Loans are revolving loans and the aggregate outstanding principal balances thereof may be increased or decreased from time to time as more particularly set forth in the Loan Agreement, but in no event shall the aggregate principal amount of the Loans exceed $85,000,000. The interest rates chargeable on the Loans shall be as set forth in the Loan Agreement and the final maturity date of the Loans shall be a date not later than ______________ (subject to renewal as provided in the Loan Agreement).

                                GRANTING CLAUSES

     To secure the payment of (1) the indebtedness evidenced by the Notes and the payment of all amounts due under and the performance and observance of all covenants and conditions contained in this Deed of Trust, the Notes, the Loan Agreement, any and all other mortgages, security agreements, assignments of leases and rents, guaranties and any other documents and instruments now or hereafter executed by Grantor or any party related thereto or affiliated therewith, to evidence, secure or guarantee the payment of all or any portion of the indebtedness under the Notes and any and all renewals, extensions, amendments and replacements of this Deed of Trust, the Notes, the Loan Agreement, and any such other documents and instruments (the Notes, this Deed of Trust, the Loan Agreement, such other mortgages, security agreements, assignments of leases and rents, guaranties, reimbursement agreements, and any other documents and instruments now or hereafter executed and delivered in connection with the Loans, and any and all amendments, renewals, extensions and replacements hereof and thereof, being sometimes referred to collectively as the "LOAN INSTRUMENTS" and individually as a "LOAN INSTRUMENT"), (2) payment of all sums advanced by Lenders to protect the Mortgaged Property, with interest at the Default Rate (defined herein), (3) payment of all other sums, with interest thereon, which may hereafter be loaned to Grantor, or its successors or assigns, by Lenders, or the successors or assigns of any one of them, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust, (4) performance of every obligation, covenant and agreement of Grantor contained in any other agreement now or hereafter executed by Grantor which recites that the obligations thereunder are secured by this Deed of Trust (all indebtedness and liabilities secured hereby being hereinafter sometimes referred to as "BORROWER'S LIABILITIES"), Grantor hereby unequivocally grants, bargains, sells, warrants and conveys and does by these presents grant, bargain, sell and convey unto the Trustee, his heirs, successors and assigns, with power of sale, for the benefit of Collateral Agent and all Lenders, all of Grantor's right, title and interest in and to the following described property subject to the terms and conditions herein:

     (A) The land located in Edgecombe County, in the State of North Carolina, legally described in attached EXHIBIT A ("LAND");

     (B) All the buildings, structures, improvements and fixtures of every kind or nature now or hereafter situated on the Land and all machinery, appliances, equipment, furniture and all other personal property of every kind or nature which constitute fixtures with respect to the Land, together with all extensions, additions, improvements, substitutions and replacements of the foregoing ("IMPROVEMENTS");

     (C) All easements, tenements, rights-of-way, vaults, gores of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers and appurtenances in any way belonging, relating or appertaining to any of the Land or Improvements, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired ("APPURTENANCES");

     (D) (i) All judgments, insurance proceeds, awards of damages and settlements which may result from any damage to all or any portion of the Land, Improvements or Appurtenances or any part thereof or to any rights appurtenant thereto;

     (ii) All compensation, awards, damages, claims, rights of action and proceeds of or on account of (a) any damage or taking, pursuant to the power of eminent domain, of the Land, Improvements or Appurtenances or any part thereof,
(b) damage to all or any portion of the Land, Improvements or Appurtenances by reason of the taking, pursuant to the power of eminent domain, of all or any portion of the Land, Improvements, Appurtenances or of other property, or (c) the alteration of the grade of any street or highway on or about the Land, Improvements, Appurtenances or any part thereof; and, except as otherwise provided herein, Collateral Agent is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances therefor and, except as otherwise provided herein, to apply the same toward the payment of the indebtedness and other sums secured hereby; and

     (iii) All proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Land, Improvements or Appurtenances;

     (E) All rents, issues, profits, income and other benefits now or hereafter arising from or in respect of the Land, Improvements or Appurtenances (the "RENTS"); it being intended that this Granting Clause shall constitute an absolute and present assignment of the Rents, subject, however, to the conditional permission given to Grantor to collect and deposit the Rents as provided in this Deed of Trust;

     (F) Any and all leases, licenses and other occupancy agreements now or hereafter affecting the Land, Improvements or Appurtenances, together with all security therefor and guaranties thereof and all monies payable thereunder, and all books and records owned by Grantor which contain evidence of payments made under the leases and all security given therefor (collectively, the "LEASES"), subject, however, to the conditional permission given in this Deed of Trust to Grantor to collect and deposit the Rents arising under the Leases as provided in this Deed of Trust;

     (G) Any and all after-acquired right, title or interest of Grantor in and to any of the property described in the preceding Granting Clauses; and

     (H) The proceeds from the sale, transfer, pledge or other disposition of any or all of the property described in the preceding Granting Clauses;

     TO HAVE AND TO HOLD, the Mortgaged Property (defined herein) and all estate therein, together with all the rights, privileges and appurtenances thereunder in any way incident, appertaining or belonging, the same unto the Trustee and his successor or successors forever, and Grantor hereby binds itself, its successors and assigns, to warrant and forever defend title to the Mortgaged Property unto the Trustee and his successor or successors, against every person whomsoever lawfully claiming or to claim the same or any part thereof to secure the indebtedness herein recited and upon this special trust; provided, however, that should the indebtedness secured hereby be paid according to the tenor and effect thereof when the same shall be due and payable and should Grantor timely and fully discharge its obligations hereunder and should the obligations of Lenders under the Loan Agreement be terminated, then the Mortgaged Property shall be reconveyed to Grantor or the title thereto shall be revested according to the provisions of law.

     All of the mortgaged property described in the Granting Clauses, together with all real and personal, tangible and intangible property pledged in, or to which a security interest attaches pursuant to, any of the Loan Instruments is sometimes referred to collectively as the "MORTGAGED PROPERTY." The Leases are pledged on a parity with the Land and Improvements and not secondarily.
                                  ARTICLE ONE
                              COVENANTS OF GRANTOR

     Grantor warrants, covenants and agrees with Collateral Agent as follows:

     1.1 PERFORMANCE UNDER LOAN AGREEMENT, NOTES, DEED OF TRUST AND OTHER LOAN INSTRUMENTS. Grantor shall perform, observe and comply with or cause to be performed, observed and complied with in a complete and timely manner all provisions hereof, of the Loan Agreement and of the Notes, every other Loan Instrument and every instrument evidencing or securing Borrower's Liabilities.

     1.2 GENERAL COVENANTS AND REPRESENTATIONS. Grantor covenants, represents and warrants that as of the date hereof and at all times thereafter during the term hereof: (a) Grantor is seized of an indefeasible estate in fee simple in that portion of the Mortgaged Property which is real property, and has good and absolute title to it and the balance of the Mortgaged Property free and clear of all liens, security interests, charges and encumbrances whatsoever except for the "Permitted Liens" (as defined in the Loan Agreement) and those set forth on EXHIBIT B attached hereto (the Permitted Liens and such liens, security interests, charges and encumbrances set forth on EXHIBIT B attached hereto being collectively hereinafter referred to as the "PERMITTED ENCUMBRANCES"); (b) Grantor has good right, full power and lawful authority to mortgage and pledge the Mortgaged Property as provided herein; (c) upon the occurrence of an Event of Default (hereinafter defined), Collateral Agent may at all times peaceably and quietly enter upon, hold, occupy and enjoy the Mortgaged Property in accordance with the terms hereof; and (d) Grantor will maintain and preserve the lien of this Deed of Trust as a first and paramount lien on the Mortgaged Property subject only to the Permitted Encumbrances until Borrower's Liabilities have been paid in full and Lender's obligations under the Loan Agreement have been paid in full.

     1.3 COMPLIANCE WITH LAWS AND OTHER RESTRICTIONS. Grantor covenants and represents that the Land and the Improvements and the use thereof presently comply with, and will continue to comply with, all applicable restrictive covenants, zoning and subdivision ordinances and building codes, licenses, health and environmental laws and regulations and all other applicable laws, ordinances, rules and regulations, the failure to comply with which would have a material adverse effect on Grantor's business, property, assets, operations or condition, financial or otherwise.

     1.4 TAXES AND OTHER CHARGES.

     1.4.1 TAXES AND ASSESSMENTS. Grantor shall pay promptly when due all taxes, assessments, rates, dues, charges, fees, levies, fines, impositions, liabilities, obligations, liens and encumbrances of every kind and nature whatsoever now or hereafter imposed, levied or assessed upon or against the Mortgaged Property or any part thereof, or upon or against this Deed of Trust or Borrower's Liabilities; provided, however, that Grantor may in good faith contest the validity, applicability or amount of any asserted tax, assessment or other charge in accordance with any provisions which may be set forth in the Loan Agreement regarding the contest of taxes.

     1.4.2 TAXES AFFECTING LENDERS' INTEREST. If any state, federal, municipal or other governmental law, order, rule or regulation, which becomes effective subsequent to the date hereof, in any manner changes or modifies existing laws governing the taxation of mortgages or debts secured by mortgages, or the manner of collecting taxes, so as to impose on Collateral Agent or Lenders a tax by reason of its ownership of any or all of the Loan Instruments or measured by the principal amount of Borrower's Liabilities, requires or has the practical effect of requiring Collateral Agent or Lenders to pay any portion of the real estate taxes levied in respect of the Mortgaged Property, to pay any tax levied in whole or in part in substitution for real estate taxes or otherwise affects materially and adversely the rights of

Collateral Agent or Lenders in respect of Borrower's Liabilities, this Deed of Trust or the other Loan Instruments, Borrower's Liabilities and all interest accrued thereon shall, upon thirty (30) days' notice, become due and payable forthwith at the option of Collateral Agent, whether or not there shall have occurred an Event of Default, provided, however, that, if Grantor may, without violating or causing a violation of such law, order, rule or regulation, pay such taxes or other sums as are necessary to eliminate such adverse effect upon the rights of Collateral Agent and/or Lenders, as the case may be, and does pay such taxes or other sums when due, Collateral Agent shall not declare due Borrower's Liabilities by reason of the provisions of this Section 1.04.2.

     1.5 MECHANIC'S AND OTHER LIENS. Grantor shall not permit or suffer any mechanic's, laborer's, materialman's, statutory or other lien or encumbrance (other than any lien for taxes and assessments not yet due) to be created upon or against the Mortgaged Property; provided, however, that Grantor may in good faith, by appropriate proceeding, contest the validity, applicability or amount of any asserted lien in accordance with any provisions which may be set forth in the Loan Agreement regarding the contest of liens.

     1.6 INSURANCE AND CONDEMNATION.

     1.6.1 INSURANCE POLICIES. Grantor shall, at its sole expense, obtain for, deliver to, assign to and maintain for the benefit of Collateral Agent and Lenders, until Borrower's Liabilities are paid in full, such policies of insurance as are required by the Loan Agreement.

     1.6.2 ADJUSTMENT OF LOSS. Except as otherwise may be provided by the Loan Agreement, Collateral Agent is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies covering the Mortgaged Property and to collect and receive the proceeds from any such policy or policies. Grantor hereby irrevocably appoints Collateral Agent as its attorney-in-fact for the purposes set forth in the preceding sentence.

     1.6.3 CONDEMNATION AWARDS. Collateral Agent shall be entitled to all compensation, awards, damages, claims, rights of action and proceeds of, or on account of, (i) any damage or taking, pursuant to the power of eminent domain, of the Mortgaged Property or any part thereof, (ii) damage to the Mortgaged Property by reason of the taking, pursuant to the power of eminent domain, of other property, or (iii) the alteration of the grade of any street or highway on or about the Mortgaged Property. Collateral Agent is hereby authorized, at its option, to commence, appear in and prosecute in its own or Grantor's name any action or proceeding relating to any such compensation, awards, damages, claims, rights of action and proceeds and to settle or compromise any claim in connection therewith. Grantor hereby irrevocably appoints Collateral Agent as its attorney-in-fact for the purposes set forth in the preceding sentence.



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


     1.6.4 REPAIR; PROCEEDS OF CASUALTY INSURANCE AND EMINENT DOMAIN. If all or any part of the Mortgaged Property shall be damaged or destroyed by fire or other casualty or shall be damaged or taken through the exercise of the power of eminent domain or other cause described in Section 1.06.3, Grantor shall promptly and with all due diligence restore and repair the Mortgaged Property to the extent that the proceeds, award or other compensation are made available to Grantor and are sufficient to pay the cost of such restoration or repair. Except as otherwise may be provided by the Loan Agreement, the entire amount of such proceeds, award or compensation shall be applied to Borrower's Liabilities in such order and manner as Collateral Agent may elect.

     1.7 COLLATERAL AGENT MAY PAY. Upon Grantor's failure to pay any amount required to be paid by Grantor under Sections 1.04, 1.05 and 1.06, Collateral Agent may pay the same. Grantor shall pay to Collateral Agent on demand the amount so paid by Collateral Agent together with interest at the rate payable under the Loan Agreement after the occurrence of an "Event of Default" as such term is defined in the Loan Agreement (the "DEFAULT RATE") and the amount so paid by Collateral Agent together with interest, shall be added to Borrower's Liabilities.

     1.8 CARE OF THE MORTGAGED PROPERTY. Grantor shall preserve and maintain the Mortgaged Property in good and first class condition and repair. Grantor shall not, without the prior written consent of Collateral Agent, permit, commit or suffer any waste, impairment or deterioration of the Mortgaged Property or of any part thereof, and will not take any action which will increase the risk of fire or other hazard to the Mortgaged Property or to any part thereof. Except as otherwise provided in the Loan Agreement or this Deed of Trust, no new improvements shall be constructed on the Mortgaged Property and no part of the Mortgaged Property shall be removed, demolished or altered in any material manner without the prior written consent of Collateral Agent.

     1.9 TRANSFER OR ENCUMBRANCE OF THE MORTGAGED PROPERTY. Except as permitted by the Loan Agreement, Grantor shall not permit or suffer to occur any sale, assignment, conveyance, transfer, mortgage, lease (other than leases made in accordance with the provisions of this Deed of Trust) or encumbrance of, or any contract for any of the foregoing on an installment basis or otherwise pertaining to, the Mortgaged Property, any part thereof, any interest therein, the beneficial interest in Grantor, any interest in the beneficial interest in Grantor or in any trust holding title to the Mortgaged Property, or any interest in a corporation, partnership or other entity which owns all or part of the Mortgaged Property or such beneficial interest, whether by operation of law or otherwise, without the prior written consent of Collateral Agent having been obtained.

     1.10 FURTHER ASSURANCES. At any time and from time to time, upon Collateral Agent's request, Grantor shall make, execute and deliver, or cause to be made, executed and delivered, to Collateral Agent, and where appropriate shall cause to be recorded, registered or filed, and from time to time thereafter to be re-recorded, re-registered and refiled at such time and in such offices and places as shall be deemed desirable by Collateral Agent, any and all such further mortgages, security agreements, financing statements, instruments of further assurance, certificates and other documents as Collateral

Agent may consider necessary or desirable in order to effectuate or perfect, or to continue and preserve the obligations under, this Deed of Trust.

      1.11 ASSIGNMENT OF RENTS.

           (a) The assignment of rents, income and other benefits contained in Paragraph (E) of the Granting Clauses and the assignment of leases, licenses and other occupancy agreements contained in Paragraph (F) of the Granting Clauses shall be fully operative without any further action on the part of either party, and, specifically, such rents, income and other benefits shall be deposited as provided in the Loan Agreement. Grantor shall give each tenant or other occupant of the Mortgaged Property under any lease a written direction to deposit rents or other fees in accordance with the Loan Agreement. Grantor hereby further grants to Collateral Agent the right effective upon the occurrence of an Event of Default to do any or all of the following, at Collateral Agent's option: (i) dispossess by the usual summary proceedings any tenant defaulting in the payment of rent under any lease, (ii) lease the Mortgaged Property or any part thereof, (iii) repair, restore and improve the Mortgaged Property, and (iv) apply the rents, income and other benefits, after payment of certain expenses and capital expenditures relating to the Mortgaged Property, on account of Borrower's Liabilities in such order and manner as provided for in the Loan Agreement. In the event there shall occur an Event of Default, such assignment and grant shall continue in effect until Borrower's Liabilities are satisfied, the execution of this Deed of Trust constituting and evidencing the irrevocable consent of Grantor to the entry upon and taking possession of the Mortgaged Property by Collateral Agent pursuant to such grant, whether or not foreclosure proceedings have been instituted. Neither the exercise of any rights under this paragraph by Collateral Agent nor the application of any such rents, income or other benefits to payment of Borrower's Liabilities shall cure or waive any Event of Default or notice provided for hereunder except to the extent of such application, or invalidate any act done pursuant hereto or pursuant to any such notice, but shall be cumulative of all other rights and remedies.

           (b) The assignment of rents, income and other benefits from the Mortgaged Property contained in Paragraph (E) of the Granting Clauses and the assignment of leases, licenses and other occupancy agreements contained in Paragraph (F) of the Granting Clauses shall constitute an absolute and present assignment, subject, however, to the conditional permission given to Grantor to collect and deposit the Rents until the occurrence of an Event of Default at which time such conditional permission shall automatically terminate; and the existence or exercise of such right of Grantor shall not operate to subordinate this assignment, in whole or in part, to any subsequent assignment by Grantor permitted under the provisions of this Deed of Trust, and any such subsequent assignment by Grantor shall be subject to the rights of Grantor and Collateral Agent hereunder.

           (c) Grantor shall act promptly to enforce all available remedies against any delinquent lessee so as to protect the interest of the lessor under the Leases and to preserve the value of the Mortgaged Property.

           1.12 AFTER-ACQUIRED PROPERTY. To the extent permitted by, and subject to, applicable law, the lien of this Deed of Trust shall automatically attach, without further act, to all property hereafter acquired by Grantor located in or on, or attached to, or used or intended to be used in connection with, or with the operation of, the Mortgaged Property or any part thereof.

           1.13 LEASES AFFECTING MORTGAGED PROPERTY. Grantor shall comply with and perform in a complete and timely manner all of its obligations as landlord under all leases affecting the Mortgaged Property or any part thereof. The assignment contained in Section (E) of the Granting Clauses shall not be deemed to impose upon Collateral Agent any of the obligations or duties of the landlord or Grantor provided in any lease.

           1.14 MANAGEMENT OF MORTGAGED PROPERTY. Grantor shall cause the Mortgaged Property to be managed at all times in accordance with sound business practice.

           1.15 EXECUTION OF LEASES. Except as may be otherwise provided in the Loan Agreement, Grantor shall not permit any leases to be made of the Mortgaged Property or existing leases to be modified, terminated, extended or renewed without the prior written consent of Collateral Agent.

           1.16 EXPENSES; INDEMNITY. Without limitation of any obligation of Grantor set forth in the Loan Agreement, Grantor shall pay when due and payable, and otherwise on demand made by Collateral Agent, all loan fees, appraisal fees, recording fees, taxes, brokerage fees and commissions, abstract fees, title insurance fees, escrow fees, reasonable attorneys' fees, court costs, documentary and expert evidence, fees of inspecting architects and engineers, and all other costs and expenses of every character which have been incurred or which may hereafter be incurred by Collateral Agent in connection with the Loans, including the preparation, execution, delivery and performance of this Deed of Trust. If Grantor fails to pay said costs and expenses as above provided, Collateral Agent may elect, but shall not be obligated, to pay the costs and expenses described in this Section 1.16, and if Collateral Agent does so elect, then Grantor will, upon demand by Collateral Agent, reimburse Collateral Agent for all such expenses which have been or shall be paid or incurred by it. The amounts paid by Collateral Agent shall bear interest at the Default Rate and such amounts, together with interest, shall be added to Borrower's Liabilities, shall be immediately due and payable and shall be secured by the lien of this Deed of Trust and the other Loan Instruments. In the event of foreclosure hereof, Collateral Agent shall be entitled to add to the indebtedness found to be due by the court a reasonable estimate of such expenses to be incurred after entry of the decree of foreclosure. To the extent permitted by law, Grantor agrees to hold harmless Trustee, Collateral Agent and Lenders against and from, and reimburse them for, all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses, including without limitation reasonable attorneys' fees, which may be imposed upon, asserted against, or incurred or paid by it by reason of or in connection with any bodily injury or death or property damage occurring in or upon or in the vicinity of the

Mortgaged Property through any cause whatsoever, or asserted against it on account of any act performed or omitted to be performed hereunder, or on account of any transaction arising out of or in any way connected with the Mortgaged Property, this Deed of Trust, the other Loan Instruments, any of the indebtedness evidenced by the Notes or the Loan Agreement or any of Borrower's Liabilities, except to the extent that such claims, demands, liabilities, losses, damages, judgments, penalties, costs or expenses were caused by the willful misconduct or gross negligence of Collateral Agent or Lenders.

     1.17 COLLATERAL AGENT'S PERFORMANCE OF GRANTOR'S OBLIGATIONS. If Grantor fails to pay any tax, assessment, encumbrance or other imposition, or to furnish insurance hereunder, or to perform any other covenant, condition or term in this Deed of Trust, the Notes, the Loan Agreement or any other Loan Instrument, Collateral Agent may, but shall not be obligated to, pay, obtain or perform the same. All payments made, whether such payments are regular or accelerated payments, and costs and expenses incurred or paid by Collateral Agent in connection therewith shall be due and payable immediately. The amounts so incurred or paid by Collateral Agent shall bear interest at the Default Rate and such amounts, together with interest, shall be added to Borrower's Liabilities and secured by the lien of this Deed of Trust and the other Loan Instruments.

     1.18 PAYMENT OF SUPERIOR LIENS. To the extent that Collateral Agent, after the date hereof, pays any sum due under any provision of law or instrument or document creating any lien superior or equal in priority in whole or in part to the lien of this Deed of Trust, such sum advanced by Collateral Agent shall be immediately due and payable, with interest at the Default Rate and shall be deemed to be a part of Borrower's Liabilities, and Collateral Agent shall have and be entitled to a lien on the premises equal in parity with that discharged, and Collateral Agent shall be subrogated to and receive and enjoy all rights and liens possessed, held or enjoyed by, the holder of such lien, which shall remain in existence and benefit Collateral Agent to secure the Notes, the Loan Agreement and all obligations and liabilities secured hereby.

     1.19 ENVIRONMENTAL CONDITIONS.

           (a) Grantor covenants, warrants and represents that there are no, nor will there, for so long as any of Borrower's Liabilities remain outstanding, be, any Hazardous Materials (as hereinafter defined) generated, released, stored, buried or deposited over, beneath, in or upon the Mortgaged Property except as such Hazardous Materials may be required to be used, stored or transported in connection with the permitted uses of the Mortgaged Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor. For purposes of this Deed of Trust, "HAZARDOUS MATERIALS" shall mean and include any pollutants, flammables, explosives, petroleum (including crude oil) or any fraction thereof, radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of toxic or hazardous substances, wastes, or materials under any federal, state or local laws, ordinances, regulations or guidances which regulate, govern, prohibit or pertain to the generation, manufacture, use, transportation, disposal, release, storage, treatment of, or response or exposure to, toxic or hazardous substances, wastes or materials. Such laws, ordinances and regulations are hereinafter collectively referred to as the "HAZARDOUS MATERIALS LAWS."

           (b) Grantor shall, and Grantor shall cause all employees, agents, contractors and subcontractors of Grantor and any other persons from time to time present on or occupying the Mortgaged Property to, keep and maintain the Mortgaged Property in material compliance with, and not cause or knowingly permit the Mortgaged Property to be in material violation of, any applicable Hazardous Materials Laws. Neither Grantor nor any employees, agents, contractors or subcontractors of Grantor or any other persons occupying or present on the Mortgaged Property shall use, generate, manufacture, store or dispose of on, under or about the Mortgaged Property or transport to or from the Mortgaged Property any Hazardous Materials, except as such Hazardous Materials may be required to be used, stored or transported in connection with the permitted uses of the Mortgaged Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor.

           (c) Grantor shall immediately advise Collateral Agent in writing of: (i) any notices received by Grantor (whether such notices are from the Environmental Protection Agency, or any other federal, state or local governmental agency or regional office thereof) of the violation or potential violation occurring on or about the Mortgaged Property of any applicable Hazardous Materials Laws; (ii) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Hazardous Materials Laws; (iii) all claims made or threatened by any third party against Grantor or the Mortgaged Property relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (i), (ii) and (iii) above are hereinafter referred to as "HAZARDOUS MATERIALS CLAIMS"); and (iv) Grantor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Property that could cause the Mortgaged Property or any part thereof to be subject to any Hazardous Materials Claims. Collateral Agent shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and Grantor shall pay to Collateral Agent, upon demand, all reasonable attorneys' and consultants' fees incurred by Collateral Agent in connection therewith.

           (d) Grantor shall be solely responsible for, and shall indemnify and hold harmless Trustee, Collateral Agent and Lenders, and the directors, officers, employees, agents, successors and assigns of each of them, from and against, any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal or presence (whether prior to or during the term of the Loans or otherwise and regardless of by whom caused, whether by Grantor or any predecessor in title or any owner of land adjacent to the Mortgaged Property or any other third party, or any employee, agent, contractor or subcontractor of Grantor or any predecessor in title or any such adjacent land owner or any third person) of Hazardous Materials on, under or about the Mortgaged Property; including, without limitation: (i) claims of third parties (including governmental agencies) for damages, penalties, losses, costs, fees, expenses, damages, injunctive or other relief; (ii) response costs, clean-up costs, costs and expenses of removal and restoration, including reasonable fees of attorneys and experts, and costs of determining the existence of Hazardous Materials and reporting same to any governmental agency; and (iii) any and all expenses or obligations, including reasonable attorneys' fees, incurred at, before and after any trial or appeal therefrom whether or not taxable as costs, including, without limitation, reasonable attorneys' fees, witness fees, deposition costs, copying and telephone charges and other expenses. Notwithstanding anything to the contrary in this Agreement, Grantor shall have no liability under this subsection (d) for any Hazardous Materials which are first generated, released, stored, buried, incorporated or deposited over, beneath, in, on, under, about or from the Mortgaged Property after the date that Grantor no longer holds title to the Mortgaged Property as a result of a foreclosure or deed in lieu of foreclosure; provided that, neither Grantor, nor any employees, agents, contractors, or subcontractors of Grantor, nor any persons occupying or present on the Land or the Improvements during the period of Grantor's ownership, shall have contributed to the presence of such Hazardous Materials.

           (e) Any loss, damage, cost, expense or liability incurred by Trustee, Collateral Agent or Lenders as a result of a breach or misrepresentation by Grantor or for which Grantor is responsible or for which Grantor has indemnified Trustee, Collateral Agent and Lenders shall be paid to Trustee, Collateral Agent or Lenders, as the case may be, on demand, and, failing prompt reimbursement, such amounts shall, together with interest thereon at the Default Rate from the date incurred until paid by Grantor, be added to Borrower's Liabilities, be immediately due and payable and be secured by the lien of this Deed of Trust and the other Loan Instruments.

           (f) So long as any of Borrower's Liabilities remain outstanding, Collateral Agent may, in its sole discretion, require Grantor, at its sole cost and expense, from time to time to perform or cause to be performed, such studies or assessments of the Mortgaged Property, as Collateral Agent may reasonably deem necessary or appropriate or desirable, to determine the status of environmental conditions on and about the Mortgaged Property, which such studies and assessments shall be for the benefit of, and be prepared in accordance with the specifications established by, Collateral Agent.

           (g) Grantor hereby grants to Collateral Agent, its agents, employees and contractors, access to the Mortgaged Property, from time to time upon prior written notice, for the purpose of either
      (i) taking such action as Collateral Agent shall reasonably determine to be appropriate to respond to a release, threatened release, or the presence of Hazardous Materials, or any related condition, on or about the Mortgaged Property; or (ii) conducting such studies or assessments of the Mortgaged Property, as Collateral Agent may deem reasonably necessary or appropriate or desirable.

                                  ARTICLE TWO
                                    DEFAULTS

           2.1 EVENT OF DEFAULT. The term "EVENT OF DEFAULT," wherever used in this Deed of Trust, shall mean any one or more of the following events:

           (a) The failure by Grantor (i) to pay or deposit within five
        (5) days following the due date thereof any sums to be paid or deposited by Grantor hereunder or (ii) to keep, perform or observe any covenant, conditions or agreement contained in Sections 1.04.1, 1.06.1, 1.06.2, 1.09 or 1.19 hereof, or (iii) to keep, perform or observe any other covenant, condition or agreement on the part of Grantor in this
        Deed of Trust for a period of fifteen   (15) days or more.

           (b) The occurrence of an "Event of Default" under and as defined in the Loan Agreement.

           (c) The occurrence of any event, whether under this Deed of Trust, the Loan Agreement or any other Loan Instrument, which allows Collateral Agent to accelerate the maturity of Borrower's Liabilities or pursuant to which the maturity of Borrower's Liabilities are accelerated.

           (d) The occurrence of any default not cured within the applicable cure period, if any, under any of the Loan Instruments.

                                 ARTICLE THREE
                                    REMEDIES

           3.1 FORECLOSURE AND POWER OF SALE. If an Event of Default shall have occurred and shall be continuing then the whole of the indebtedness secured hereby shall, at the option of Collateral Agent, without notice or demand, become immediately due and payable for all purposes, time being of the essence of this Deed of Trust; and on application of Collateral Agent, it shall be lawful for and the duty of Trustee immediately to enforce the lien of this Deed of Trust either (i) by instituting an action to foreclose this Deed of Trust pursuant to the North Carolina General Statutes and other applicable law or (ii) by selling the Mortgaged Property under the power of sale herein vested in Trustee in the manner hereinafter provided.

The Trustee is hereby granted a power of sale, and if Trustee shall sell the Mortgaged Property under the power of sale herein contained, he shall have all power and authority to do so and such sale shall be conducted under and in compliance with Article 2A of Chapter 45 of the General Statutes of North Carolina, in effect as of the date hereof, subject to the following provisions:

           (a) Such sale shall be conducted pursuant to any subsequently enacted amendments or revisions of said chapter (or other chapter governing real estate foreclosure sales under power of sale which establish obligatory requirements for such sales).

           (b) The sale shall be conducted at such place as Trustee shall designate in the notice of sale.

           (c) At any such sale, Trustee may require the successful bidder to deposit with Trustee cash or certified check in the amount of ten percent (10%) of its bid, provided notice of such requirement is contained in any notice or advertisement required by law. The bid may be rejected if the deposit is not immediately made. Said deposit shall be refunded in case a resale is ordered on account of an increased bid. If the purchaser fails to comply with its bid, the deposit shall be applied toward the expenses of the sale, and the residue, if any, as a credit to the indebtedness. In all other cases, the deposit shall be applied against the purchase price.

           (d) In the event that a proceeding under this power of sale is begun but terminated prior to completion thereof, Grantor shall pay all expenses of the proceeding, including a reasonable
      Trustee's fee.

           (e) Trustee may sell the Mortgaged Property at such sale in whole or in part in Trustee's sole discretion and without regard to principles of marshalling.

           Upon such sale, Trustee shall collect the purchase money and convey said property to the purchaser. Collateral Agent may bid and purchase at such sale. It is stipulated and agreed, that if Grantor shall pay the indebtedness and discharge fully the trust herein declared, then this Deed of Trust shall be discharged or released of record or the satisfaction thereof otherwise acknowledged according to the provisions of law. In the event of a sale of the Mortgaged Property, whether through judicial foreclosure or under the power of sale granted hereby, the proceeds of such sale shall be applied in such order and manner as provided in the Loan Agreement. Collateral Agent shall further have the right to protect and enforce its rights under this Deed of Trust, either by suit or suits in equity or at law, in any court or courts of competent jurisdiction, whether for specific performance of any covenant or agreement contained herein, or in aid of the execution of any powers herein granted, or for any foreclosure under this Deed of Trust, or for the enforcement of such other or additional appropriate legal or equitable remedies as Collateral Agent may deem most effective to protect and enforce such rights.

           3.2 RECEIVER. If an Event of a Default shall have occurred, a receiver may be appointed by the court, without regard to the solvency or insolvency of Grantor or the then value of the Mortgaged Property. The receiver shall have the power to collect any rents and income from the Mortgaged Property. The receiver shall have the other powers for the protection, possession, management and operation of the Mortgaged Property which an absolute owner would have, but the net rents, if any, in the hands of the receiver shall be applied to the debt hereby secured or to such expenses of the receivership or foreclosure suit as the court may direct.

           3.3 COLLATERAL AGENT IN POSSESSION.

           (a) If an Event of Default shall have occurred under this Deed of Trust, and if the right to foreclose the Deed of Trust has accrued to Collateral Agent, whether or not the entire debt has then been accelerated and whether or not foreclosure proceedings have been commenced, Collateral Agent may, without notice to or demand upon Grantor, take possession of the Mortgaged Property and while in possession of the Mortgaged Property, Collateral Agent shall have the power to pay repair charges, taxes, insurance fees and all other expenses and add such amounts to the indebtedness secured hereby.

           (b) In the event of a foreclosure, Collateral Agent may remain in possession of the Mortgaged Property until the foreclosure sale and thereafter during the entire period of redemption (if any), if a deficiency exists. Collateral Agent shall incur no liability for, nor shall Grantor assert any claim or setoff as a result of, any action taken while Collateral Agent is in possession of the Mortgaged Property, except only for Collateral Agent's own willful misconduct. In the event no foreclosure proceedings are commenced, Collateral Agent may remain in possession as long as there exists an Event of Default.

           3.4 NATURE OF REMEDIES. No delay or omission on the part of Collateral Agent in the exercise of any remedy for an Event of Default shall operate as a waiver thereof. The remedies available to Collateral Agent under this Deed of Trust shall be exercisable in any combination whatsoever and shall be in addition to, and exercisable in any combination with, any and all remedies available by operation of law and under any of the Loan Instruments.

           3.5 WAIVER OF REDEMPTION. To the extent permitted by law and as an additional inducement to Lenders to advance funds secured hereby, Grantor hereby expressly waives and renounces the benefit of (i) all present and future laws providing for any appraisement before sale of the Mortgaged Property, commonly known as "appraisement laws," and all present and future laws extending in any manner the time for enforcement of collection of the indebtedness secured hereby, commonly known as "stay laws" and "redemption laws"; (ii) notice of any intent by Lenders to accelerate the maturity of the indebtedness secured hereby; (iii) notice of the acceleration of the maturity of the indebtedness secured hereby; and (iv) notice of the commencement by Collateral Agent or Lenders of an action to foreclose this Deed of Trust.

     3.6 REMEDIES CUMULATIVE. No right, power or remedy conferred upon or reserved to Collateral Agent by this Deed of Trust or any other Loan Instrument or any instrument evidencing or securing Grantor's Liabilities is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under any other Loan Instrument or any instrument evidencing or securing Grantor's Liabilities, or now or hereafter existing at law, in equity or by statute.

                                  ARTICLE FOUR
                            MISCELLANEOUS PROVISIONS

     4.1 HEIRS, SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES. Whenever Grantor Collateral Agent or Lenders are named or referred to herein, heirs and successors and assigns of such person or entity shall be included, and all covenants and agreements contained in this Deed of Trust shall bind the successors and assigns of Grantor, including any subsequent owner of all or any part of the Mortgaged Property, and inure to the benefit of the successors and assigns of Collateral Agent and Lenders. This Section 4.01 shall not be construed to permit an assignment, transfer, conveyance, encumbrance or other disposition otherwise prohibited by this Deed of Trust.

     4.2 NOTICES. All written notices and other written communications with respect to this Deed of Trust shall be sent by ordinary, certified or overnight mail, by telecopy or delivered in person to the following addresses in the manner provided in the Loan Agreement:

     If to Collateral Agent:  LaSalle National Bank
                              135 South LaSalle Street
                              Chicago, Illinois 60674
                              Attention:  Asset Based Lending Division

     If to Grantor:           Empire Industries, Inc.
                              5150 Linton Boulevard
                              Delray Beach, Florida  33484
                              Attention:  Marvin Smollar

     If to Trustee:           T. Edmund Rast
                              Moore and Van Allen, PLLC
                              100 North Tryon Street
                              Floor 47
                              Charlotte, North Carolina  28202

     4.3 HEADINGS. The headings of the articles, sections, paragraphs and subdivisions of this Deed of Trust are for convenience only, are not to be considered a part hereof, and shall not limit, expand or otherwise affect any of the terms hereof.

     4.4 INVALID PROVISIONS. In the event that any of the covenants, agreements, terms or provisions contained in the Notes, this Deed of Trust, the Loan Agreement or in any other Loan Instrument shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein or in the Loan Agreement or in any other Loan Instrument (or the application of the covenant, agreement, term held to be invalid, illegal or unenforceable, to persons or circumstances other than those in respect of which it is invalid, illegal or unenforceable) shall be in no way affected, prejudiced or disturbed thereby.

     4.5 CHANGES. Neither this Deed of Trust nor any term hereof may be released, changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the release, change, waiver, discharge or termination is sought.

     4.6 GOVERNING LAW. This Deed of Trust shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Illinois; except that the laws of the State of North Carolina shall apply to all matters affecting or relating to the creation, perfection and priority of the liens and security interests under this Deed of Trust, to the foreclosure and other provisions of this Deed of Trust relating to the enforcement of the rights and remedies of Collateral Agent.

     4.7 REQUIRED NOTICES. Grantor shall notify Collateral Agent promptly of the occurrence of any of the following: (i) receipt of notice from any governmental authority relating to the violation of any rule, regulation, law or ordinance, the enforcement of which would materially and adversely affect the Mortgaged Property; (ii) material default by any tenant in the performance of its obligations under any Lease of all or any portion of the Mortgaged Property or receipt of any notice from any such tenant claiming that a default by landlord in the performance of its obligations under any such Lease has occurred; or (iii) commencement of any judicial or administrative proceedings by or against which, in Collateral Agent's judgment, materially and adversely affects Grantor or the Mortgaged Property.

     4.8 FUTURE ADVANCES. This Deed of Trust secures all present and future loan disbursements made by Lenders to Grantor. The amount of the present disbursement secured hereby is __________________, and the maximum amount, including present and future disbursements, which may be secured hereby at any one time is $85,000,000. Future disbursements are subject to and as provided in the Loan Agreement, and the time period within which such future disbursements are to be made is the period between the date hereof and the fifteenth (15th) anniversary hereof. The lien of this Deed of Trust will remain in effect until the last dollar of Borrower's Liabilities are paid and all of Lenders' obligations under the Loan Agreement have been terminated.

     4.9 RELEASE. Upon full payment of Borrower's Liabilities and the termination of all Lenders' obligations under the Loan Agreement or as otherwise provided in the Loan Agreement, Collateral Agent shall issue to Grantor an appropriate release deed in recordable form.

     4.10 ATTORNEYS' FEES. Whenever reference is made herein to the payment or reimbursement of attorneys' fees, such fees shall be deemed to include reasonable compensation to staff counsel, if any, of Collateral Agent in addition to the fees of any other attorneys engaged by Collateral Agent.

     4.11 COMPLIANCE WITH NORTH CAROLINA FORECLOSURE LAW. In the event that any provision in this Deed of Trust shall be inconsistent with any provision of N.C. Gen. Stat. Section 45-21.16 et. seq., as amended from time to time (the "ACT"), the provisions of the Act shall take precedence over the provisions of this Deed of Trust, but shall not invalidate or render unenforceable any other provision of this Deed of Trust that can be construed in a manner consistent with the Act. If any provision of this Deed of Trust shall grant to Collateral Agent any rights or remedies upon default of Grantor which are more limited than the rights that would otherwise be vested in Collateral Agent under the Act in the absence of said provision, Collateral Agent shall be vested with the rights granted in the Act to the full extent permitted by law.

     4.12 CONFLICTS, INCONSISTENCIES. In the event that any term, provision or condition contained in this Deed of Trust conflicts or is inconsistent with any term, provision or condition contained in the Loan Agreement, the Notes or any other Loan Instrument, as the case may be, the term, provision or condition contained in the Loan Agreement, the Notes or any other Loan Instrument, as the case may be, shall govern and control.

     4.13 LIMITATION OF INTEREST. Should a court of competent jurisdiction determine that the laws of any state other than the laws of the State of Illinois apply to the interest rate or rates charged upon the indebtedness secured hereby, the enforcement of this Deed of Trust is subject to the express condition that at no time shall Grantor be obligated or required to pay interest hereunder at a rate which could subject Collateral Agent to either civil or criminal liability as a result of being in excess of the maximum interest rate which Grantor is at any time required or obligated by the terms of this Deed of Trust or any of the other Loan Instruments to pay interest hereunder or thereunder at a rate in excess of such maximum rate, the rate of interest chargeable shall be deemed to be immediately reduced to such maximum rate, and all prior payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance hereof.

     IN WITNESS WHEREOF, Grantor has caused this instrument to be executed by its duly authorized officers as of the day and year first above written.

                           EMPIRE INDUSTRIES, INC.,
ATTEST:                    a North Carolina corporation



By _____________________   By _______________________

Its (Assistant) Secretary  Its (Vice) President

[AFFIX CORPORATE SEAL]

                          THIS INSTRUMENT PREPARED BY,
                         AND AFTER RECORDING RETURN TO:

                             Carole K. Towne, Esq.
                          Goldberg, Kohn, Bell, Black,
                           Rosenbloom & Moritz, Ltd.
                             55 East Monroe Street
                                   Suite 3700
                            Chicago, Illinois  60603

                                 ACKNOWLEDGMENT


North Carolina
Edgecombe County


This ____ day of May, 1996, personally came before me, ________________________, Notary Public for said County and State, Marvin Smollar, who, being by me duly sworn, says that he is the ____________ President of Empire Industries, Inc., a North Carolina corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said company, and that said writing was signed and sealed by him on behalf of said corporation by its authority duly given, and the said Marvin Smollar acknowledged the said writing to be the act and deed of said corporation.

Witness my hand and official seal, this the ___ day of May, 1996.

[Official Seal]                           ____________________________
                                             Notary Public


My Commission Expires:  ______________________, 19__.

                                   EXHIBIT A

                               LEGAL DESCRIPTION

                                   EXHIBIT B

                             PERMITTED ENCUMBRANCES

                            SUBORDINATION AGREEMENT

     WHEREAS, Empire Industries, Inc. ("Borrower"), is indebted to the Undersigned, as evidenced by a Subordinated Promissory Note in the principal amount of $21,095,000 dated May __, 1996 (the "Junior Debt Instruments"), and will or may from time to time hereafter be otherwise indebted to the Undersigned in various sums:

     WHEREAS, the Undersigned is desirous of having LaSalle National Bank, as a Lender (in its individual capacity as a Lender, "LaSalle") and as collateral agent ("Collateral Agent") for itself, BT Commercial Corporation ("BTCC") and the other lenders who are or may become party to the Loan Agreement (as hereinafter defined) (collectively, the Lenders"), BTCC, as a Lender and as administrative agent ("Administrative Agent") for the Lenders and any other Lenders, extend and/or continue the extension of credit to Borrower from time to time as Collateral Agent in its sole discretion may determine, and Lenders have refused to consider the extension and/or continued extension of such credit until the "Junior Debt" (as defined below) is subordinated to the "Senior Debt" (as defined below) in the manner hereinafter set forth; and

     WHEREAS, the extension and/or continued extension of credit, as aforesaid, by Lenders is necessary or desirable to the conduct and operation of the business of Borrower, and will inure to the financial benefit of the Undersigned.

     NOW, THEREFORE, in consideration of the extension and/or continued extension of credit by Lenders to Borrower, as Collateral Agent may, in its sole discretion, determine, and for other good and valuable consideration to the Undersigned, the receipt and sufficiency of which is hereby acknowledged, the Undersigned hereby:

           (A) subordinates the indebtedness evidenced by the Junior Debt Instruments, as well as any and all other indebtedness now or at any time or times hereafter owing by Borrower, or any successor or assign of Borrower, including without limitation, a receiver, trustee or debtor-in-possession (the term "Borrower" as used hereinafter shall include any such successor or assign) to the Undersigned, whether such indebtedness is absolute or contingent, direct or indirect and howsoever evidenced, including without limitation all interest thereon, (collectively, the "Junior Debt") to any and all indebtedness now or at any time or times hereafter owing by Borrower to Collateral Agent, Administrative Agent or any Lender (whether absolute or contingent, direct or indirect and howsoever evidenced, including without limitation all interest thereon) and all other demands, claims, liabilities or causes of action for which Borrower may now or at any time or times hereafter in any way be liable to Collateral Agent, Administrative Agent or any Lender, whether under any agreement, instrument or document executed and delivered or made by Borrower to Collateral Agent, Administrative Agent or any Lender or otherwise, including without limitation, that certain Loan and Security

      Agreement of even date herewith among Collateral Agent, Administrative Agent, Lenders and Borrower ("Loan Agreement") (collectively, the "Senior Debt"), except for the Permitted
      Payments (as defined in Rider A attached hereto);

           (B) agrees not to ask for or receive from Borrower or any other person or entity any security for the Junior Debt not specifically granted by the Junior Debt Instruments; agrees to subordinate all security interests, liens, encumbrances and claims, whether now existing or hereafter arising, which in any way secure the payment of the Junior Debt (the "Undersigned's Collateral") to all security interests, liens, encumbrances and claims, whether now existing or hereafter arising, which in any way secure the payment of the Senior Debt (the "Collateral Agent's Collateral"); agrees that it will not take any action to enforce any of its liens on the Undersigned's Collateral; and agrees that it shall have no right to possession of any assets included in the Undersigned's Collateral or the Collateral Agent's Collateral, whether by judicial action or otherwise, unless and until Collateral Agent has, in writing, notified the Undersigned that all the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged;

           (C) agrees to instruct Borrower not to pay, and agrees not to accept payment of, or assert, demand, sue for or seek to enforce against Borrower or any other person or entity, by setoff or otherwise, all or any portion of the Junior Debt, unless and until Collateral Agent has, in writing, notified the Undersigned that the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged;

           (D) subrogates Collateral Agent, for the benefit of itself and Lenders, to the Junior Debt and the Undersigned's Collateral; irrevocably authorizes Collateral Agent (i) to collect, receive, enforce and accept any and all sums or distributions of any kind that may become due, payable or distributable on or in respect of the Junior Debt or the Undersigned's Collateral, whether paid directly by Borrower or paid or distributed in any liquidation, bankruptcy, arrangement, receivership, assignment, reorganization or dissolution proceedings or otherwise, and (ii) in Collateral Agent's sole discretion, to make and present claims therefor in, and take such other actions as Collateral Agent deems necessary or advisable in connection with, any such proceedings, either in Collateral Agent's name or in the name of the Undersigned; and agrees that upon the written request of Collateral Agent, it will promptly assign, endorse and deliver to and deposit with Collateral Agent all agreements, instruments and documents evidencing the Junior Debt, including without limitation the Junior Debt Instruments; unless and until Collateral Agent has, in writing, notified the Undersigned that all the Senior

      Debt has been paid in full and all obligations arising in connection therewith have been discharged;

           (E) agrees to receive and hold in trust for and promptly turn over to Collateral Agent, in the form received (except for the endorsement or assignment by the Undersigned where necessary), any sums at an time paid to, or received by, the Undersigned in violation of the terms of this Agreement and to reimburse Collateral Agent for all costs, including reasonable attorney's fees, incurred by Collateral Agent in the course of collecting said sums should the Undersigned fail to voluntarily turn the same over to Collateral Agent as herein required. If the Undersigned fails to endorse or assign to Collateral Agent any items of payment received by the Undersigned on account of the Junior Debt, the Undersigned hereby irrevocably makes, constitutes and appoints Collateral Agent (and all persons designated by Collateral Agent for that purpose) as the Undersigned's true and lawful attorney and agent-in-fact, to make such endorsement or assignment in the Undersigned's name, unless and until Collateral Agent has, in writing, notified the Undersigned that all the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged; and

           (F) agrees that it shall not modify or amend any agreement, instrument or document evidencing or securing the Junior Debt, including without limitation the Junior Debt Instruments, without the prior written consent of Collateral Agent, unless and until Collateral Agent has, in writing, notified the Undersigned that all the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged.

     The Undersigned represents and warrants to Collateral Agent and Lenders that the Undersigned has not assigned or otherwise transferred the Junior Debt or the Undersigned's Collateral, or any interest therein to any person or entity, that the Undersigned will make no such assignment or other transfer thereof, and that all agreements, instruments and documents evidencing the Junior Debt and the Undersigned's Collateral will be endorsed with proper notice of this Agreement. The Undersigned will promptly deliver to Collateral Agent a certified copy of the Junior Debt Instruments, as well as certified copies of all other agreements, instruments and documents hereafter evidencing any Junior Debt, in each case showing such endorsement. The Undersigned represents and warrants to Collateral Agent and Lenders that the outstanding amount of Junior Debt evidenced by the Junior Debt Instruments as of the date of this Agreement is $21,095,000.

     The Undersigned expressly waives all notice of the acceptance by Collateral Agent or any Lender of the subordination and other provisions of this Agreement and all notices not specifically required pursuant to the terms of this Agreement, and the Undersigned expressly waives reliance by Collateral Agent or any Lender upon the subordination and other provisions of this Agreement as herein provided. The Undersigned consents and agrees that all

Senior Debt shall be deemed to have been made, incurred and/or continued at the request of the Undersigned and in reliance upon this Agreement. The Undersigned agrees that neither Collateral Agent nor any Lender has made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the documents, instruments and agreements evidencing the Senior Debt, that Collateral Agent shall be entitled to manage and supervise its financial arrangements with Borrower in accordance with its usual practices, without impairing or affecting this Agreement, and that neither Collateral Agent nor any Lender shall have any liability to the Undersigned, and the Undersigned hereby waives any claim which it may now or hereafter have against Collateral Agent or any Lender arising out of (i) any and all actions which Collateral Agent takes or omits to take (including without limitation actions with respect to the creation, perfection or continuation of liens or security interests in any existing or future Collateral Agent's Collateral, actions with respect to the occurrence of an event of default under any documents, instruments or agreements evidencing the Senior Debt, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of Collateral Agent's Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or other person or entity) with respect to the documents, instruments and agreements evidencing the Senior Debt or to the collection of the Senior Debt or the valuation, use, protection or release of Collateral Agent's Collateral (ii) Collateral Agent's election in any proceeding instituted under Chapter 11 of Title 11 of United States Code (11 U.S.C. Section 101 et. seq.) (the "Bankruptcy Code"), of the application of Section 1111(b) (2) of the Bankruptcy Code, and/or (iii) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by Borrower, as debtor in possession. Without limiting the generality of the foregoing, the Undersigned waives the right to assert the doctrine of marshalling with respect to any of the Collateral Agent's Collateral, and consents and agrees that Collateral Agent may proceed against any or all of the Collateral Agent's Collateral in such order as Collateral Agent shall determine in its sole discretion.

     The Undersigned agrees that Collateral Agent, Administrative Agent and Lenders, at any time and from time to time hereafter, may enter into such agreements with Borrower as they may deem proper extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Debt or affecting any of Collateral Agent's Collateral, and may sell or surrender or otherwise deal with any of Collateral Agent's Collateral, and may release any balance of funds of Borrower with Collateral Agent or any Lender, without notice to the Undersigned and without in any way impairing or affecting this Agreement.

     This Agreement shall be irrevocable and shall constitute a continuing agreement of subordination and shall be binding on the Undersigned and its heirs, personal representatives, successors and assigns, and shall inure to the benefit of Collateral Agent and Lenders, their successors and assigns until Collateral Agent has, in writing, notified the Undersigned that all of the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged. Collateral Agent and Lenders may continue, without notice to the Undersigned, to lend monies, extend credit and make other accommodations to or for the account of Borrower on the faith hereof. The Undersigned hereby agrees that all payments received by Collateral Agent or any Lender may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, without impairing or affecting this Agreement.

     The Undersigned hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, any and all endorsers and any and all guarantors of the Senior Debt and the Junior Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and the Junior Debt that diligent inquiry would reveal, and the Undersigned hereby agrees that neither Collateral Agent nor any Lender shall have any duty to advise the Undersigned of information known to Collateral Agent or such Lender regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Collateral Agent or any Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any information of the type described herein to the Undersigned, neither Collateral Agent nor such Lender shall be under any obligation to subsequently update any such information or to provide any such information to the Undersigned on any subsequent occasion.

     No Waiver shall deemed to be made by Collateral Agent of any of its rights hereunder unless the same shall be in writing signed on behalf of Collateral Agent and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of Collateral Agent or Lenders or the obligations of the Undersigned to Collateral Agent or Lenders in any other respect at any other time.

     THIS AGREEMENT SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     To induce Collateral Agent to accept this Agreement, for the benefit of itself and Lenders, the Undersigned irrevocably agrees that, subject to Collateral Agent's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. THE UNDERSIGNED HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. The Undersigned hereby irrevocably appoints and designates Schwartz & Freeman, whose address is 401 North Michigan Avenue, Suite 1900, Chicago, Illinois 60611, Attention: Kenneth G. Kolmin, (or any other person having and maintaining a place of business in such state whom the Undersigned may from time to time hereafter designate upon ten (10) days written notice to Collateral Agent and who Collateral Agent has agreed in its sole discretion in writing is satisfactory and who has executed an agreement in form and substance satisfactory to Collateral Agent agreeing to act as such attorney and agent), as the Undersigned's true and lawful attorney and duly authorized agent for acceptance of service of legal process. The Undersigned agrees that service of such process upon such person shall constitute personal service of such process upon the Undersigned. THE UNDERSIGNED HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST THE UNDERSIGNED BY COLLATERAL AGENT OR LENDERS IN ACCORDANCE WITH THIS PARAGRAPH.

     THE UNDERSIGNED HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT.

     Attached to this Agreement is Rider A - Special Provisions, which Rider is by this reference incorporated into and made a part of this Agreement.

     IN WITNESS WHEREOF this Agreement has been executed as of this ____ day of May, 1996.

                                                EMPIRE OF CAROLINA, INC.
                                                By____________________________
                                                  Title_______________________

                                                Address:

                                                5150 Linton Boulevard
                                                Delray Beach, Florida  33484

                               BORROWER'S CONSENT


     Borrower hereby consents to the foregoing Agreement (and the terms thereof) and agrees to abide thereby and to keep, oversee and perform the several matters and things therein intended to be kept, observed and performed by it, and specifically agrees not to make any payments contrary to the terms of said Agreement.

     A breach of any of the terms and conditions of this consent shall constitute an "Event of Default" under the Loan and Security Agreement dated May __, 1996 among Borrower, Collateral Agent, Administrative Agent and Lenders.



                                        BORROWER:
                                        EMPIRE INDUSTRIES, INC.

                                        By_________________________________
                                          Title____________________________

                          ACKNOWLEDGMENT OF SIGNATURES



STATE OF                 )
                         )  SS
COUNTY OF                )


     I, __________________________, a Notary Public in and for state and county aforesaid, DO HEREBY CERTIFY THAT before me this day personally appeared ______________________________, known to me to be the same person whose name is subscribed to the foregoing Agreement, and acknowledged to me that _he executed and delivered the foregoing Agreement as _______ free and voluntary act, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ______ day of May, 1996.


                                    ________________________________________
                                    Notary Public

                                    My Commission Expires:

                                    ________________________________________

                          ACKNOWLEDGMENT OF SIGNATURES



STATE OF                )
                        )  SS
COUNTY OF               )


     I, __________________________, a Notary Public in and for state and county aforesaid, DO HEREBY CERTIFY THAT before me this day personally appeared ______________________________, known to me to be the same person whose name is subscribed to the foregoing consent, and acknowledged to me that _he executed and delivered the foregoing consent as _______ free and voluntary act, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ______ day of May, 1996.


                                    ________________________________________
                                    Notary Public

                                    My Commission Expires:

                                    ________________________________________

                          RIDER A - SPECIAL PROVISIONS

     This Rider A - Special Provisions is attached to and made a part of that certain Subordination Agreement (the "Agreement") of even date herewith executed by Empire of Carolina, Inc. (the "Undersigned") and consented to by Empire Industries, Inc. ("Borrower").

     1. Permitted Payments. Notwithstanding anything contained in the Agreement to the contrary, provided no Event of Default (as defined in that certain Loan and Security Agreement dated of even date herewith among Collateral Agent, Administrative Agent, Lenders and Borrower) exists at the time of, or would be created by, the making of any such payment, Borrower shall be permitted to make and the Undersigned shall be permitted to receive (i) payments of principal with respect to indebtedness for borrowed money owing by Borrower to the Undersigned, other than indebtedness evidenced by the Junior Debt Instruments, to the extent that Collateral Agent has, at the request of Borrower, instituted a reserve in the amount of said indebtedness against Borrower's availability to request loans under the Loan Agreement commencing on the date Borrower receives the proceeds of such borrowed money from the undersigned, said reserve to be established by Collateral Agent upon request by Borrower and reduced in amount by any repayments of principal actually made by Borrower and permitted hereunder, and (ii) payment of the management fees described on Schedule 11(l) of the Loan Agreement

     Payments permitted by this Rider A and made at the times specified herein are hereinafter referred to as "Permitted Payments." The Undersigned acknowledges and agrees that no other payments to the Undersigned, including, without limitation, any other payments, whether constituting prepayments or otherwise, of the Junior Debt Instruments, shall be Permitted Payments.

                                EMPIRE OF CAROLINA, INC.



                                By_______________________________
                                Title____________________________



Accepted and Agreed to this
____ day of May, 1996.


LASALLE NATIONAL BANK,
as Collateral Agent
By____________________________
Title_________________________

                                   EXHIBIT C

                           ASSIGNMENT AND ACCEPTANCE

     This Assignment and Acceptance (the "Assignment and Acceptance") is executed as of _____________, 199__ between _________________________________________ ("Assignor") and
_________________________________ ("Assignee").

                              W I T N E S S E T H

     WHEREAS, Assignor is party to a Loan and Security Agreement dated as of May ___, 1996 (the "Loan Agreement") among Empire Industries, Inc., LaSalle National Bank, for itself and as collateral agent ("Collateral Agent") for all "Lenders" (as defined in the Loan Agreement), BT Commercial Corporation, for itself and as administrative agent ("Administrative Agent") for all Lenders and all such Lenders;

     WHEREAS, Assignor has agreed to assign a portion of its loans and other financial accommodations to Borrower pursuant to the Loan Agreement to Assignee;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

     1. Defined Terms

     Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     2. Assignment and Assumption

     Assignor hereby assigns to Assignee, without recourse, representation or warranty (other than as expressly provided herein), and Assignee hereby assumes, all of Assignor's right, title and interest arising under the Loan Agreement and the Other Agreements with respect to a portion of the outstanding Loans to Borrower equal to Assignee's Pro Rata Share (as set forth under Assignee's signature hereto) of the outstanding Loans to Borrower; provided, that Assignee's obligations to Assignor, Borrower, Collateral Agent, Administrative Agent and any Lender are strictly limited to those obligations under the Loan Agreement unless otherwise explicitly provided for herein. Upon the Assignment Effective Date (as defined below), Assignee's Maximum Loan Amount shall be as set forth below Assignee's signature hereto. After giving effect to the assignment hereunder, Assignor's remaining Pro Rata Share and Maximum Loan Amounts shall be as set forth below Assignor's signature hereto.

     3. Payments on Assignment Effective Date

     In consideration of the assignment by Assignor to Assignee pursuant to this Assignment and Acceptance, Assignee agrees to pay to Assignor on or prior to the Assignment Effective Date an amount specified by Assignor in writing on or prior to the Assignment

Effective Date which represents Assignee's Pro Rata Share of the Loans to Borrower and outstanding on the Assignment Effective Date.

     4. Effectiveness

     This Assignment and Acceptance shall become effective upon the full execution and delivery of this Assignment and Acceptance (the "Assignment Effective Date").

     5. Representations and Warranties

     (a) Each of Assignor and Assignee represents and warrants to the other party as follows:

           (1) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance;

           (2) the making and performance by it of this Assignment and Acceptance and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its incorporation or any other law or regulation applicable to it;

           (3) this Assignment and Acceptance has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general equity principles; and

           (4) all approvals, authorizations, or other actions by, or filing with, any governmental authority necessary for the validity or enforceability of its obligations under this Assignment and Acceptance have been obtained.

           (b) Assignor represents and warrants to Assignee that Assignee's Pro Rata Share of the Loan Limit and the outstanding Loans being assigned hereunder are not subject to any liens or security interests created by or known to Assignor.

     6. Miscellaneous

     (a) Assignor shall not be responsible to Assignee for the execution (by any party other than Assignor), effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of the Loan Agreement, the Loan Agreement, the Other Agreements or any of the agreements, documents or instruments executed and/or delivered in connection therewith (collectively, the "Loan Documents") or for any representations, warranties, recitals or statements made therein or in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by Assignor to Assignee or by or on behalf of the Borrower or any other person obligated under the Loan Documents (collectively, the "Credit Parties") to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby. Except as otherwise set forth in the Loan Agreement, Assignor shall not be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any default (matured or unmatured) under the Loan Documents.

     (b) Assignee represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the making of the Loans and the assignment by Assignor to Assignee hereunder and has made and shall continue to make its own appraisal of the creditworthiness of the Credit Parties. Assignor shall have no duty or responsibility (except as expressly provided in the Loan Agreement) either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter and shall further have no responsibility with respect to the accuracy of, or the completeness of, any information provided to Assignee, whether by Assignor or by or on behalf of any Credit Party.

     (c) Assignee (x) agrees that it will perform all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender and (y) represents that it is either (i) a corporation organized under the laws of the United States or a state thereof or (ii) entitled to complete exemption from United States withholding tax imposed on or with respect to any payments to be made to it pursuant to the Loan Agreement.

     (d) ANY DISPUTE BETWEEN ASSIGNOR AND ASSIGNEE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS AND NOT THE CONFLICTS OF LAW PROVISIONS OF THE STATE OF ILLINOIS.

     (e) No term or provision of this Assignment and Acceptance may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the parties to this Assignment and Acceptance.

     (f) This Assignment and Acceptance may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

     (g) All payments hereunder or in connection herewith shall be made in Dollars and in immediately available funds, payable to the account of Assignor at its office as designated in the Loan Agreement.

     (h) This Assignment and Acceptance shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither of the parties hereto may assign or transfer any of its rights or obligations under this Assignment and Acceptance without the prior consent of the other party. The preceding sentence shall not limit the right of Assignee to assign all or part of its Pro Rata Share of the Loan Limit and any outstanding Loans assigned under this Assignment and Acceptance in the manner contemplated by the Loan Agreement.

     (i) All representations and warranties made herein and indemnities provided for herein shall survive the consummation of the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Acceptance as the date first above written.

                                (ASSIGNOR)

                                By ______________________________________
                                Title ___________________________________

                                Pro Rata Share:  _________%
                                Maximum Loan Amount:  $________

                                (ASSIGNEE)

                                By _____________________________________
                                Its ____________________________________

                                Pro Rata Share:  _________%
                                Maximum Loan Amount:  $________

Acknowledged and Agreed to this ____ day of __________, 199__.

BT COMMERCIAL CORPORATION, as
Administrative Agent

By ____________________________________
Its ___________________________________

LASALLE NATIONAL BANK, as
Collateral Agent

By ____________________________________
Its ___________________________________

                       CONTINUING UNCONDITIONAL GUARANTY

     WHEREAS, Empire Industries, Inc. ("Borrower") has entered into Loan and Security Agreement dated of even date herewith, (the "Loan Agreement") with LaSalle, as collateral agent ("Collateral Agent") for LaSalle, BT Commercial Corporation (in its individual capacity, "BTCC") and any other lender now or hereafter party to the Loan Agreement (collectively, "Lenders") and BTCC as administrative agent ("Administrative Agent") for the Lenders, pursuant to which Collateral Agent, Administrative Agent and Lenders have agreed to make loans and advances to or extend other financial accommodations to Borrower from time to time;

     WHEREAS, the undersigned is desirous of having Collateral Agent, Administrative Agent and Lenders extend credit to Borrower and Collateral Agent, Administrative Agent and Lenders have required that Guarantor (as hereinafter defined) execute and deliver this Guaranty to Collateral Agent as a condition to the extension and continuation of credit by Collateral Agent, Administrative Agent and Lenders; and

     WHEREAS, the extension of credit, as aforesaid, by Collateral Agent, Administrative Agent and Lenders is necessary and desirable to the conduct and operation of the business of Borrower and will inure to the personal and financial benefit of Guarantor;

     NOW, THEREFORE, for value received and in consideration of any loan, advance, or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to Borrower by Collateral Agent, Administrative Agent and/or any Lender (including, without limitation, the Loans as defined in, and made or to be made by Collateral Agent, Administrative Agent and/or Lenders to Borrower pursuant to the Loan Agreement), the undersigned, and each of them, if there be more than one, (collectively, the "Guarantor") unconditionally guaranties (i) the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the indebtedness, liabilities and obligations of every kind and nature of Borrower to Collateral Agent, Administrative Agent and/or Lenders or any parent, affiliate or subsidiary of Collateral Agent, Administrative Agent and/or Lenders (the terms "Collateral Agent", "Administrative Agent" and "Lenders" as used hereafter shall include such parents, affiliates and subsidiaries), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Collateral Agent, Administrative Agent and/or Lenders, whether through discount, overdraft, purchase, direct loan or as collateral or otherwise, including without limitation all obligations and liabilities of Borrower to Collateral Agent, Administrative Agent and/or Lenders under the Loan Agreement and (ii) the prompt, full and faithful discharge by Borrower of each and every term, condition, agreement, representation and warranty now or hereafter made by Borrower to Collateral Agent, Administrative Agent and Lenders (all such indebtedness, liabilities and obligations being hereinafter referred to as the "Borrower's Liabilities"). Guarantor further agrees to pay all costs and expenses, including, without limitation, all court costs and reasonable attorneys' and paralegals' fees paid or incurred by

Collateral Agent, Administrative Agent and Lenders in endeavoring to collect all or any part of Borrower's Liabilities from, or in prosecuting any action against, Guarantor or any other guarantor of all or any part of Borrower's Liabilities. All amounts payable by Guarantor under this Guaranty shall be payable upon demand by Collateral Agent.

     Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any liens and security interests granted by Guarantor to secure this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Guarantor agrees that if the Guaranty, or any liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the "Bankruptcy Code" (as hereinafter defined) or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

     Guarantor hereby agrees that, except as hereinafter provided, its obligations under this Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of Borrower's Liabilities or any part thereof, or of any promissory note or other document evidencing all or any part of Borrower's Liabilities, (ii) the absence of any attempt to collect Borrower's Liabilities from Borrower or any other guarantor or other action to enforce the same, (iii) the waiver or consent by Collateral Agent, the Requisite Lenders and/or Lenders with respect to any provision of any instrument evidencing Borrower's Liabilities, or any part thereof, or any other agreement heretofore, now or hereafter executed by Borrower and delivered to Collateral Agent and/or Lenders, (iv) failure by Collateral Agent or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for Borrower's Liabilities, (v) the institution of any proceeding under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the "Bankruptcy Code"), or any similar proceeding, by or against Borrower, or Collateral Agent's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code,
(vi) any borrowing or grant of a security interest by Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Collateral Agent's, Administrative Agent's and/or any Lender's claim(s) for repayment of Borrower's Liabilities, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

     Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of Borrower, protest or notice with respect to Borrower's Liabilities and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the obligations and liabilities contained herein. Upon any default by Borrower as provided in any instrument or document evidencing all or any part of Borrower's Liabilities, including without limitation the Loan Agreement, Collateral Agent may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of Borrower's Liabilities, without first proceeding against Borrower, or any other person, firm, or corporation, or against any security or collateral for Borrower's Liabilities.

     Collateral Agent and Lenders are hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to at any time and from time to time (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, Borrower's Liabilities or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by Borrower and delivered to Collateral Agent and/or Lenders; (ii) accept partial payments on Borrower's Liabilities; (iii) take and hold security or collateral for the payment of Borrower's Liabilities guaranteed hereby, or for the payment of this Guaranty, or for the payment of any other guaranties of Borrower's Liabilities or other liabilities of Borrower, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as Collateral Agent in its sole discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate Borrower's Liabilities and any security or collateral therefor in any manner, without affecting or impairing the obligations of Guarantor hereunder. Collateral Agent shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from Borrower or any other source, and such determination shall be binding on Guarantor. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of Borrower's Liabilities as Collateral Agent shall determine in its sole discretion without affecting the validity or enforceability of this Guaranty.

     Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of Borrower's Liabilities and of all other circumstances bearing upon the risk of nonpayment of Borrower's Liabilities or any part thereof that diligent inquiry would reveal and Guarantor hereby agrees that none of Collateral Agent, Administrative Agent or any Lender shall have any duty to advise Guarantor of information known to Collateral Agent, Administrative Agent or such Lender regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Collateral Agent, Administrative Agent or any Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, none of Collateral Agent, Administrative Agent or such Lender shall be under any obligation to update any such information or to provide any such information to Guarantor on any subsequent occasion.

     Guarantor consents and agrees that Collateral Agent shall be under no obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of Borrower's Liabilities. Guarantor further agrees that, to the extent that Borrower makes a payment or payments to Collateral Agent or any Lender, or Collateral Agent or any Lender receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrower, its estate, trustee, receiver or any other party, including, without limitation, Guarantor, under any bankruptcy law, state or federal law, common law or equitable theory, then to the extent of such payment or repayment, Borrower's Liabilities or the part thereof which has been paid, reduced or satisfied by such amount, and Guarantor's obligations hereunder with respect to such portion of Borrower's Liabilities, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

     Guarantor agrees that any and all claims of Guarantor against Borrower, any endorser or any other guarantor of all or any part of Borrower's Liabilities, or against any of Borrower's properties, whether arising by reason of any payment by Guarantor to Collateral Agent or any Lender pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all of Borrower's Liabilities.

     Collateral Agent, Administrative Agent and Lenders may, without notice to anyone, sell or assign Borrower's Liabilities or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of Borrower's Liabilities shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right, but Collateral Agent and Lenders shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of Collateral Agent or such Lender, as to any part of Borrower's Liabilities retained by Collateral Agent or such Lender.

     This Guaranty shall be binding upon Guarantor and upon the successors (including without limitation, any receiver, trustee or debtor in possession of or for Guarantor) of Guarantor and shall inure to the benefit of Collateral Agent and Lenders and their respective successors and assigns. If there is more than one signatory hereto, all references to Guarantor herein shall include each and every Guarantor and each and every obligation of Guarantor hereunder shall be the joint and several obligation of each Guarantor. Each Guarantor that is a corporation or a partnership hereby represents and warrants that it has all necessary corporate or partnership authority, as the case may be, to execute and deliver this Guaranty and to perform its obligations hereunder.

     This Guaranty shall continue in full force and effect, and Collateral Agent and Lenders shall be entitled to make loans and advances and extend financial accommodations to Borrower on the faith hereof until such time as Collateral Agent has, in writing, notified Guarantor that all of Borrower's Liabilities have been paid in full and discharged and the Loan Agreement has been terminated or until Collateral Agent has actually received written notice from any Guarantor of the discontinuance of this Guaranty as to that Guarantor, or written notice of the death, incompetency or dissolution of any Guarantor. In case of any discontinuance by, or death, incompetency or dissolution of, any Guarantor (collectively, a

"Termination Event"), this Guaranty and the obligations of such Guarantor and his or its heirs, legal representatives, successors or assigns, as the case may be, shall remain in full force and effect with respect to all of Borrower's Liabilities incurred prior to the receipt by Collateral Agent of written notice of the Terminating Event. The occurrence of a Terminating Event with respect to one Guarantor shall not affect or impair the obligations of any other Guarantor hereunder.

     Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     THIS GUARANTY SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     Guarantor irrevocably agrees that, subject to Collateral Agent's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS GUARANTY SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. Guarantor hereby irrevocably appoints and designates the Secretary of State of Illinois, whose address is Springfield, Illinois (or any other person having and maintaining a place of business in such state whom Guarantor may from time to time hereafter designate upon ten
(10) days written notice to Collateral Agent and who Collateral Agent has agreed in its sole discretion in writing is satisfactory and who has executed an agreement in form and substance satisfactory to Collateral Agent agreeing to act as such attorney and agent), as Guarantor's true and lawful attorney and duly authorized agent for acceptance of service of legal process. Guarantor agrees that service of such process upon such person shall constitute personal service of such process upon Guarantor. GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST GUARANTOR BY COLLATERAL AGENT IN ACCORDANCE WITH THIS PARAGRAPH.

     GUARANTOR HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS GUARANTY.

     If there is attached to this Guaranty a Rider A - Special Provisions, such Rider is by this reference incorporated into and made a part of this Guaranty.

     IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned as of this ____ day of May, 1996.

                                          EMPIRE OF CAROLINA, INC.
                                          By________________________________
                                          Its_______________________________
                                          Address:
                                          5150 Linton Boulevard
                                          Delray Beach, Florida  33484

                          RIDER A - SPECIAL PROVISIONS

     This Rider A - Special Provisions is attached to and made a part of that certain Continuing Unconditional Guaranty (the "Guaranty") of even date herewith executed by Empire of Carolina, Inc. ("Guarantor") in favor of Collateral Agent, for the benefit of Collateral Agent and Lenders.

     1. No payment made by or for the account of Guarantor including, without limitation, (i) a payment made by Guarantor in respect of Borrower's Liabilities or (ii) a payment made by any other person under any other guaranty, shall entitle the Guarantor by subrogation or otherwise, to any payment from Borrower or from or out of any property of Borrower and Guarantor shall not exercise any right or remedy against Borrower or any property of Borrower by reason of any performance by Guarantor under the Guaranty.

                                          EMPIRE OF CAROLINA, INC.
                                          By________________________________
                                          Its_______________________________
                                          Address:
                                          5150 Linton Boulevard
                                          Delray Beach, Florida  33484

                     PATENT, TRADEMARK AND LICENSE MORTGAGE

     THIS PATENT, TRADEMARK AND LICENSE MORTGAGE (the "Mortgage") made as of this ____ day of May, 1996, by Empire Industries, Inc., a North Carolina corporation having an address at 501 Daniel Street, Tarboro, North Carolina 27886-4000 ("Mortgagor"), in favor of LaSalle National Bank ("LaSalle"), with an office at 135 South LaSalle Street, Chicago, Illinois 60674, as collateral agent for the lenders ("Lenders") who are now or hereafter parties to the Loan Agreement ("Mortgagee"):

                              W I T N E S S E T H

     WHEREAS, Mortgagor, Mortgagee, Lenders and BT Commercial Corporation as administrative agent ("Administrative Agent") are parties to a certain Loan and Security Agreement (the "Loan Agreement") and other related loan documents of even date herewith (collectively, with the Loan Agreement, the "Loan Documents"), which Loan Documents provide (i) for Mortgagee, Lenders and Administrative Agent to, from time to time, extend credit to or for the account of Mortgagor and (ii) for the grant by Mortgagor to Mortgagee of a security interest in certain of Mortgagor's assets, including, without limitation, its patents, patent applications, trademarks, trademark applications, tradenames, service marks, service mark applications, goodwill and licenses;

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, Mortgagor agrees as follows:

     1. Capitalized Terms. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Loan Documents.

     2. Mortgage of Patents, Trademarks and Licenses. To secure the complete and timely satisfaction of all of Mortgagor's "Liabilities" (as defined in the Loan Agreement), Mortgagor hereby grants, mortgages, pledges, and creates a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests, to Mortgagee with power of sale, to the extent permitted by law or by the specific license agreements, upon exercise by Mortgagee of its rights as a secured party following the occurrence of an "Event of Default" (as defined in the Loan Agreement) all of Mortgagor's right, title and interest in and to all of its now existing and hereafter created or acquired:

           (i) patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, and those patents listed on Exhibit A attached hereto and hereby made a part hereof, and (a) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, damages and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in clauses (a)-(d) of this subsection 2(i), are sometimes hereinafter referred to individually as a "Patent" and, collectively, as the "Patents");

           (ii) trademarks, trademark registrations, trademark applications, tradenames and tradestyles, service marks, service mark registrations and service mark applications, including, without limitation, the trademarks, tradenames, service marks and applications and registrations thereof listed on Exhibit B attached hereto and hereby made a part hereof, and (a) renewals or extensions thereof, (b) all income, damages and payments now and hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing trademarks, tradenames and tradestyles, service marks and applications and registrations thereof, together with the items described in clauses (a)-(d) of this subsection 2(ii), are sometimes hereinafter referred individually as a "Trademark", and, collectively, as the "Trademarks");

           (iii) all license agreements with respect to any of the Patents or the Trademarks or any other patent, trademark, service mark or any application or registration thereof or any other tradename or tradestyle between Mortgagor and any other party, whether Mortgagor is a licensor or licensee under any such license agreement, to the extent such licenses can be pledged or assigned by Mortgagor without the consent of the Licensor, which consent has not been obtained, including, without limitation, the licenses listed on Exhibit C attached hereto and hereby made a part hereof (all of the foregoing license agreements and Mortgagor's rights thereunder are referred to collectively as the "Licenses"); and

           (iv) the goodwill of Mortgagor's business connected with and symbolized by the Trademarks.

     3. Warranties and Representations. Mortgagor warrants and represents to Mortgagee that, except as set forth on Exhibit D attached hereto:

           (i) The Patents, Trademarks and Licenses have not been adjudged invalid or unenforceable and have not been canceled, in whole or in part and are presently subsisting;

           (ii) Each of the Patents, Trademarks and Licenses is valid and enforceable;

           (iii) Mortgagor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, Trademarks and Licenses, free and clear of any liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by Mortgagor not to sue third persons;

           (iv) Mortgagor has adopted, used and is currently using all of the Trademarks;

           (v) Mortgagor has no notice of any suits or actions commenced or threatened with reference to the Patents, Trademarks or Licenses; and

           (vi) Mortgagor has the right to execute and deliver this Mortgage and perform its terms and has entered into or will enter into written agreements with each of its present and future employees, agents and consultants which will enable it to comply with the covenants contained herein.

     4. Restrictions on Future Agreements. Mortgagor agrees that until Mortgagor's Liabilities shall have been satisfied in full and the Loan Documents shall have been terminated, Mortgagor shall not sell or assign its interest in, or grant any license under, the Patents, Trademarks or Licenses, or enter into any other agreement with respect to the Patents, Trademarks or Licenses which is inconsistent with Mortgagor's obligations under this Mortgage, without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld, and Mortgagor further agrees that it shall not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action (solely with respect to the Patents and the Tradenames), which would affect the validity or enforcement of the rights transferred to Mortgagee under this Mortgage. Notwithstanding the foregoing, Mortgagor will not be required to obtain the consent of Mortgagee in connection with the settlement of any Trademark oppositions or potential Trademark oppositions wherein in order to settle same Mortgagor grants a non-exclusive royalty free license in connection with such Trademark.

     5. New Patents, Trademarks, and Licenses. Mortgagor represents and warrants that, to the best of Mortgagor's knowledge, the Patents, Trademarks and Licenses listed on Exhibits A, B and C, respectively, constitute all of the Patents, registered or applications for Trademarks, and Licenses now owned by Mortgagor. If, before Mortgagor's Liabilities shall have been satisfied in full or before the Loan Documents have been terminated, Mortgagor shall (i) become aware of any existing Patents, Trademarks or Licenses of which Mortgagor has not previously informed Mortgagee, (ii) obtain rights to any new patentable inventions, Patents, Trademarks or Licenses necessary to any material portion of the ongoing business of Mortgagor, or (iii) become entitled to the benefit of any Patents, Trademarks, or Licenses or any improvement on any Patent, the provisions of this Mortgage above shall automatically apply thereto and Mortgagor shall give to Mortgagee prompt written notice thereof. Mortgagor hereby authorizes Mortgagee to modify this

Mortgage by amending Exhibits A, B and C, as applicable, to include any such Patents, Trademarks and Licenses.

     6. Royalties; Terms. The term of the mortgages granted herein shall extend until the earlier of (i) the expiration of each of the respective Patents, Trademarks and Licenses assigned hereunder, and (ii) Mortgagor's Liabilities have been paid in full and the Loan Documents have been terminated. Upon the occurrence of an Event of Default, Mortgagor agrees that the use by Mortgagee of all Patents, Trademarks and Licenses shall be worldwide and without any liability for royalties or other related charges from Mortgagee to the Mortgagor.

     7. Exercise of Rights. From and after the date Mortgagee commences exercising its rights as a secured party following the occurrence of an Event of Default, Mortgagor's right to retain the Patents, Trademarks and Licenses shall terminate forthwith, and Mortgagee shall have, in addition to all other rights and remedies given it by this Mortgage, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any of the jurisdictions in which the Patents, Trademarks or Licenses may be located.

     8. Mortgagee's Right to Inspect. Mortgagee shall have the right, at any time and from time to time during normal business hours and prior to payment in full of Mortgagor's Liabilities and termination of the Loan Documents, to inspect Mortgagor's premises and to examine Mortgagor's books, records and operations.

     9. Release of Mortgage. This Mortgage is made for collateral purposes only. Upon payment in full of Mortgagor's Liabilities and termination of the Loan Documents, Mortgagee shall execute and deliver to Mortgagor all releases, assignments and other instruments, and shall take such other actions, as may be necessary or proper to release Mortgagee's security interest in the Patents, Trademarks, and Licenses, subject to any disposition thereof which may have been made by Mortgagee pursuant hereto or pursuant to the Loan Documents.

     10. Expenses. All expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Mortgagor. All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by Mortgagee in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Patents, Trademarks and Licenses, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, Trademarks and Licenses, shall be borne by and paid by Mortgagor on demand by Mortgagee and until so paid shall be added to the principal amount of Mortgagor's Liabilities and shall bear interest at the rate for "Prime Rate Loans" (as defined in the Loan Agreement).

     11. Duties of Mortgagor. To the extent commercially reasonable, Mortgagor shall have the duty (i) to prosecute diligently any patent, trademark or service mark applications pending as of the date hereof or thereafter until Mortgagor's Liabilities shall have been paid in full, (ii) to make application on unpatented but patentable inventions and on trademarks and service marks, as appropriate, and to the extent commercially reasonable, (iii) to preserve and maintain all rights in the Patents, Trademarks and Licenses, and (iv) to ensure that the Patents, Trademarks and Licenses are and remain enforceable. Any expenses incurred in connection with Mortgagor's obligations under this Section 11 shall be borne by Mortgagor. Mortgagor shall not abandon any right to file a patent, trademark or service mark application, or abandon any pending patent application, or any other Patent, Trademark or License without the consent of Mortgagee, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, and prior to the occurrence of an Event of Default, Mortgagor has no obligation to:

           (i) begin or recommence use of any Trademarks not currently in use;

           (ii) maintain Trademarks for products, services or product lines which are discontinued in the ordinary course of business; and

           (iii) maintain any trademark application, or registration which is not in use or patent rights which are obsolete; and Mortgagee's prior consent is not required to abandon any application or registration for a Trademark which is not in use.

     12. Mortgagee's Right to Sue. After the occurrence of an Event of Default, Mortgagee shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Patents, Trademarks and Licenses, and, if Mortgagee shall commence any such suit, Mortgagor shall, at the request of Mortgagee, do any and all lawful acts and execute any and all proper documents required by Mortgagee in aid of such enforcement and Mortgagor shall promptly, upon demand, reimburse and indemnify Mortgagee for all reasonable costs and expenses incurred by Mortgagee in the exercise of its rights under this Section 12.

     13. Waivers. No course of dealing between Mortgagor and Mortgagee, nor any failure to exercise, nor any delay in exercising, on the part of Mortgagee, any right, power or privilege hereunder or under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     14. Severability. The provisions of this Mortgage are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Mortgage in any jurisdiction.

     15. Modification. This Mortgage cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the parties hereto.

     16. Cumulative Remedies; Power of Attorney; Effect on Financing Agreement. All of Mortgagee's rights and remedies with respect to the Patents, Trademarks and Licenses, whether established hereby or by the Loan Documents, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Upon the occurrence of an Event of Default, Mortgagor hereby authorizes Mortgagee to make, constitute and appoint any officer or agent of Mortgagee as Mortgagee may select, in its sole discretion, as Mortgagor's true and lawful attorney-in-fact, with power to (i) endorse Mortgagor's name on all applications, documents, papers and instruments necessary or desirable for Mortgagee in the use of the Patents, Trademarks and Licenses, or (ii) take any other actions with respect to the Patents, Trademarks and Licenses as Mortgagee deems to be in the best interest of Mortgagee, or (iii) grant or issue any exclusive or non-exclusive license under the Patents, Trademarks or Licenses to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Patents, Trademarks or Licenses to anyone. Mortgagee hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney, being coupled with an interest, shall be irrevocable until Mortgagor's Liabilities shall have been paid in full and the Loan Agreement, including any amendments thereto, has been terminated. Mortgagor acknowledges and agrees that this Mortgage is not intended to limit or restrict in any way the rights and remedies of Mortgagee under the Loan Documents but rather is intended to facilitate the exercise of such rights and remedies. Mortgagee shall have, in addition to all other rights and remedies given it by the terms of this Mortgage and the Loan Documents, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents, Trademarks or Licenses may be located.

     17. Binding Effect; Benefits. This Mortgage shall be binding upon the Mortgagor and its respective successors and assigns, and shall inure to the benefit of Mortgagee, its successors, nominees and assigns.

     18. Governing Law. This Mortgage shall be governed by and construed in accordance with the internal laws of the State of Illinois.

     19. Headings. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

     20. Further Assurances. Mortgagor agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as

Mortgagee shall reasonably request from time to time in order to carry out the purpose of this Mortgage and agreements set forth herein.

     21. Survival of Representations. All representations and warranties of Mortgagor contained in this Mortgage shall survive the execution and delivery of this Mortgage and shall be remade on the date of each borrowing under the Loan Documents.

     IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage in favor of Mortgagee as of the date first written above.

ATTEST:                                 EMPIRE INDUSTRIES, INC.

_________________________________

By ______________________________       By _____________________________

Its _____________________________       Its ____________________________

Agreed and Accepted this ____ day of May, 1996

LASALLE NATIONAL BANK, as Collateral Agent

By _______________________________

Its ______________________________


                        THIS INSTRUMENT PREPARED BY AND

                            AFTER FILING RETURN TO:

                           Kristine M. Schuler, Esq.

                          GOLDBERG, KOHN, BELL, BLACK,
                           ROSENBLOOM & MORITZ, LTD.
                             55 East Monroe Street
                                   Suite 3700
                            Chicago, Illinois  60603
                                 (312) 201-4000

                                 ACKNOWLEDGMENT



STATE OF  _____________)
                       )  SS
COUNTY OF  ____________)


     The foregoing Patent, Trademark and License Mortgage was executed and acknowledged before me this ____ day of May, 1996, by ______________________________ and ______________________________, personally known to me to be the ____________________ and ____________________,
respectively, of Empire Industries, Inc., a North Carolina corporation, on behalf of such corporation.

     GIVEN under my hand and notarial seal this ______ day of May, 1996.


                                        ________________________________
                                        Notary Public


                                        My Commission Expires

                                        ________________________________

                                 ACKNOWLEDGMENT




STATE OF  ________________  )
                            ) SS
COUNTY OF ______________    )



     I, ____________________________, a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT ______________________, the ______________________ of LaSalle National Bank, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said bank for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ____ day of May, 1996




                                        ________________________________
                                        Notary Public


                                        My Commission Expires:

                                        ________________________________

                                   EXHIBIT A

                                    Patents

                                   EXHIBIT B

                                   Trademarks

                                   EXHIBIT C

                                    Licenses

              ASSIGNMENT OF PLEDGED STOCK AND RIGHTS AND REMEDIES
                    UNDER STOCK PLEDGE AND CREDIT AGREEMENT


     This Assignment ("Assignment") is made this ____ day of May, 1996, by Empire of Carolina, Inc., a Delaware corporation ("Empire") and its subsidiaries, including but not limited to, Empire Industries, Inc., a North Carolina corporation ("Industries") (Empire, together with its subsidiaries, including Industries, ("Assignor")), in favor of LaSalle National Bank, as Collateral Agent ("Collateral Agent") for the lenders ("Lenders") who are or may upon time to time become parties to that certain Loan and Security Agreement among Collateral Agent, BT Commercial Corporation, as Administrative Agent ("Administrative Agent") for Lenders and Lenders.

                             W I T N E S S E T H :

     WHEREAS, Assignor agreed to extend a revolving line of credit (the "Line of Credit") to Centrex International, a sole proprietorship ("Centrex") to enable Centrex to purchase up to $2,000,000 of pool products and accessories manufactured and/or to be manufactured by Assignor;

     WHEREAS, in consideration of Assignor's agreement to extend the Line of Credit, Centrex agreed to pledge to Assignor a security interest in all existing and certain after-acquired shares of certificated securities owned by Assignor in ACM Government Opportunity Fund, Inc. ("Pledged Stock") up to an aggregate value of One Million and No/100 ($1,000,000.00) Dollars computed as of August 1, 1995 pursuant to a Stock Pledge and Credit Agreement dated as of August 31, 1995 among Paul Sirianni, Centrex and Assignor ("Pledge Agreement");

     WHEREAS, Industries and Collateral Agent, Administrative Agent and Lenders have entered into that certain Loan and Security Agreement of even date herewith (the "Loan Agreement"), pursuant to which Industries has granted Collateral Agent, for its benefit and the benefit of Lenders, a security interest in substantially all of Industries' assets;

     WHEREAS, Lenders have required, as a condition to making loans to Industries pursuant to the Loan Agreement, that Assignor assign to Collateral Agent, for its benefit and the benefit of Lenders, as additional security for the repayment of the "Liabilities" (as defined in the Loan Agreement), Assignor's security interest in the Pledged Stock and all of Assignor's rights and remedies under the Pledge Agreement;

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby agrees as follows:

     1. Assignor hereby assigns and transfers to Collateral Agent, for its benefit and the benefit of Lenders, a security interest in, as additional security for the repayment in full of the Liabilities, Assignor's security interest in the Pledged Stock and all of Assignor's rights and remedies under the Pledge Agreement.

     2. Contemporaneously herewith, Assignor is delivering to Assignee the certificates representing the Pledged Stock, together with duly executed undated instruments of transfer or assignment in blank for the purpose of perfecting Assignee's security interest therein. Assignee agrees to hold the Pledged Stock, as Collateral Agent, for its benefit and the benefit of Lenders and also as bailee for Assignor pursuant to Article 8-313 of the Uniform Commercial Code of the State of North Carolina. Except for the safe custody of the Pledged Stock in its possession, Collateral Agent shall have no duty with respect to the Pledged Stock. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Stock if the Pledged Stock is accorded treatment that is substantially equivalent to that which Collateral Agent accords its own property. Such certificates shall be returned to Assignor upon payment in full by Centrex of the Line of Credit and termination of all obligations of Centrex under the Credit Agreement (as defined in the Pledge Agreement) and the Pledge Agreement.

     3. Assignor hereby irrevocably authorizes and empowers Collateral Agent or its agent, in Collateral Agent's sole discretion, at any time after the occurrence of an "Event of Default" (as defined in the Loan Agreement) to (a) either directly or on behalf of Assignor, assert any and all claims and demands and enforce any and all rights and remedies that Assignor may have (including, without limitation, any and all rights of set-off) from time to time against Centrex, with respect to the Pledged Stock or the Pledge Agreement or any document or instrument executed in connection therewith and (b) receive and collect any and all proceeds or amounts due to Assignor under the Pledge Agreement (whether as proceeds of the Pledged Stock or otherwise) and apply all such amounts on account of the Liabilities in such manner as Collateral Agent shall elect. Assignor hereby irrevocably makes, constitutes and appoints Collateral Agent (and all officers, employees or agents designated by Collateral Agent) as Assignor's true and lawful attorney (and agent-in-fact) for the purpose of enabling Collateral Agent or its agent to assert any and all such claims and demands or enforce any and all such rights and remedies and collect such proceeds, awards and amounts and to apply such monies to the Liabilities in such manner as Collateral Agent shall elect.

     4. Assignor hereby agrees and acknowledges that Collateral Agent shall not be deemed to have assumed any of the obligations or liabilities of Assignor under the Pledge Agreement by reason of execution and delivery of this Assignment or otherwise, Assignor further agrees to indemnify, protect, defend and hold Collateral Agent harmless from and with respect to any claims or demands by Centrex hereunder or thereunder.

     5. Assignor hereby agrees that if Assignor shall receive any monies with respect to the Pledged Stock or the Pledge Agreement, whether or not by reason of any assertion by Assignor or Collateral Agent of any of Assignor's rights and remedies under the Pledge Agreement, said monies shall be received in trust by Assignor for Collateral Agent, for its benefit and the benefit of Lenders, and immediately turned over to Collateral Agent by Assignor for application to the Liabilities in such manner as Collateral Agent shall elect.

     6. THIS ASSIGNMENT SHALL BE CONSTRUED ACCORDING TO THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

     IN WITNESS WHEREOF, this Assignment has been executed and delivered as of the day and year first written above.



                                        EMPIRE OF CAROLINA, INC., a
                                        Delaware corporation

                                        By_________________________________

                                        Its_______________________________

                                        EMPIRE INDUSTRIES, INC., a
                                        North Carolina corporation

                                        By_________________________________

                                        Its_______________________________

Agreed and Accepted this ______
day of May, 1996.

LASALLE NATIONAL BANK, as Collateral
Agent

By_________________________________

Its_______________________________

                                   EXHIBIT E

                           LIST OF APPROVED ASSIGNEES

1.   Sanwa Business Credit, Inc.
2.   Bank of New York Commercial Corp.
3.   BOT Financial Corporation
4.   Heller Financial, Inc./Heller Business Credit
5.   Nationsbank Business Credit, Inc./NationsBank
6.   GE Capital Corporation
7.   The CIT Group
8.   Transamerica Business Credit
9.   First Source Financial
10.  Bank of America
11.  FINOVA Capital Corporation
12.  Gibraltor
13.  The First National Bank of Chicago/NBD Bank
14.  American National Bank and Trust Company of Chicago
15.  Congress Financial Corporation


     In addition to the foregoing, any affiliates of such financial institutions and any successor of such financial institutions by merger, acquisition or otherwise.

                                   EXHIBIT D

                           CONFIDENTIALITY AGREEMENT

     WHEREAS, reference is made to that certain Loan and Security Agreement (the "Loan Agreement") dated as of May __, 1996 among Empire Industries, Inc. ("Borrower"), LaSalle National Bank, for itself ("LaSalle") and as collateral agent for all "Lenders" under and as defined in the Loan Agreement ("Collateral Agent"), BT Commercial Corporation, for itself ("BTCC") and as administrative agent for all Lenders ("Administrative Agent"), and all other Lenders now or hereafter a party to the Loan Agreement;

     WHEREAS, ________________ ("XXX"), a Lender under the Loan Agreement, is interested in assigning or participating all or a portion of its loans to Borrower to ________________ ("YYY"), and YYY is interested in becoming an assignee or participant;

     WHEREAS, pursuant to the terms of the Loan Agreement, prior to providing any confidential information to a potential assignee or participant, such party must execute a confidentiality agreement in the form hereof.

     NOW, THEREFORE, for this and other good and valuable consideration XXX and YYY agree as follows:

     YYY hereby agrees to keep any non-public information delivered or made available to YYY or any authorized representative of YYY regarding Borrower or its affiliates confidential from any person other than persons employed or retained by YYY or who are or are expected to become engaged in evaluating, approving, administering or otherwise involved in the assignment of or purchase of a participation in the loans and other financial accommodations to Borrower under the Loan Agreement (which persons shall also be bound by this provision); provided, however, that nothing herein shall prevent YYY or any such party from disclosing such information as required or requested by any governmental agency or representative thereof or pursuant to legal process, or to any future assignee or participant of YYY, so long as such future assignee or participant executes a confidentiality agreement in substantially the form hereof. In addition, nothing herein shall prevent YYY from discussing such information with, or disclosing such information to, any other Lender, Collateral Agent or Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have executed this Confidentiality Agreement this ____ day of ____________, 199__.



                                       XXX


                                       By_________________________
                                       Its________________________

                                       YYY


                                       By_________________________
                                       Its________________________

                          COPYRIGHT SECURITY AGREEMENT


     THIS COPYRIGHT SECURITY AGREEMENT ("Security Agreement") is made as of the _____ day of May, 1996, by Empire Industries, Inc., a North Carolina corporation having an address at Post Office Box 4000, 501 Daniel Street, Tarboro, North Carolina 27886-4000 ("Borrower"), in favor of LaSalle National Bank, a national banking association having an office at 135 South LaSalle Street, Chicago, Illinois 60674, as Collateral Agent ("Collateral Agent") for the lenders ("Lenders") who are or may from time to time become parties to the Loan Agreement (as hereinafter defined):

                              W I T N E S S E T H:

     WHEREAS, Collateral Agent, BT Commercial Corp., as Administrative Agent (Administrative Agent") for the Lenders and Lenders are parties to a certain Loan and Security Agreement of even date herewith (the "Loan Agreement"), which Loan Agreement provides (i) for Lenders, from time to time, to extend credit to or for the account of Borrower and (ii) for the grant by Borrower to Collateral Agent, for its benefit and the benefit of Lenders, of a security interest in certain of Borrower's assets, including, without limitation, its copyrights, copyright applications and interests under copyright license agreements; and

     WHEREAS, it is a condition precedent to the extension of credit by Collateral Agent and Lenders under the Loan Agreement that Borrower grant the security interest and make the copyright assignment contemplated by this Security Agreement;

     NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans under the Loan Agreement, Borrower hereby agrees as follows:

     1. Capitalized Terms. All terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     2. Grant of Security Interest. To secure the timely and complete payment, observance and performance of all of the Liabilities, Borrower hereby grants, bargains, mortgages, pledges, creates a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests, to Collateral Agent, for its benefit and the benefit of Lenders, and its successors, transferees and assigns, with power of sale as hereinafter provided, to the extent not prohibited by law, all of Borrower's right, title and interest in and to all of its now owned or existing or hereafter acquired or arising:

           United States and foreign copyrights, copyright applications, including, without limitation, copyrights applications for which registrations have been issued or applied for in the United States Copyright Office, and interests under copyright license agreements (both as licensee and licensor), including, without limitation, the work fixed in a tangible medium described therein, the copyrights and applications listed on Exhibit A attached hereto and made a part hereof, and the interests under copyright license agreements listed on Exhibit B attached hereto and made a part hereof; and (a) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof and (d) all rights corresponding thereto throughout the world (all of the foregoing copyrights, applications and interests under copyright license agreements, together with the items described in clauses (a) through (d) of this Paragraph 2, are sometimes hereinafter referred to individually as a "Copyright" and, collectively, as the "Copyrights").

     3. Restrictions on Future Agreements. Borrower agrees that until all Liabilities shall have been satisfied in full and the Loan Agreement shall have been terminated, Borrower shall not, without Collateral Agent's prior written consent (which consent shall not be unreasonably withheld), abandon any Copyright or enter into any agreement, including, without limitation, any license agreement, which is inconsistent with Borrower's obligations under this Security Agreement. Borrower further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action, which would affect the validity or enforcement of the rights transferred to Collateral Agent under this Security Agreement, and any such agreement or action which may take place so affecting such validity or enforcement shall be null and void and of no effect whatsoever.

     4. New Copyrights. Borrower represents and warrants that the Copyrights listed on Exhibit A and the Copyrights listed on Exhibit B constitute all of the Copyrights now owned by or licensed to or by Borrower for which registrations have been issued or applied for in the United States Copyright Office. If, before the Liabilities have been satisfied in full and the Loan Agreement has been terminated, Borrower shall (i) become aware of any existing Copyright of which Borrower has not previously informed Collateral Agent, (ii) obtain rights to any new copyrightable works, or (iii) become entitled to the benefit of any Copyright (including, without limitation, any reissue, division, continuation, renewal, extension, or continuation-in-part of any Copyright), which benefit is not in existence on the date hereof, then the provisions of this Security Agreement, including, without limitation, Paragraph 2 above, shall automatically apply thereto and Borrower shall give to Collateral Agent prompt written notice thereof. Borrower hereby authorizes Collateral Agent to modify this Security Agreement by amending Exhibit A and Exhibit B, as applicable, to include any such Copyrights.

     5. Representations and Warranties. Borrower hereby represents, warrants, covenants and agrees that:

           (a) It is and will continue to be the sole and exclusive owner of all right, title and interest in the Copyrights so long as the Copyrights shall continue in force, free and clear of any and all liens, claims and encumbrances, except for security interests granted to Collateral Agent, for its benefit and the benefit of Lenders.

           (b) Each of the Copyrights is valid, enforceable and presently subsisting.

           (c) It has the full right and power to grant the security interests in the Copyrights made hereby and perform its obligations hereunder.

           (d) It has made no previous assignment, transfer or agreements in conflict herewith or constituting a present or future assignment, or transfer of, or encumbrance on, any of the Copyrights except for license agreements to use such Copyrights granted to licensees described on Exhibit B hereto.

           (e) There is no financing statement or other document or instrument now signed by Borrower or on file in any public office covering any part of the Copyrights, except those showing Collateral Agent as secured party, and so long as any Liabilities remain outstanding under the Loan Agreement or the Loan Agreement has not been terminated, Borrower will neither execute nor permit to be filed in any public office any such financing statement or other document or instrument, except financing statements on file or to be filed in favor of Collateral Agent.

           (f) It will neither sell, assign its interest in, nor grant any license under, any of the Copyrights, without the prior written consent of Collateral Agent which consent will not be unreasonably withheld.

           (g) To the best knowledge of Borrower no infringement or unauthorized use is presently being made of any of the Copyrights which would materially adversely affect the fair market value of the Copyrights or the benefits to Collateral Agent of this Security Agreement, including, without limitation, the priority or perfection of the security interest granted herein or the remedies of Collateral Agent hereunder.

           (h) All information furnished to Collateral Agent or any Lender concerning the Copyrights and proceeds thereof, for the purpose of obtaining credit or an extension of credit from Collateral Agent and Lenders, is, or will be at the time the same is furnished, accurate and correct in all material respects.

          6. Royalties; Terms. Borrower hereby agrees that any use by Collateral Agent of any rights granted hereunder with respect to the Copyrights shall be worldwide and without any liability for royalties or other related charges from Collateral Agent to Borrower or any other Person. The term of the assignments and security interests granted herein shall extend until the earlier of (i) the expiration or termination of each of the Copyrights assigned hereunder or (ii) the payment in full of all Liabilities and the termination of the Loan Agreement.

     7. Release of Security Interest. This Security Agreement is made for collateral purposes only. Upon payment in full of all Liabilities and termination of the Loan Agreement, Collateral Agent shall, at Borrower's sole cost and expense, execute and deliver to Borrower all termination statements, assignments and other instruments as may be necessary or proper to re-vest in Borrower full title to the Copyrights granted hereby, subject to any disposition thereof which may have been made by Collateral Agent pursuant to the Loan Agreement, this Security Agreement or applicable law.

     8. Duties of Borrower. Borrower shall have the duty (i) to file and prosecute diligently any copyright application that is part of the Copyrights pending as of the date hereof or thereafter until all Liabilities shall have been paid in full and the Loan Agreement shall have been terminated, (ii) to make application on uncopyrighted but copyrightable works, as appropriate, and to the extent commercially reasonable, (iii) to preserve and maintain all rights in the Copyrights to the extent commercially reasonable, (iv) to ensure that the Copyrights are and remain enforceable to the extent commercially reasonable and (v) to provide Collateral Agent on an annual basis with a list of all copyright applications filed or made pursuant to this Paragraph 8. Any expenses incurred in connection with this Paragraph 8 shall be borne by Borrower. Borrower shall neither abandon any right to file a copyright application nor abandon any pending copyright application, or any Copyrights, without the consent of Collateral Agent which consent will not be unreasonably withheld. If Borrower fails to comply with any of the foregoing duties, Collateral Agent may perform said duties in Borrower's name, to the extent permitted by law, at Borrower's expense, and Borrower hereby agrees to reimburse Collateral Agent in full for all expenses incurred in connection with Collateral Agent's performance of such duties, including reasonable attorneys' fees and expenses so incurred by Collateral Agent. Notwithstanding the foregoing, and prior to the occurrence of an Event of Default, Borrower has no obligation to: (i) begin or recommence use of any Copyrights not currently in use; (ii) maintain Copyrights for products, services or product lines which are discontinued in the ordinary course of business and (iii) maintain any Copyright application or registration which is not in use or which is obsolete, and Collateral Agent's prior consent is not required to abandon any Copyright application or Copyright for a Copyright which is not in use.

     9. Expenses. All expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Borrower. All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by Collateral Agent or any Lender in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise in protecting, defending, maintaining or preserving the Copyrights, or in defending or prosecuting any actions or proceedings arising out of or related to the

Copyrights, shall be borne by and paid by Borrower on demand by Collateral Agent and until so paid shall be added to the principal amount of Borrower's Liabilities and shall bear interest at the rate for Loans.

     10. Right to Sue. After the occurrence of an Event of Default, Collateral Agent shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Copyrights, and any licenses thereunder, and, if Collateral Agent shall commence any such suit, Borrower shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all proper documents required by Collateral Agent or such other party in aid of such enforcement, and Borrower shall promptly, upon demand, reimburse and indemnify Collateral Agent or such other party for all costs and expenses incurred by Collateral Agent or such other party in the exercise of its or their rights under this Paragraph 10.

     11. Waivers. Neither any course of dealing between Borrower and Collateral Agent and/or any Lender, nor any failure to exercise, nor any delay in exercising, on the part of Collateral Agent or any Lender, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     12. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

     13. Modification. This Security Agreement cannot be altered, amended or modified in any way, except as specifically provided in Paragraph 4 hereof or by a writing signed by the parties hereto.

     14. Cumulative Remedies; Power of Attorney; Effect on Loan Agreement. All of the rights and remedies of Collateral Agent with respect to the Copyrights, whether established hereby, by the Loan Agreement, by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. Borrower hereby authorizes Collateral Agent, at any time after an Event of Default, to make, constitute and appoint any officer or agent of Collateral Agent as Collateral Agent may select, in its sole discretion, as Borrower's true and lawful attorney-in-fact, with power to (i) endorse Borrower's name on all applications, documents, papers and instruments necessary or desirable for Collateral Agent in the use of the Copyrights, (ii) grant or issue any exclusive or non-exclusive license under the Copyrights to any Person, (iii) assign, pledge, convey or otherwise transfer title in or dispose of the Copyrights to any Person free and clear of any encumbrance upon title thereof created after the date of this Security Agreement, and (iv) take any other actions with respect to the Copyrights as Collateral Agent deems to be in its best interests. Borrower hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney, being coupled with an interest, shall be irrevocable until all Liabilities shall have been paid in full and the Loan Agreement shall have been terminated. Borrower acknowledges and agrees that this Security Agreement is not intended to limit or restrict in any way the rights and remedies of Collateral Agent, Administrative Agent, Lenders or their successors, transferees and assigns under the Loan Agreement but rather is intended to facilitate the exercise of such rights and remedies. Collateral Agent, Administrative Agent, Lenders and such other parties shall have, in addition to all other rights and remedies given it or them by the terms of this Security Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Copyrights may be located. Recourse to security will not be required at any time.

     15. Care of Copyrights. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Copyrights if it takes such action for that purpose as Borrower shall request in writing, but failure of Collateral Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Collateral Agent to preserve or protect any rights with respect to the Copyrights against prior parties, or to do any act with respect to preservation of the Copyrights not so requested by Borrower shall be deemed a failure to exercise reasonable care in the custody or preservation of the Copyrights.

     16. Certain Rights Regarding Copyrights and Liabilities. Collateral Agent may from time to time, whether before or after any of the Liabilities shall become due and payable, without notice to Borrower, take all or any of the following actions: (a) at any time and from time to time after the occurrence of an Event of Default, transfer all or any part of the Copyrights into the name of Collateral Agent or its nominee, with or without disclosing that such Copyrights are subject to the lien and security interest hereunder, (b) after the occurrence of an Event of Default, notify the parties obligated on any of the Copyrights to make payment to Collateral Agent of any amounts due or to become due with respect thereto, (c) at any time and from time to time after the occurrence of an Event of Default, enforce collection of any of the Copyrights by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto and (d) after the occurrence of an Event of Default, take control of any proceeds of the Copyrights.

     17. Binding Effect; Benefits. This Security Agreement shall be binding upon Borrower and its respective successors and assigns, and shall inure to the benefit of Collateral Agent, Lenders and their respective successors, transferees and assigns.

     18. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any of the Copyrights, are governed by the laws of a jurisdiction other than the State of Illinois. Unless otherwise defined herein or in the Loan Agreement, terms used in Article 9 of the Uniform Commercial Code as enacted in the State of Illinois are used herein as therein defined.

     19. Notice. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other, or whenever either of the parties desires to give or serve upon the other any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in the manner provided in the Loan Agreement.

     20. Consent to Jurisdiction. TO INDUCE COLLATERAL AGENT TO ACCEPT THIS AGREEMENT, BORROWER, IRREVOCABLY AGREES THAT, SUBJECT TO COLLATERAL AGENT'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF, FROM, OR RELATED TO THIS AGREEMENT, THE LOAN AGREEMENT, ANY RELATED LOAN DOCUMENTS OR AGREEMENTS OR THE COPYRIGHTS SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE IN ACCORDANCE WITH THE LOAN AGREEMENT.

     21. WAIVER OF JURY TRIAL. BORROWER, COLLATERAL AGENT AND EACH LENDER EACH WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT.

     22. Further Assurances. Borrower agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Collateral Agent shall reasonably request from time to time in order to carry out the purpose of this Security Agreement and agreements set forth herein.

     23. Survival of Representations. All representations and warranties of Borrower contained in this Security Agreement shall survive the execution and delivery of this Security Agreement and shall be remade on the date of each borrowing under the Loan Agreement.

     24. Headings. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Security Agreement as of the date first above written.

                                                        EMPIRE INDUSTRIES, INC..
                                                        By
                                                          ---------------------
                                                        Title
                                                             ------------------


Agreed to and Accepted this
____ day of May, 1996.



LASALLE NATIONAL BANK,
as Collateral Agent
By
  -------------------------
Title
     ----------------------

STATE OF __)
           )SS.
COUNTY OF__)



     The foregoing Collateral Copyright Security Agreement was executed and acknowledged before me this _____ day of May, 1996, by _______________________ personally known to be to be the __________________ of Empire Industries, Inc., a North Carolina corporation, on behalf of such corporation.


(SEAL)                              -------------------------------------------
                                    Notary Public

                                    My Commission Expires:

                                    -------------------------------------------





                          THIS INSTRUMENT PREPARED BY
                         AND AFTER RECORDING RETURN TO:

                            Kristine  Schuler, Esq.
                          GOLDBERG, KOHN, BELL, BLACK,
                           ROSENBLOOM & MORITZ, LTD.
                             55 East Monroe Street
                                   Suite 3700
                            Chicago, Illinois  60603
                                 (312) 201-4000

                                 ACKNOWLEDGMENT




STATE OF __)
           )SS.
COUNTY OF__)


     I, ________________________, a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT ____________________, the ___________________ of LaSalle National Bank, as Collateral Agent, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ____ day of May, 1996.

                                        _______________________________________
                                        Notary Public

                                        My Commission Expires:

                                        _______________________________________

                                   EXHIBIT A

                                       TO

                    COLLATERAL COPYRIGHT SECURITY AGREEMENT

                            DATED AS OF MAY __, 1996


                          COPYRIGHTS AND APPLICATIONS


                   TITLE OF             DATE OF          REGISTRATION
FILE NO.             WORK             REGISTRATION           NO.

                                   EXHIBIT B

                                       TO

                    COLLATERAL COPYRIGHT SECURITY AGREEMENT

                          COPYRIGHT LICENSE AGREEMENT


                Description of License    Licensee under          Licenser
Name/Address          Agreement           Agreement            under Agreement